Registration Statement No. 333-143353

811-09137

As Filed with the Securities and Exchange Commission on April 29, 2019

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 26	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 113	☒

DELAWARE LIFE VARIABLE ACCOUNT I

Registrant

DELAWARE LIFE INSURANCE COMPANY

Depositor

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Depositor’s Address

(844) 448-3519

Depositor’s Telephone Number

Michael S. Bloom

Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2019 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date)pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Executive VUL

Delaware Life Variable Account I

A Flexible Premium Variable Universal Life Insurance Policy

Prospectus

April 30, 2019

This prospectus describes the variable universal life insurance policy (the “Policy”) issued by Delaware Life Insurance Company (“we”, “us” or “Company”) through Delaware Life Variable Account I (the “Variable Account”), one of our separate accounts. The Policy is being offered as an individual policy. This prospectus contains important information You should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference. You may choose among a number of Sub-Accounts and a Fixed Account Option. The Sub-Accounts in the Variable Account invest in shares of the following Funds:

Asset Allocation

AB Balanced Wealth Strategy Portfolio (Class B)

BlackRock Global Allocation V.I. Fund (Class III)

Fidelity® VIP Balanced Portfolio (Service Class 2)5

Franklin Allocation VIP Fund (Class 2)1,8,11

Franklin Income VIP Fund (Class 2)

Invesco V.I. Equity and Income Fund (Series II)

MFS® Conservative Allocation Portfolio (Initial Class)1

MFS® Global Tactical Allocation Portfolio (Service Class)9

MFS® Growth Allocation Portfolio (Initial Class)1

MFS® Moderate Allocation Portfolio (Initial Class)1

MFS® Total Return Series (Service Class)

PIMCO Global Multi-Asset Managed Allocation Portfolio (Administrative Class)1,9

Emerging Markets Bond

PIMCO Emerging Markets Bond Portfolio (Administrative Class)

Emerging Markets Equity

MFS® Emerging Markets Equity Portfolio (Service Class)

High Yield Bond

American Funds Insurance Series® High-Income Bond Fund (Class 2)

MFS® High Yield Portfolio (Initial Class)

Inflation-Protected Bond

MFS® Inflation-Adjusted Bond Portfolio (Initial Class)

PIMCO Real Return Portfolio (Administrative Class)2

Intermediate Term Bond

American Funds Insurance Series® Bond Fund (Class 2)

Franklin U.S. Government Securities VIP Fund (Class 2)2

MFS® Corporate Bond Portfolio (Service Class)

MFS® Government Securities Portfolio (Service Class)

MFS® Total Return Bond Series (Initial Class)

PIMCO Total Return Portfolio (Administrative Class)2

International/Global Equity

AB International Value Portfolio (Class B)2

American Funds Insurance Series® International Fund (Class 2)

American Funds Insurance Series® Global Growth Fund (Class 2)

American Funds Insurance Series® Global Growth and Income Fund (Class 2)

First Eagle Overseas Variable Fund4

Invesco V.I. International Growth Fund (Series I)

MFS® International Growth Portfolio (Service Class)

MFS® Research International Portfolio (Service Class)

Oppenheimer Global Fund/VA (Service Shares)

Templeton Growth VIP Fund (Class 2)

International/Global Small/Mid Cap Equity

American Funds Insurance Series® Global Small Capitalization Fund (Class 2)

Money Market

MFS® U.S. Government Money Market Portfolio (Initial Class)3

Large Cap Equity

American Funds Insurance Series® Growth-Income Fund (Class 2)

American Funds Insurance Series® Growth Fund (Class 2)

American Funds Insurance Series® Blue Chip Income and Growth Fund (Class 2)

Columbia Variable Portfolio - Large Cap Growth Fund (Class 2)

Fidelity® VIP Contrafund® Portfolio (Service Class 2)6

Fidelity® VIP Index 500 Portfolio (Service Class 2)6

Franklin Mutual Shares VIP Fund (Class 2)

Invesco V.I. Comstock Fund (Series II)

Invesco V.I. Core Equity Fund (Series I)

MFS® Growth Series (Initial Class)

MFS® Research Series (Initial Class)

MFS® Value Series (Service Class)

MFS® Value Series (Initial Class)

Oppenheimer Capital Appreciation Fund/VA (Service Shares)

Oppenheimer Main Street Fund/VA (Service Shares)2

Mid Cap Equity

Fidelity® VIP Mid Cap Portfolio (Service Class 2)5

Invesco V.I. American Value Fund (Series II)

MFS® Mid Cap Growth Series (Initial Class)

MFS® Mid Cap Value Portfolio (Initial Class)

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio (Class II Shares)10

Real Estate Equity

MFS® Global Real Estate Portfolio (Initial Class)

Short Term Bond

MFS® Limited Maturity Portfolio (Initial Class)

Small Cap Equity

DWS Small Cap Index VIP (Class B)8

Franklin Small Cap Value VIP Fund (Class 2)

MFS® Blended Research Small Cap Equity Portfolio (Initial Class)

MFS® New Discovery Series (Initial Class)

MFS® New Discovery Value Portfolio (Initial Class)

Wanger USA2,4

Specialty/Sector Equity

MFS® Utilities Series (Service Class)

Specialty/Sector Commodity

PIMCO CommodityRealReturn® Strategy Portfolio (Administrative Class)

Target Date

Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)1,7,8

Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)1,7,8

Multi Sector Bond

Franklin Strategic Income VIP Fund (Class 2)

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This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, You will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[2]	For Policies with Investment Start Dates on and after October 6, 2008, allocations to these investment options are not permitted.

[3]

There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[4]	This Fund does not have different share classes.

[5]	This Portfolio is in Variable Insurance Products III.

[6]	This Portfolio is in Variable Insurance Products Fund II.

[7]	This Portfolio is in Variable Insurance Products Fund V.

[8]	On and after November 15, 2010, this investment option is not open to new premium or transfers.

[9]	This Fund employs a managed volatility strategy.

[10]	Formerly known as Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio.

[11]	Formerly known as Franklin Founding Funds Allocation VIP Fund.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Funds available under your Policy will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper form free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling us at (888) 594-2654. Your election to receive reports in paper form will apply to all Funds available under your Policy.

Delaware Life Insurance Company

Attn: Corporate Markets

1601 Trapelo Road, Suite 30

Waltham, MA 02451

(888) 594-2654

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds. We have not authorized anyone to provide you with information that is different.

RISK/BENEFIT SUMMARY OF POLICY

Use of Policy

The Policy provides corporations and other entities life insurance coverage on employees or other persons in whose lives they have an insurable interest. It may be used in connection with various types of non-tax-qualified executive benefit plans.

Right to Return Period

You may return the Policy within 10 days (or a longer period if required by applicable state law) beginning when you receive the Policy and receive a refund.

Premium Payments

Generally, You must make a minimum Initial Premium payment that will sustain the Policy for three months from its Issue Date.

You choose the amount and timing of subsequent premium payments, within certain limits.

We allocate your net premium payments among the Policy’s Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

The Account Value equals-

•	premiums, plus

•	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less

•	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is-

•	Account Value, less

•	Policy Debt, plus

•	any Enhancement Benefit.

You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse.

You may surrender the Policy for its Cash Surrender Value. Surrender of this Policy is discouraged in the early Policy Years because the Premium Expense Loads are higher in those years.

You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year. Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender. The Net Amount at Risk equals the Death Benefit minus your Account Value.

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Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet one of the following standards-

•	the Guideline Premium Test, or

•	the Cash Value Accumulation Test.

You choose the applicable test. You may not change your election.

Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Guideline Premium Test and Cash Value Accumulation Test definitions.

Mortality Tables

For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009 but prior to January 1, 2020, the 2001 CSO Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2020, the 2017 CSO Mortality Tables apply.

Death Benefit

Specified Face Amount is the minimum amount of life insurance in the Policy. Supplemental Insurance Face Amount is the amount of supplemental life insurance You elect.

You have a choice of three death benefit options-

•	the Specified Face Amount (Option A); or

•	the Specified Face Amount plus your Gross Cash Surrender Value (Option B); or

•	the Specified Face Amount plus cumulative premiums paid (Option C).

You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

At any time, You may-

•	increase the Specified Face Amount or Supplemental Insurance Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

•	decrease the Specified Face Amount or Supplemental Insurance Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Supplemental Benefits

You may supplement the Policy with the following riders where available-

•	waiver of monthly deductions

•	payment of stipulated amount

2

•	loan lapse protection

•	charitable giving benefit

•	travel assistance

We will deduct the cost, if any, of the rider(s) from the Policy’s Account Value on a monthly basis.

CONTRACT RISKS

The Variable Account

We have established a separate account (the “Variable Account”) to fund the variable insurance benefits under your Policy.

The assets of the Variable Account are free from our general creditor’s claims.

The Variable Account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected. These conditions include, but are not limited to

•	inflationary forces,

•	changes in rates of return available from different types of investments,

•	changes in employment rates, and

•	the presence of international conflict.

With such Sub-Accounts, you assume all investment risk. Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund’s prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because the Premium Expense Loads are highest in the early Policy Years. Premium Expense Loads and other insurance-related charges are appropriate to a life insurance policy and not to a short-term savings vehicle.

Partial surrenders may only occur annually after Policy Year 1 and may not exceed the Account Value minus any outstanding Policy Debt.

What if Charges and Deductions Exceed Account Value less Policy Debt?

Your Policy may terminate if your Account Value less Policy Debt is insufficient to pay all charges and deductions then due. If this occurs, we will send You written notice and allow you a 61 day grace period. If You do not make a premium payment within the grace period sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that you should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

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The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Premium Expense Load[1]		(as a % of premium)

Maximum Charge on Premium up to and including Target Premium:	Upon premium receipt	35%

Maximum Charge on Premium in Excess of Target Premium:	Upon premium receipt	5.0%

Illustration Charge	Upon fulfillment of illustration request in any Policy Year	$25.00 per illustration

Loan Lapse Protection Rider[2]	On the Rider Exercise Date	(as a % of Account Value)

Maximum Charge:		3.5%

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance for Specified Face Amount[3]	At the beginning of each Policy Month	(per $1000 of Specified Face Amount Net Amount at Risk “SFANAR”)

Maximum Charge: Minimum Charge[4]: Representative Owner Charge[4]:		$83.33 $0.01 $0.12
(male, nonsmoker, preferred, medically underwritten, Issue Age 45, Policy Year 1)

Cost of Insurance for Supplemental Insurance Face Amount[3]	At the beginning of each Policy Month	(per $1000 of Supplemental Insurance Face Amount Net Amount at Risk “SIFANAR”)

Maximum Charge: Minimum Charge[4]: Representative Owner Charge[4]:		$83.33 $0.01 $0.12
(male, nonsmoker, preferred, medically underwritten, Issue Age 45, Policy Year 1)

Mortality and Expense Risk Charge[5]	Daily	(on the assets allocated to the investment options in the Variable Accounts)

Maximum Charge:		0.60%

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Charge	When Charge is Deducted	Amount Deducted
Monthly Expense Charge	At the beginning of each Policy Month

Maximum Charge: Minimum Charge[4]:		$10.00 $5.00

Monthly Face Amount Charge[11]	At the beginning of each Policy Month	(per $1000 of Specified Face Amount)

Maximum Charge: Minimum Charge[4]: Representative Owner Charge[4]		$0.20 $0.07 $0.07
(Issue Age 45, Policy Year 1)

Loan Interest[6]	At the end of each Policy Year	(as a % of Policy Debt)

4.0%

Flat Extra Charge[7]	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and Supplemental Insurance Face Amount)

Maximum Charge:		$50.00

The next table describes the charges You will pay periodically during the time You own any riders attached to the Policy.

OPTIONAL CHARGES

Charge	When Charge is Deducted	Amount Deducted
Waiver of Monthly Deductions Rider[8]	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and Supplemental Insurance Face Amount)

Maximum Charge: Minimum Charge[4]: Representative Owner Charge[3]:		$0.19 $0.01 $0.07
(Issue Age 45)

Payment of Stipulated Amount Rider[10]	At the beginning of each Policy Month	(per $100 of Stipulated Amount9)

Maximum Charge: Minimum Charge[4]: Representative Owner Charge[3]:		$0.79 $0.14 $0.46

(male, Issue Age 45, benefit payable to age 70)

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The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets for the year ended December 31, 2018. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

ANNUAL FUND OPERATING EXPENSES

(deducted by each Fund on the average daily net asset value of each Fund)

Total Annual Fund Expenses	Minimum	Maximum
(reflects management fees, distribution [and/or service] (12b-1) fees and other expenses)	0.35%	1.92%

[1]

The elements making up the Premium Expense Load are discussed on page 26. The Load is deducted from premium received. The Load on premium up to and including Target Premium will not exceed 35% in Policy Year 1, 12% in Policy Years 2-10 and 5% thereafter. The Load on premium in excess of Target Premium will not exceed 5%.

[2]	The rider charge equals the excess of 99.5% of the Account Value over the Policy Debt. For additional detail for the Loan Lapse Protection Rider, please see page 20.

[3]

The charge varies based on the length of time the Policy has been in force, the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before December 31, 2008, the 1980 CSO Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009 but prior to January 1, 2020, the 2001 CSO Mortality Tables apply. For policies with an Investment Start Date on or after January 1, 2020, the 2017 CSO Mortality Tables apply. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, smoker, standard, medically underwritten, Issue Age 80, Policy Year 40 (20 for 1980 CSO Mortality Tables). The minimum possible is for an Insured female, nonsmoker, super preferred, medically underwritten, Issue Age 20, Policy Year 1. For substandard risk classifications, the Company reserves the right to charge up to 500% of the charges shown in the Fee Table. Please see the section entitled “Monthly Cost of Insurance” for additional detail.

[4]	It is assumed the Owner and the Insured are the same person. Charges shown are those currently applicable.

[5]	The Mortality and Expense Risk charge is deducted in all Policy Years. The charge shown is an annual charge. The charge is deducted on a daily basis.

[6]

Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. It is 4% in Policy Years 1-10 and 3.0% thereafter. See the section entitled “Policy Loans” for additional detail regarding Loan Interest.

[7]	For Policies with Investment Start Dates before August 17, 2009, the maximum flat extra charge per $1000 of Specified Face Amount and Supplemental Insurance Face Amount is $20.00.

[8]

The maximum charge possible is for an Insured, Issue Age 55. The minimum charge possible is for an Insured, Issue Age 20. Charges vary by Issue Age only. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[9]	To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.

[10]

The maximum charge possible is for an Insured male, Issue Age 55, benefit payable to age 70. The minimum charge possible is for an Insured male, Issue Age 20, benefit payable to age 65. Charges vary based on the Insured’s Issue Age, sex and duration of payment option. Disability rates for males are lower than females at younger ages and much higher for males than females at older ages. The use of rates for males provides an appropriate range of rates. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[11]	The charge is based on the Specified Face Value Amount and the Issue Age of the Insured. Please see the section entitled “Monthly Face Amount Charge” for additional detail.

ABOUT WHO WE ARE

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Group One Thousand One, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter.

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THE VARIABLE ACCOUNT

Delaware Life Variable Account I is one of our separate accounts established in accordance with Delaware law on December 1, 1998. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the Policy are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities laws. We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company. All determinations will be made by our Board of Directors. In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change. We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

THE FUNDS

The Policy offers several mutual fund options shown in the table beginning on the cover page of this prospectus. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® U.S. Government Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.

The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

7

More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained from our website, www.delawarelife.com, or by calling 1-888-594-2654, or writing to Delaware Life Insurance Company, Attn: Corporate Markets, 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

Fund Investment Advisers and Subadvisers

AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund. Capital Research and Management Company advises the American Funds Insurance Series® Funds. Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolio - Large Cap Growth Fund. Columbia Wanger Asset Management, LLC advises Wanger USA. DWS Investment Management Americas, Inc. advises the DWS Small Cap Index VIP with Northern Trust Investments, Inc. serving as subadviser. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and other advisers subadvise the Fidelity® VIP Portfolios. First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund. FMR Co., Inc. advises the Fidelity® VIP Freedom Portfolios. Franklin Templeton Services, LLC administers the Franklin Allocation VIP Fund (with the following advising the underlying portfolios of the Fund: Franklin Advisers, Inc. advising the Franklin Income VIP Fund, Franklin Mutual Advisers, LLC advising the Franklin Mutual Shares VIP Fund and Templeton Global Advisers Limited advising the Templeton Growth VIP Fund). Franklin Advisers, Inc. advises the Franklin Income VIP Fund, Franklin Strategic Income VIP Fund and Franklin U.S. Government Securities VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund and the Franklin Small Cap Value VIP Fund. Invesco Advisers, Inc. advises the Invesco Funds. Massachusetts Financial Services Company advises the MFS® Portfolios and Series. Morgan Stanley Investment Management Inc. advises Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio. OFI Global Asset Management, Inc. advises the Oppenheimer Fund/VAs with OppenheimerFunds, Inc. serving as subadviser. Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. Templeton Global Advisors Limited advises the Templeton Growth VIP Fund.

Selection of Funds

The Funds offered through the Policy are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Policies may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and distribution expenses of the Fund) deducted from certain Fund assets attributable to the Policy for providing distribution and shareholder support services to some investment options.

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Fees, Expenses, and Restrictions of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses. The management fees are charged by each Fund’s investment adviser for managing the Fund and selecting its portfolio of securities. Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary. Because Fund fees and expenses are assessed at the Fund level, you will indirectly bear the fees and expenses of the Funds You select. The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage of the average daily net asset value of each Fund. These fees and expenses are more fully described in the Fund Prospectuses.

Certain Funds invest substantially all of their assets in other funds (“funds of funds”). As a result, You will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

Potential Conflicts

We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts. As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that invest in the Funds. The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners. In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund. If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

An allocation of premium to the Fixed Account does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account. Interest in excess of the guaranteed rate may be applied to the amount in the Fixed Account at such increased rates and in such a manner as We may determine, based on Our expectations of future experience with respect to interest, mortality costs, persistency, expense, taxes, as well as the size, timing and frequency of deposits.

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ABOUT THE POLICY

This prospectus describes the standard features of the Policy. The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Application and Issuance

To apply for a Policy, You must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 71 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved.

We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds. Policies issued on such basis must be pre-approved based on information you provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test

The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.” Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Guideline Premium Test vary by Attained Age, whereas those for the Cash Value Accumulation Test vary by Attained Age and sex. The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test. The Guideline Premium Test imposes limits on the amount of premium you may pay under the Policy, where the Cash Value Accumulation Test does not. You must specify in the Policy application which of these tests will apply to the Policy. You may not change your selection once the Policy has been issued. In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate. Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax professional before deciding.

Initial Premium Payment

Generally, you must make an Initial Premium payment that will sustain the Policy for three months from its Issue Date. The amount of Initial Premium is determined by the Specified Face Amount, Supplemental Insurance Face Amount, death benefit option election, death benefit compliance test election, optional rider election and risk and underwriting classification of the Insured. Pending approval of your application, we will allocate any premium payments You make to our general account. If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations. The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured. The Investment Start Date is the date the first premium is applied, which will be the later of-

•	the Issue Date, or

•	the date a premium is paid equal to or in excess of the specified Initial Premium.

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Insurable Interest Requirement

You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage. Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law. You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

Right to Return Policy Period

If You are not satisfied with the Policy, You may return it by delivering or postmarking it to our Service Office or to the sales representative through whom You purchased the Policy within 10 days from the date of receipt (the “Right to Return Policy Period”). If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the sum of-

•	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Investment Options;

•	the value of the amounts allocated to the Investment Options on the date the cancellation request is received by us or the sales representative through whom you purchased the Policy; and

•	any fees or charges imposed on amounts allocated to the Investment Options.

If required by applicable state insurance law, however, You will receive instead a refund equal to the greater of premium payments made and premium payments made with interest at the then rate paid by the Company on comparable fixed life insurance policies, without regard to the investment experience of the Variable Account. Unless You are entitled to receive a full refund of premium, You bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.

If You are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the MFS® U.S. Government Money Market Fund Sub-Account during that period beginning on the Investment Start Date. Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

Asset Allocation

One or more asset allocation programs may be made available in connection with the Policy, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market. If You elect an asset allocation program, we automatically rebalance your premium payments among the Sub-Accounts represented in the model You choose. We rebalance your premium payments on a quarterly basis, without further instruction from You. Our asset allocation programs are “static” programs. We do not change the original percentage allocations among the Sub-Accounts that are used for rebalancing purposes in your chosen model. We may, however, terminate the program. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether You wish to change your percentage allocations.

Dollar Cost Averaging

You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to the MFS® U.S. Government Money Market Portfolio. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Variable Sub-Accounts chosen by You, up to a maximum of twelve. The program continues until your Account Value allocated to the program is depleted or You elect to stop the program. The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations. Since the same dollar

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amount is transferred to other available Variable Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, a lower average cost per Unit may be achieved over the long-term. A dollar cost averaging program allows You to take advantage of market fluctuations. However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing

Once your money has been allocated among the Sub-Accounts, the earnings may cause the percentage invested in each Sub-Account to differ from your allocation instructions. You can direct us to automatically rebalance the Policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program. The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions. Rebalancing will not occur if the total Sub-Account allocations are less than $1,000.

There is no charge for asset rebalancing. In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year. You may not select dollar cost averaging and asset rebalancing at the same time. We reserve the right to waive the $1,000 minimum amount for asset rebalancing.

PREMIUM PAYMENTS

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below. All premium payments must be made payable to Delaware Life Insurance Company and mailed to our Service Office.

General Limitations

We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Guideline Premium Test Limitations

The Guideline Premium Test limits the amount of premium You may pay per year. We will not accept premium payments that would, in our opinion, exceeds these limits, if You have chosen this test as the applicable Death Benefit Compliance Test, unless You have expressly directed us to do so. We may require satisfactory evidence of insurability before we accept such a premium. We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You. In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

Planned Periodic Premiums

While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. Currently, the billing period may be annual, semiannual, quarterly, or monthly. We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the

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Policy. We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices. We will also suspend reminder notices at your written request.

Allocation of Net Premium

Net Premium is the amount You pay as premium minus the Premium Expense Load. The Premium Expense Load covers State and Federal tax liabilities related to premium. We will allocate Net Premium among the Investment Options in accordance with your allocation instructions, except during the Right to Return Policy Period as described above. You will be required to specify initial allocation percentages at the time of application. While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to us. An allocation change will be effective as of the date we receive your request for that change, provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract

Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.” One way the Policy could become a Modified Endowment Contract is if You pay premiums in excess of applicable tax law limitations.

We will notify You or your sales representative within one business day if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract. We will not credit the premium unless we receive specific instructions from You to do so. Any such premium will be held, for a period not to exceed 90 days, in a non-interest bearing account. This premium will be refunded at the end of the 90 day period if we have not received specific instruction from You concerning the premium.

SUPPLEMENTAL INSURANCE FACE AMOUNT

The Policy may be issued with a Supplemental Insurance Face Amount which provides life insurance coverage on the life of the Insured equal to the amount of the Supplemental Insurance Death Benefit. You will be required to specify the initial Supplemental Insurance Face Amount in the policy application.

The cost of the Supplemental Insurance Face Amount will be included in the Monthly Cost of Insurance deduction. This deduction will cease when the Supplemental Insurance Face Amount is terminated. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the Supplemental Insurance Death Benefit are the same as those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Premium Expense Load. Target Premium is equal to (the Specified Face Amount divided by 1000) multiplied by the Target Premium Factor. Total Face Amount is the sum of the Specified Face Amount and Supplemental Insurance Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the Supplemental Insurance Face Amount. Target Premium will be lower for the Policy which has the greater Supplemental Insurance Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount.

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The Supplemental Insurance Death Benefit will terminate on the earliest of-

•	our receipt of your written request for termination,

•	the lapse of the Policy because of insufficient value, or

•	the termination of the Policy.

Subject to our underwriting rules in effect at the time of request, You may choose to schedule increases in the Supplemental Insurance Face Amount at time of Policy application. No further evidence of insurability needs to be provided at the time increases are scheduled to go into effect. Further, no deterioration in the Insured’s health will negatively impact future scheduled increases. Persons interested in scheduled increases are generally those who are matching their insurance coverage amounts to their income and anticipate annual increases in compensation. The amounts of scheduled increases and the dates those increases take effect are shown in the Policy Specifications section of the Policy. You must have elected death benefit option A or C to elect scheduled increases. If You have elected scheduled increases and change from death benefit option A or C, further scheduled increases will be cancelled as of the date of your change request. If You elect a decrease in the Specified Face Amount or the Supplemental Insurance Face Amount or change the amounts of scheduled increases or the dates those increases take effect, future scheduled increases will be cancelled as of the date of your election or change request.

DEATH BENEFIT

Policy Proceeds

If the Policy is in force at the time of the Insured’s death and we have received Due Proof of the Insured’s death, we will pay your designated beneficiary a lump sum amount equal to-

•	the amount of the Base Death Benefit, plus

•	the amount of the Supplemental Insurance Death Benefit, minus

•	the amount of any outstanding Policy Debt, plus

•	the amount of any other supplemental benefits.

The amount of the Base Death Benefit and Supplemental Insurance Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

Death Benefit Options

The Policy has three death benefit options. You will be required to select one of them in the policy application.

Option A - Specified Face Amount. Under this option, the Base Death Benefit is the greater of-

•	the Policy’s Specified Face Amount, or

•	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

Option B - Specified Face Amount Plus Gross Cash Surrender Value. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the Gross Cash Surrender Value, or

•	the Gross Cash Surrender value multiplied by the applicable Death Benefit Percentage.

Option C - Specified Face Amount Plus Cumulative Premiums Paid. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the sum of all premiums paid less any partial surrenders, or

•	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

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Option A provides a level amount of death benefit. Option B provides a fluctuating death benefit due to the inclusion of the Gross Cash Surrender Value. While Option B provides a different death benefit than Option A, the monthly deduction for cost of insurance charges will be higher based on the Specified Face Amount Net Amount at Risk. Option C also provides a higher death benefit than Option A and may result in a higher monthly deduction for cost of insurance charges depending upon actual premium payments made. Ask your sales representative for an illustration to compare costs between Option B and Option C.

Supplemental Insurance Death Benefit

The Supplemental Insurance Death Benefit is the Total Death Benefit minus the Base Death Benefit. For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Gross Cash Surrender Value and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option C, the Total Death Benefit is the greater of a) the Total Face Amount plus the sum of all premiums paid less any partial surrenders and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. The Total Face Amount is equal to the Specified Face Amount plus the Supplemental Insurance Face Amount.

If the Insured dies while the Policy is in force, we will make a lump sum payment when we receive Due Proof of that death. The Death Benefit used to determine Policy Proceeds is based on the death benefit option, the Specified Face Amount and Supplemental Insurance Face Amount and Gross Cash Surrender Value in effect on the Insured’s date of death.

You should note that the Policy may not qualify as life insurance after the Insured’s Attained Age 121 (100 if the 1980 CSO Mortality Tables apply), which may result in adverse tax consequences. You should consult a qualified tax professional prior to continuing the Policy beyond the Insured’s Attained Age 121 (100 if the 1980 CSO Mortality Tables apply).

Changes in the Death Benefit Option

You may change the death benefit option, subject to our underwriting rules in effect at the time of the change. Requests for a change must be made in writing to us at our Service Office. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request in Good Order. Changing the death benefit option may have tax consequences. You should consult a qualified tax professional before changing the death benefit option.

Minimum Face Amount

Total Face Amount is the sum of the Specified Face Amount and Supplemental Insurance Face Amount. In general, the Total Face Amount must be at least $100,000, of which the Specified Face Amount must be at least $10,000. We reserve the right to waive these minimums.

Changes in Face Amount

You may change the Specified Face Amount or Supplemental Insurance Face Amount, subject to our underwriting rules in effect at the time of the change. You must send your request for a change to us in writing. The Effective Date of Coverage for changes will be-

•	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

•	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request in Good Order.

Changing the Specified Face Amount or Supplemental Insurance Face Amount may have tax consequences. You should consult a qualified tax professional before any change to the Specified Face Amount or Supplemental Insurance Face Amount.

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Increases in Face Amount

An increase in the Specified Face Amount and Supplemental Insurance Face Amount is subject to our underwriting rules in effect at the time of the increase. You may be required to submit satisfactory evidence of the Insured’s insurability. The cost of insurance charges applicable to an increase in Specified Face Amount and Supplemental Insurance Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase. Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased amounts.

Decreases in Face Amount

The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy. Similarly, a decrease in Specified Face Amount or Supplemental Insurance Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy. A decrease in face amount will be applied-

•

first, to the most recent increase, either Specified Face Amount or Supplemental Insurance Face Amount, if any, whichever is most recent. If issued at the same time, Supplemental Insurance Face Amount first;

•

second, to the next most recent increases, either Specified Face Amount or Supplemental Insurance Face Amount, if any, in reverse chronological order. If issued at the same time, Supplemental Insurance Face Amount first;

•	third, to the initial Supplemental Insurance Face Amount, if any; and

•	finally, to the initial Specified Face Amount.

ACCOUNT VALUE

Your Account Value is the sum of the amounts in each Investment Option plus the amount of the Loan Account. We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account. The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge, the Monthly Face Amount Charge, and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange. The New York Stock Exchange historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established by us. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received in Good Order at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date. In those instances, the premium will be credited on the next Valuation

16

Date. If premium is to be allocated to a Sub-Account, the Unit Value of the Sub-Account will be that next determined after receipt of such premium.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date and the Business Day we approve the policy application.

Account Value for Investment Options

The Account Value on the Investment Start Date equals-

•	that portion of Net Premium received and allocated to the Investment Options, minus

•	the Monthly Expense Charges and Monthly Face Amount Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

•	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value for Investment Options on subsequent Valuation Dates is equal to-

•	the Account Value attributable to each Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

•	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account, plus

•	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

•	that portion of Net Premium received and allocated to each Investment Option during the current Valuation Period, plus

•	any amounts transferred by You to the investment options during the current Valuation Period, minus

•	any amounts transferred by You from the investment options during the current Valuation Period, plus

•	that portion of any loan repayment, including repayment of loan interest, allocated to an Investment Option during the current Valuation Period, minus

•	that portion of any partial surrenders deducted from each Investment Option during the current Valuation Period, minus

•	that portion of any Policy loan transferred from each Investment Option to the Loan Account during the current Valuation Period, minus

•	any illustration charge assessed during the current Valuation Period, minus

•

if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge and Monthly Face Amount Charge for the Policy Month just beginning charged to each Investment Option, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance charged to each Investment Option.

Net Investment Factor

The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next. This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period. Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so. The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

•	the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

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•

the amount of any dividend or other distribution declared on amounts held in the Sub-Account if the “ex-dividend date” occurs during the Valuation Period, which for some assets will not be credited with investment experience until the dividend is paid, plus or minus

•

a credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account, by the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Splitting Units

We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Account Value in the Loan Account

The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

•	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 3%, plus

•	any amount transferred from any Investment Option to the Loan Account for Policy loans requested on that day, minus

•	any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is “Policy Debt”. Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

Insufficient Value

The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below. The Policy will not lapse if the Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.

Grace Period

If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily and monthly deductions due for charges under the Policy from the Account Value. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record within 30 days of that Valuation Date. We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory notice of a change in address. If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, they will be reduced by any overdue deductions.

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Insured’s Attained Age 121 (or 100 if 1980 CSO applies)

At the Insured’s Attained Age 121 (100 if 1980 CSO applies), no further premium will be accepted. The Account Value will be determined in the same manner as it was prior to the Insured’s Attained Age 121 (100 if 1980 CSO Mortality Tables apply), except that no further deduction for Monthly Cost of Insurance, Monthly Expense Charge and Monthly Face Amount Charge will be made.

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 121 (100 if 1980 CSO Mortality Tables apply), which may result in adverse tax consequences. We recommend that You receive counsel from a qualified tax professional.

SUPPLEMENTAL BENEFITS

The following supplemental benefits may be available in your state. Each rider or endorsement is subject to certain limitations and termination provisions. For additional information, please ask your sales representative.

Charitable Giving Benefit Rider

Under this rider, when Policy Proceeds are payable, we will pay a Charitable Gift Amount to the named Charitable Beneficiary. The Charitable Gift Amount is 1% of the Specified Face Amount and is an additional payment that does not diminish the Policy Proceeds paid to your beneficiary. The Charitable Beneficiary may be any organization considered exempt from federal taxation under Section 501(c) of the Internal Revenue Code and is listed in Section 170(c) of the Internal Revenue Code as an authorized recipient of charitable contributions. This rider may be elected at issue and may be discontinued at any time by making written request to the Company. The Charitable Gift Amount and the Charitable Beneficiary in effect on the Issue Date are shown in the Policy. There is no charge for this rider.

Waiver of Monthly Deductions Rider

Under this rider, we will waive the monthly deductions under the Policy and any optional riders for all months for which the Insured suffers a total disability if the Insured’s total disability commences while this rider is in force and continues for six months. We will continue to waive the monthly deduction for as long as the disability continues. Waiver of monthly deductions means the Account Value will not be reduced by any monthly deductions each Monthly Anniversary Day during the period of total disability. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will waive the monthly deductions. At that time, we will reverse the monthly deductions which had been taken for the past months of total disability and waive all monthly deductions going forward until total disability ceases. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and multiply this factor by each $1000 of Specified Face Amount and Supplemental Insurance Face Amount. This rider must be elected at issue only and may be discontinued at any time by making written request to the Company. If the rider is discontinued, the rider charge will also be discontinued. If the Waiver of Monthly Deductions Rider is elected, the Payment of Stipulated Amount Rider cannot be elected.

Payment of Stipulated Amount Rider

Under this rider, we will make a monthly payment of the “stipulated amount” into the Account Value when the Insured suffers a total disability, if the Insured’s total disability commences while this rider is in force and continues for six months. You elect the stipulated amount on the application. We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured’s age 65 or 70). Payment of the stipulated amount does not guarantee that the Account Value of the Policy will be sufficient to keep the Policy in force. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will make a payment. At that time, we will credit the Account Value with the

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stipulated payment at the beginning of each month total disability continues. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and sex and multiply this factor by each $100 of stipulated amount. The rider charge will cease for the term the stipulated amount is being paid. This rider must be elected at issue only and may be discontinued at any time by making written request to the Company. If the rider is discontinued, the rider charge will also be discontinued. If the Payment of Stipulated Amount Rider is elected, the Waiver of Monthly Deductions Rider cannot be elected.

Loan Lapse Protection Rider

This rider is designed to protect the Policy from lapse should Policy Debt become the near equivalent of the Account Value. Under this rider, the Policy will not terminate for insufficient value on and after the Rider Exercise Date. The Rider Exercise Date is the earliest date on which all the following have occurred:

•	the Insured is 75 or older;

•	the Policy has been in force at least 15 years;

•	the outstanding Policy Debt is greater than the Specified Face Amount;

•	the outstanding Policy Debt equals or exceeds 96% of the Account Value;

•	not more than 30% of the Policy Debt has been a result of loan activity in the 36 months immediately preceding the Rider Exercise Date;

•	the sum of withdrawals made equals the sum of premiums paid; and

•	we have received your request to exercise the rider.

The rider charge is an administrative charge that applies on the Rider Exercise Date and equals the excess of 99.5% of the Account Value over the Policy Debt. By way of example, if the Account Value is $1,000,000 and the Policy Debt is $970,000, the charge is $25,000 which is the difference between 99.5% of the Account Value and the Policy Debt.

On the Rider Exercise Date, after deduction of the rider charge from the Account Value, the following will occur:

•	The Account Value in the Variable Sub-Accounts will be irrevocably transferred to the Fixed Account;

•	The Death Benefit will be changed to equal 105% of the Account Value;

•	Monthly Deductions will cease;

•	No further premium will be accepted;

•	Specified face amount increases and decreases will no longer be permitted; and

•	All supplemental riders will terminate.

The rider automatically attaches to every Policy at issue that has elected the Guideline Premium Test and may be discontinued upon written request to the Company.

You should be aware that the tax consequences of the Loan Lapse Protection Rider are uncertain. You should consult a qualified tax professional about the tax consequences of the Loan Lapse Protection Rider. Please see the Federal Income Tax Considerations section of this prospectus.

Travel Assistance Endorsement

This endorsement permits Covered Persons to avail themselves of some or all of the following services provided by a third party we designate when the Covered Person is 100 miles or more away from home:

•	Medical Consultation and Evaluation

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•	Hospital Admission Guarantee

•	Emergency Evacuation

•	Critical Care Monitoring

•	Medically Supervised Repatriation

•	Prescription Assistance

•	Emergency Message Transmission

•	Emergency Trauma Counseling

•	Transportation to Join Patient

•	Care for Minor Children

•	Legal and Interpreter Referrals

•	Return of Mortal Remains

“Covered Persons” are defined as:

(a)	For a Policy which is not trust-owned, the Insured and their dependents.

(b)	For a Policy which is trust-owned, the Insured and their dependents only if the trustee, in his/her sole and exclusive discretion, elects to make the Covered Services available.

There is no charge for this endorsement. Ask your financial adviser for the brochure that provides additional detail about the endorsement.

Enhancement Benefit

An Enhancement Benefit may be provided if you surrender the Policy and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision). The amount available for Policy loan or partial surrender will not increase by any Enhancement Benefit. The Enhancement Benefit represents a return of a portion of the charges paid under the Policy. When a charge is based on the Account Value, the Account Value will not include the Enhancement Benefit. When a charge is based on the Gross Cash Surrender Value, the Gross Cash Surrender Value, as defined, includes the Enhancement Benefit.

The payment of an Enhancement Benefit is at the discretion of the Company. On a current basis, an Enhancement Benefit is available during the Enhancement Period (the first seven Policy Years) and is calculated as follows:

•	Prior to the payment of the initial Premium, the Enhancement Benefit is zero.

•

Whenever a Premium Expense Load, Monthly Expense Charge or Monthly Face Amount Charge is deducted during the Enhancement Period, the Enhancement Benefit is increased by 100% of each such load or charge and is then decreased each subsequent month during the Enhancement Period.

•

Whenever a Monthly Cost of Insurance charge is deducted during years 1-2 of the Enhancement Period, the Enhancement Benefit is increased by a percentage, which decreases over time, determined in accordance with the following formula:

•	[(14 - M) divided by 36] multiplied by 100 where M equals the number of months elapsed since the beginning of the Enhancement Period.

•	The Enhancement Benefit is zero after the end of the Enhancement Period.

The Enhancement Benefit is payable with respect to each Policy owned by the policyowner and is not contingent upon surrender of all such Policies.

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TRANSFER PRIVILEGES

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account. Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum. The transfer percentage, transfer period and transfer minimum are shown in the Policy. Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

We will make transfers pursuant to an acceptable request to our Service Office. An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be processed as of the date our Service Office receives your request provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date.

You may transfer a specified dollar amount or a specified percentage of the Investment Option’s value.

All transfers are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to-

•	the minimum amount that may be transferred;

•	the frequency of transfers; and

•	the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.

We reserve the right to restrict amounts transferred to the Fixed Account from the Sub-Accounts.

We will notify you in writing of the imposition of a transfer limitation. We do not reserve any right to impose charges for transfers. Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value. As described above under “Transfer Privileges,” the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

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If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

•	when a new broker of record is designated for the Policy;

•	when necessary in our view to avoid hardship to an Owner;

•	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Trading Policies

In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.

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For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

ACCESSING YOUR ACCOUNT VALUE

Surrender

By written request, you may surrender the Policy for its Cash Surrender Value at any time. The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate. The Cash Surrender Value is-

•	the Account Value, minus

•	the outstanding balance of any outstanding Policy Debt; plus

•	any Enhancement Benefit.

Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Partial Surrenders

You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by request to our Service Office in a form satisfactory to us. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt. It will be payable in a lump sum. Partial surrenders may have tax consequences. The Total Face Amount may be reduced in connection with a partial surrender depending on the then current risk status of the Insured. The Insured may provide evidence of insurability. The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards. If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the surrender.

You may allocate a partial surrender among the Investment Options. If you do not specify the allocation, then we will allocate the partial surrender among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the partial surrender. A partial surrender will be allocated to a Sub-Account at the Unit Value of that Sub-Account next determined after receipt of the partial withdrawal request.

A partial surrender may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Policy Loans

Using the Policy as collateral, You may request a policy loan of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made and by the projected deductions due to the next Policy Anniversary. We will transfer Account Value equal to the amount of the policy loan from the Investment Options to the Loan Account on the date the policy loan is made. Amounts in the Loan Account accrue interest daily at an effective annual rate of 3%.

You may allocate the policy loan among the Investment Options. If You do not specify the allocation, then we will allocate the policy loan among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the policy loan.

Interest on the policy loan will accrue daily at an annual rate of 4% in Policy Years 1 through 10 and 3.0% thereafter. This interest will be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

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Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.

Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All amounts paid by You that we receive will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan. It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time while the Policy is in force. The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Investment Options. You may allocate the loan repayment among the Investment Options. If You do not specify the allocation, then we will allocate the loan repayment among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of notice for payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

•	the SEC, or other regulatory agency with jurisdiction, by order, permits postponement for the protection of policyowners;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or

•	mandated by applicable law.

In addition, if, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the corresponding Sub-Account until the Fund is liquidated.

If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored.

We reserve the right to defer payment of any portion of the Cash Surrender Value, policy loan or partial surrender payable from the Fixed Account for a period not exceeding six months from the date we receive your surrender or loan request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or your Account to governmental regulators.

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CHARGES, DEDUCTIONS AND REFUNDS

Premium Expense Load

We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an average of anticipated taxes and the policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Year 1 is 20% on each premium payment up to and including Target Premium, 9% in Policy Years 2-10 and 3.25% thereafter. The Premium Expense Load on each premium payment up to and including Target Premium will not exceed 35% for Policy Year 1, 12% for Policy Years 2-10 and 5% thereafter.

For Policies with Investment Start Dates before October 3, 2011, the current Premium Expense Load for Policy Year 1 is 3.5% on each premium payment in excess of Target Premium. For Policies with Investment Start Dates on and after October 3, 2011, the current Premium Expense Load for Policy Year 1 is 5.0% on each premium payment in excess of Target Premium. For all Policies, the current Premium Expense Load for Policy Years 2-10 is 3.5% on each premium payment in excess of Target Premium and 3.25% thereafter. The Premium Expense Load on each premium payment in excess of Target Premium will not exceed 5.0% in any Policy Year.

Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Mortality and Expense Risk Charge

We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy. We may realize a profit from this charge. This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses, profit and taxes. Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.60% of assets. The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge

We deduct a flat charge at the beginning of each month for administration costs. We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes, which will not exceed $10.00 in any Policy Month. The Monthly Expense Charge is currently $5.00.

Monthly Face Amount Charge

We deduct a Monthly Face Amount Charge for administration and issue costs. The charge is based on the Specified Face Amount and the Issue Age of the Insured. The Monthly Face Amount Charge will not exceed $0.20 per $1000 of Specified Face Amount. The illustration provided at time of application will show your specific Monthly Face Amount Charge.

Monthly Cost of Insurance

We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. We may realize a profit from this charge.

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The Monthly Cost of Insurance equals the sum of (1), (2), (3) and (4) where:

(1)

is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the Specified Face Amount Net Amount at Risk divided by 1,000. The Specified Face Amount Net Amount at Risk equals the Base Death Benefit less the Account Value*;

(2)

is the Supplemental Insurance Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the Supplemental Insurance Face Amount Net Amount at Risk divided by 1,000. The Supplemental Insurance Face Amount Net Amount at Risk equals the Supplemental Insurance Death Benefit, which is the Total Death Benefit minus the Base Death Benefit*;

(3)	is the monthly rider cost for any riders which are a part of the Policy (i.e. Waiver of Monthly Deductions, Payment of Stipulated Amount); and

(4)	is any Flat Extra specified in Section 1 of the Policy.

*Item (1) above is expressed algebraically as: the Specified Face Amount Monthly Cost of Insurance rate x [Specified Face Amount Net Amount at Risk ÷ 1000]. Item (2) above is expressed algebraically as: the Supplemental Insurance Face Amount Monthly Cost of Insurance rate x [Supplemental Insurance Face Amount Net Amount at Risk ÷ 1000].

The Account Value deduction occurs first to the initial Total Face Amount and second to successive increases.

The cost of insurance deductions described above are determined separately for the initial Specified Face Amount and the Supplemental Insurance Face Amount and each increase in Specified Face Amount or Supplemental Insurance Face Amount.

The Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges. Monthly Cost of Insurance rates are currently based on the length of time the Policy has been in force, the Insured’s sex (except for unisex Policies), Issue Age, Class, table rating, if any, and applicable mortality tables. We will, however, from time to time determine the applicable rates based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes. The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent. Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any owner. We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk. For Policies with an Investment Start Date on or before December 31, 2008, the cost of insurance rates are based on the 1980 CSO Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2009 but prior to January 1, 2020, cost of insurance rates are based on the 2001 CSO Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2020, cost of insurance rates are based on the 2017 CSO Mortality Tables. Monthly cost of insurance rates for classes of Insureds with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

Other Charges and Expenses

We reserve the right to impose a charge for in-force illustrations, as more fully described in the section entitled “Illustrations”. We currently do not impose a charge and guarantee any charge will not exceed $25.00. In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described in the section entitled “Policy Loans”. Lastly, a flat extra charge may apply if an Insured is a substandard risk. A flat extra charge will not exceed $50.00 ($20.00 for Policies with Investment Start Dates before August 17, 2009) per $1000 of Specified Face Amount and Supplemental Insurance Face Amount. It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company. A definition of “flat extra” is provided in the Glossary.

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Directed Deductions

You have the ability to direct from which Investment Options the Mortality and Expense Risk Charge, Monthly Expense Charge, Monthly Face Amount Charge and Monthly Cost of Insurance Charge deductions are taken. The deductions will be allocated among the selected Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value in all Investment Options selected. If You do not specify the allocation, or to the extent the total Account Value in all Investment Options selected is less than the deduction, deductions will be allocated among Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the deduction.

Reduction of Charges

We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any owner.

TERMINATION OF POLICY

The Policy will terminate on the earliest of-

•	the date we receive (in Good Order) your request to surrender,

•	the expiration date of the grace period due to insufficient value, or

•	the date of Insured’s death.

If a reinstatement right is required by the insurance law of the state of Policy issue, the following provision applies, regardless of your Investment Start Date. The time in which reinstatement may be requested and the amount sufficient to put the Policy in force may vary by state. Please contact your sales representative to determine if You have a reinstatement right, the time period during which reinstatement must be elected and the amount sufficient to put the Policy in force.

Reinstatement

Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

•	make a request for reinstatement within three years from the date of termination;

•	submit satisfactory evidence of insurability to us; and

•	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is:

•	the monthly deductions overdue at the end of the grace period; plus

•	any excess of Policy Debt over Cash Value at the end of the grace period; plus

•	three times the Monthly Cost of Insurance charges applicable at the date of reinstatement; plus

•	three times the Monthly Expense Charges applicable at the date of reinstatement; plus

•	three times the Monthly Face Amount Charges applicable at the date of reinstatement.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

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OTHER POLICY PROVISIONS

Alteration

Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments

During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in a form satisfactory to us. The assignment will then be effective as of the date You signed the form, subject to any action taken before it was recorded by us at our Service Office. We are not responsible for the validity or legal effect of any assignment. Neither the Policy nor any of your rights or those of a beneficiary may be assigned or transferred without our permission.

Owner and Beneficiary

The owner has the sole and absolute power to exercise all rights and privileges under the Policy without the consent of any other person unless you provide otherwise by written notice. The beneficiary has no rights under the Policy until the death of the Insured. A beneficiary is any person or entity, named in our records as the proper recipient of the Policy Proceeds. You may change your beneficiary by sending notice in a form satisfactory to us. If there is no beneficiary living when the Insured dies, we will pay the Policy Proceeds under the Policy to you. If you are also the Insured, the Policy Proceeds will be paid to your estate.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which You or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.

Reports to Owners

We will send you a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any Policy Debt. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations

Upon request, we will provide you with a hypothetical illustration of future Account Value and Death Benefits. Currently, we do not charge for the illustration but reserve the right to do so. Any fee will not exceed $25.00.

Suicide

If the Insured commits suicide within two years after the Investment Start Date, We will not pay any part of the Policy Proceeds. We will refund to You the Premiums paid, less the amount of any Policy Debt and less any Partial Surrenders.

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Incontestability

All statements made in the application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in total face amount, increase in Death Benefit over premium paid, reinstatement, or change in death benefit option of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application and was a material misrepresentation. In the absence of fraud, after a Policy has been in force during the lifetime of the Insured for a period of two years from its Investment Start Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of the increase. Any increase in Death Benefit over premium paid or increase in Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase. Further, any reinstatement will be incontestable after the reinstated policy has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.

Misstatement of Age or Sex

If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

Misstatement discovered at death - The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (unless a unisex Policy).

Misstatement discovered prior to death - The Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex (unless a unisex Policy).

Addition, Deletion or Substitution of Investments

Shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC. In addition, the investment policies of the Variable Account will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating

The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Modification

Upon notice to You, we may modify the Policy if that modification-

•	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

•	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

•	adds, deletes or otherwise changes Investment Options.

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When required, approval of the Securities and Exchange Commission will be obtained. We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract

Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements and any other attachments. Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about possible future performance, based solely upon data available at the time such illustrations are prepared.

VOTING RIGHTS

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which you are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund. We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

DISTRIBUTION OF POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, MA 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing

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of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 70% of premium paid in the first Policy Year and 20% per annum of premium paid in Policy Years two and after. We may also pay a commission of-

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker- Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

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You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2016, 2017, and 2018, $236,177, $202,421, and $166,128, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Policies.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions. Thus, this summary will apply to their Policies. For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.

Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax professional. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii)  under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of

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the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

Notice 2016-63 provides special guidance concerning the “reasonable mortality charge” requirement contained in § 7702(c)(3)(B)(i) of the Internal Revenue Code by providing safe harbors regarding the use of the 1980 CSO, 2001 CSO, and 2017 CSO mortality tables. The Notice modifies and supersedes Notice 2006-95. These safe harbors are designed to assist taxpayers in complying with the requirements of § 7702(c)(3)(B)(i). In general, the Notice provides that a mortality charge with respect to a life insurance contract will satisfy the requirements of section 7702(c)(3)(B)(i) so long as (1) the mortality charge does not exceed 100 percent of the applicable mortality charge set forth in the 2017 CSO tables; (2) the mortality charge does not exceed the mortality charge specified in the contract at issuance; and (3) either (a) the contract is issued after December 31, 2019, or (b) the contract is issued before January 1, 2020, in a state that permits or requires the use of the 2017 CSO tables at the time the contract is issued. The Notice also provides that if the only change to an existing contract is a reduction or deletion of benefits provided under the contract, such a change will not affect the determination of the issue date of the contract for purposes of the reasonable mortality charge safe harbor. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change, You should consult with a qualified tax professional on the potential impact of IRS Notice 2016-63.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax professional on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

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The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances. We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

IRS Notice 2016-32 provides guidance to taxpayers regarding the diversification requirements under section 817(h) of the Internal Revenue Code (Code) for a segregated asset account that invests in a money market fund (MMF) that is a government MMF. The Notice states that variable contracts should be able to offer government MMFs as an investment option and that Treasury and the IRS intend to amend Treas. Reg. section 1.817-5. In the meantime, taxpayers may rely on an alternative diversification requirement under Treas. Reg. section 1.817-5(e) that states that a segregated asset account is adequately diversified for purposes of section 817(h) if (1) no policyholder has investor control; and (2) either (a) the account itself is a government MMF under SEC Rule 2a–7(a)(14); or (b) the account invests all of its assets in an “investment company, partnership, or trust” as defined in Treas. Reg. section 1.817-5(f)(1) that satisfies the criteria of Treas. Reg. section 1.817-5(f)(2) and qualifies as a government MMF under SEC Rule 2a–7(a)(14).

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Separate Account. You bear the risk that You may be treated as the owner of Separate Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract. We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain. You should consult a qualified tax professional regarding such loans.

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If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1⁄2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest on a federal income tax return. You should consult a qualified tax professional regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s Investment in the Policy (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may also apply. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

•	the aggregate amount of any premiums or other consideration paid for a Policy, minus

•	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

•	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The Tax Cuts and Jobs Act of 2017 Tax §13,521 added a new provision that clarifies that no adjustment can be made to the basis of any annuity or life insurance contract for “mortality, expense, or other reasonable charges incurred.” This is effective for transactions entered into after Aug. 25, 2009.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

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A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax professional. For instance, if you transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax professionals regarding the applicability of these Code provisions to the proposed purchase.

A qualified tax professional should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a qualified tax professional. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

The Tax Cuts and Jobs Act of 2017 added significant new reporting requirements, under Code Section 6050Y, on the purchase of a life insurance contract or any interest in a life insurance contract in a “reportable policy sale.” A reportable policy sale is one in which the acquirer generally has no insurable interest in the life insured under the policy, e.g. a life settlement contract. The acquirer must file an information return and provide a written statement of the information to the persons identified in the return, including the seller. The issuer of the policy must take an information return and provide a written statement of that information to the persons identified in that return. Finally, every person who pays reportable death benefits must make an information return and provide a written statement of the information to persons identified in the return, effective for reportable policy sales after Dec. 31, 2017, and for reportable death benefits paid after Dec. 31, 2017. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6050Y.

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We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Tax Shelter Regulations

Prospective Policy owners that are corporations should consult a qualified tax professional about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping, and other taxes.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

For 2019, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $11,180,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income

Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax professional about the impact of this new tax on distributions from the Policy.

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Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to policyowner reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.

Loan Lapse Protection Rider

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (for example, until retirement) and then periodically borrowing from the Policy, relying on the Loan Lapse Protection Rider to keep the Policy from lapsing. The aim of this strategy is to continue borrowing from the Policy until its cash value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a Modified Endowment Contract or becomes a Modified Endowment Contract after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, because it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Policy’s cash value that could result in the Policy being treated for tax purposes as having lapsed. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse is deemed to have occurred. Anyone considering purchasing the Policy with the Loan Lapse Protection Rider should, before purchasing the Policy, consult a qualified tax professional about the tax risks inherent in exercising the Loan Lapse Protection Rider.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax professional regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Policy.

OTHER INFORMATION

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December  31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened

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lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Business Disruption and Cyber Security Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on the Company and the Variable Account, as well as on you and your Policy. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Policy transactions, including the processing of orders, impact our ability to calculate Unit Values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value and could subject you to identity theft and fraud. Although we continually make efforts to identify and reduce our exposure to cyber security risk, there can be no assurance that we will be able to successfully avoid this risk at all times.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying Funds and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

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APPENDIX A -

GLOSSARY OF POLICY TERMS

Account Value - The sum of the amounts in each Sub-Account of the Variable Account, the Fixed Account and the amount of the Loan Account. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary - The same day in each succeeding year as the day of the year corresponding to the Issue Date.

Attained Age - The Insured’s Issue Age plus the number of completed Policy Years.

Base Death Benefit - The death benefit under the Policy, exclusive of any Supplemental Insurance Death Benefit or any other supplemental benefits.

Business Day - Any day that we are open for business.

Cash Surrender Value - The Gross Cash Surrender Value less the balance of any outstanding Policy Debt.

Class - The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage - The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit - The sum of the Base Death Benefit and any Supplemental Insurance Death Benefit. For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided by the Enhancement Benefit.

Death Benefit Percentage - A percentage prescribed by the Internal Revenue Code to insure the death benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Due Proof - Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable. Generally, evidence will consist of the Insured’s death certificate.

Fixed Account - The portion of the Account Value funded by assets invested in our General Account.

Flat Extra - An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Specified Face Amount and any Supplemental Insurance Face Amount.

Fund - A mutual fund in which a Sub-Account invests.

General Account - The assets held by us other than those allocated to the Sub-Accounts of the Variable Account or any of our other separate accounts.

Good Order - An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

Gross Cash Surrender Value - The Account Value increased by any Enhancement Benefit.

Initial Premium - The amount necessary to put the coverage in force. It is generally an amount sufficient to keep the Policy in force for three months.

Insured - The person on whose life the Policy is issued.

Investment Option - The Fixed Account and any of the Sub-Accounts of the Variable Account.

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Investment Start Date - The date the first premium is applied, which will be the later of:

•	the Issue Date or

•	the Business Day we approve the application for a Policy.

Issue Age - The Insured’s age as of the Insured’s birthday nearest the Issue Date.

Issue Date - The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account - An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Monthly Anniversary Day - The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance - A deduction made on a monthly basis for the Specified Face Amount, any Supplemental Insurance Face Amount and additional benefits provided by rider.

Monthly Expense Charge - A per Policy deduction made on a monthly basis for administration costs.

Monthly Face Amount Charge - A monthly deduction, based on the Specified Face Amount, for administration and issue costs.

Net Amount at Risk - The Net Amount at Risk equals the Death Benefit minus the Account Value.

Net Premium - The amount you pay as the premium minus the Premium Expense Load.

Policy - The form issued by Delaware Life Insurance Company which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt - The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month - A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Proceeds - The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured.

Policy Year - A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Premium Expense Load - The percentage charge applied to premium. It includes two elements. One element is for state and federal tax obligations and the other element is a sales load to cover costs related to policy issuance.

SEC - Securities and Exchange Commission.

Service Office - 1601 Trapelo Road, Suite 30, Waltham, MA 02451, or such other address as We may hereafter specify to You by written notice.

Specified Face Amount - The amount of life insurance coverage you request, as specified in the Policy.

Sub-Accounts - Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to you.

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Supplemental Insurance Death Benefit - The death benefit associated with the Supplemental Insurance Face Amount.

Supplemental Insurance Face Amount - The amount of additional life insurance coverage you request as specified in the Policy.

Target Premium - An amount of premium specified as such in the Policy, used to determine our Premium Expense Load deductions.

Target Premium Factor - Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Face Amount - The sum of the Specified Face Amount and Supplemental Insurance Face Amount.

Unit - A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value - The value of each Unit of assets in a Sub-Account.

Valuation Date - A day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period - The period of time from one Valuation Date to the next Valuation Date.

Variable Account - Delaware Life Variable Account I, one of our separate accounts, established for the purpose of funding variable insurance benefits payable under the Policy.

You - The owner of the Policy.

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APPENDIX B -

PRIVACY POLICY

Introduction

At Delaware Life, protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Delaware Life

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Delaware Life

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Delaware Life to help us develop innovative financial products and services. Delaware Life provides a wide variety of financial products and services including individual life insurance, and individual fixed and variable annuities.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf. Delaware Life is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Delaware Life is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Companies that share your information with third parties for marketing purposes must offer their customers an opt-out program. Because we do not share your information with third parties for such purposes or for any reason not allowed by law, an opt-out program is not needed nor required.

Our Treatment of Information about Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

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Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

If you have questions about our privacy practices and policy please contact the Privacy Officer at Privacy@delawarelife.com.

All concerns will be handled discreetly and confidentially.

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The SAI includes additional information about Delaware Life Variable Account I and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request. There is no charge for the SAI. We currently do not charge for personalized illustrations but reserve the right to do so. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC’s website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

Securities Act of 1933 File No. 333-143353

Investment Company Act File No. 811-09137

PART B

STATEMENT OF ADDITIONAL INFORMATION

EXECUTIVE

VARIABLE UNIVERSAL LIFE POLICY

DELAWARE LIFE INSURANCE COMPANY

DELAWARE LIFE VARIABLE ACCOUNT I

April 30, 2019

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Executive VUL prospectus, dated April 30, 2019. The prospectus is available, at no charge, by writing Delaware Life Insurance Company (“the Company”) at Attn: Corporate Markets, 1601 Trapelo Road, Suite 30, Waltham, MA 02451 or calling 1-888-594-2654.

THE COMPANY AND THE VARIABLE ACCOUNT

Delaware Life Insurance Company is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. The Company changed its name from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company on July 21, 2014.

The immediate corporate parent of Delaware Life Insurance Company is Group One Thousand One, LLC,. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Group One Thousand One, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, and DLICM, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life, health, and property and casualty insurance.

We established Delaware Life Variable Account I on December 1, 1998, pursuant to a resolution of our Board of Directors. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for the purposes of the Federal securities laws.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 (the report on which expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Delaware Life Variable Account I as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This

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compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 70% of premium paid in the first Policy Year and 20% per annum of premium paid in Policy Years two and after. We may also pay a commission of:

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your

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Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2016, 2017 and 2018, were approximately $703,209, $570,352, and $447,373, respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 71 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds. Policies issued on such basis must be pre-approved based on information you provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company. For Policies with an Investment Start Date on or before December 31, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2009 but prior to January 1, 2020, the cost of insurance rates are based on the 2001 CSO Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2020, the cost of insurance rates are based on the 2017 CSO Mortality Tables.

Premium Expense Load. We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an average of anticipated taxes and the policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Year 1 is 20% on each premium payment up to and including Target Premium, 9% in Policy Years 2-10 and 3.25% thereafter. The Premium Expense Load on each premium payment up to and including Target Premium will not exceed 35% for Policy Year 1, 12% for Policy Years 2-10 and 5% thereafter.

For Policies with Investment Start Dates before October 3, 2011, the current Premium Expense Load for Policy Year 1 is 3.5% on each premium payment in excess of Target Premium. For Policies with Investment Start Dates on and after October 3, 2011, the current Premium Expense Load for Policy Year 1 is 5.0% on each premium payment in excess of Target Premium. For all Policies, the current Premium Expense Load for Policy Years 2-10 is 3.5% on each premium payment in excess of Target Premium and 3.25% thereafter. The Premium Expense Load on each premium payment in excess of Target Premium will not exceed 5.0% in any Policy Year.

Target Premium varies based on the Total Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time

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impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Increase in Face Amount. You may request an increase in the Specified Face Amount or Supplemental Insurance Face Amount. You may need to provide satisfactory evidence of the Insured’s insurability. Once requested, an increase will become effective at the next monthly anniversary day on or following our approval of your request.

If there are increases in the Specified Face Amount or Supplemental Insurance Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and initial Supplemental Insurance Face Amount and each increase in the Specified Face Amount and Supplemental Face Amount. The cost of insurance charges applicable to an increase in Specified Face Amount and Supplemental Insurance Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included in this Statement of Additional Information. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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Delaware Life

Variable Account I

Financial Statements as of and for the Year Ended December 31, 2018 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Variable Account I:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Delaware Life Variable Account I indicated in the table below as of December 31, 2018, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Delaware Life Variable Account I as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Wealth Strategy Portfolio (Class B) (1)	Invesco V.I. Growth and Income Fund Series I (1)

AB VPS Global Thematic Growth Portfolio (Class B) (1)	Invesco V.I. International Growth Fund I (1)

AB VPS Growth and Income Portfolio (Class B) (1)	Invesco V.I. Mid Cap Growth Fund Series I (1)

AB VPS International Value Portfolio (Class B) (1)	Invesco V.I. Small Cap Equity Fund I (1)

Alger Growth & Income Portfolio I-2 (1)	M Capital Appreciation Fund (1)

Alger Mid Cap Growth Portfolio I-2 (1)	M International Equity Fund (1)

Alger Small Cap Growth Portfolio I-2 (1)	M Large Cap Growth Value Fund (1)

American Funds Insurance Series Blue Chip Income Growth Fund Class 2 (1)	M Large Cap Value Fund (1)

American Funds Insurance Series Bond Fund Class 2 (1)	MFS U.S. Government Money Market Portfolio Initial Class (1)

American Funds Insurance Series Global Growth Fund Class 2 (1)	MFS VIT Total Return Series Initial Class (1)

American Funds Insurance Series Global Growth Income Fund Class 2 (1)	MFS VIT Total Return Series Service Class (1)

American Funds Insurance Series Global Small Capitalization Fund Class 2 (1)	MFS VIT I Growth Series Initial Class (1)

American Funds Insurance Series Growth Fund Class 2 (1)	MFS VIT I Mid Cap Growth Series Initial Class (1)

American Funds Insurance Series Growth Income Fund Class 2 (1)	MFS VIT I New Discovery Series Initial Class (1)

American Funds Insurance Series High Income Bond Fund Class 2 (1)	MFS VIT I Total Return Bond Series Initial Class (1)

American Funds Insurance Series International Fund Class 2 (1)	MFS VIT I Research Series Initial Class (1)

BlackRock Global Allocation V.I. Fund (Class III) (1)	MFS VIT I Utilities Series Initial Class (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 2 (1)	MFS VIT I Utilities Series Service Class (1)

Delaware VIP Smid Cap Core Series Standard Class (1)	MFS VIT I Value Series Initial Class (1)

DWS Small Cap Index VIP Class B (1)	MFS VIT I Value Series Service Class (1)

DWS Small Mid Value VIP Class A (1)	MFS VIT II Blended Research Core Equity Portfolio I Class (1)

Dreyfus IP MidCap Stock Portfolio (Initial Shares) (1)	MFS VIT II Corporate Bond Portfolio S Class (1)

Fidelity VIP Balanced Portfolio (Service Class 2) (1)	MFS VIT II Emerging Markets Equity Portfolio S Class (1)

Fidelity VIP Contrafund Portfolio (Service Class 2) (1)	MFS VIT II Global Tactical Allocation Portfolio S Class (1)

Fidelity VIP Contrafund Portfolio (Service Class) (1)	MFS VIT II Government Securities Portfolio I Class (1)

Fidelity VIP Freedom 2020 Portfolio (Service Class 2) (1)	MFS VIT II Government Securities Portfolio S Class (1)

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02110
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

1

Fidelity VIP Freedom 2030 Portfolio (Service Class 2) (1)	MFS VIT II High Yield Portfolio I Class (1)

Fidelity VIP Growth Portfolio (Service Class) (1)	MFS VIT II International Growth Portfolio I Class (1)

Fidelity VIP Index 500 Portfolio (Service Class 2) (1)	MFS VIT II International Growth Portfolio S Class (1)

Fidelity VIP Index 500 Portfolio (Service Class) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class (1)

Fidelity VIP Mid Cap Portfolio (Service Class 2) (1)	MFS VIT II Research International Portfolio S Class (1)

Fidelity VIP Government Money Market Portfolio (Service Class) (1)	MFS VIT III Blended Research Small Cap Portfolio Initial Class (1)

Fidelity VIP Overseas Portfolio (Service Class) (1)	MFS VIT III Conservative Allocation Portfolio Initial Class (1)

First Eagle Overseas Variable Fund (1)	MFS VIT III Global Real Estate Portfolio Initial Class (1)

Franklin Templeton Foreign VIP Fund Class 2 (1)	MFS VIT III Growth Allocation Portfolio Initial Class (1)

Franklin Templeton Founding Funds Allocation VIP Fund Class 2(1)	MFS VIT III Inflation Adjusted Bond Portfolio Initial Class (1)

Franklin Templeton Growth VIP Fund Class 2 (1)	MFS VIT III Limited Maturity Portfolio Initial Class (1)

Franklin Templeton Income VIP Fund Class 2 (1)	MFS VIT III Mid Cap Value Portfolio Initial Class (1)

Franklin Templeton Mutual Shares VIP Fund Class 2 (1)	MFS VIT III Moderate Allocation Portfolio Initial Class (1)

Franklin Templeton Small Cap Value VIP Fund Class 2 (1)	MFS VIT III New Discovery Value Portfolio Initial Class (1)

Franklin Templeton Strategic Income VIP Fund Class 2 (1)	Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class II (1)

Franklin Templeton U.S. Government Securities VIP Fund Class 2 (1)	Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) (1)

Goldman Sachs VIT Large Cap Value Fund I Class (1)	Oppenheimer Capital Appreciation Fund/VA (Service Shares) (1)

Goldman Sachs VIT Mid Cap Value Fund I (1)	Oppenheimer Global Fund/VA (Service Shares) (1)

Goldman Sachs VIT Small Cap Equity Insights Fund I Class (1)	Oppenheimer Main Street Fund/VA (Service Shares) (1)

Goldman Sachs International Equity Insights Fund I Class (1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class (1)

Goldman Sachs VIT U.S Equity Insights Fund I Class (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class (1)

Invesco V.I. American Franchise Fund Series I (1)	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Administrative Class (1)

Invesco V.I. American Value Fund Series II (1)	PIMCO VIT Real Return Portfolio Admin Class (1)

Invesco V.I. Comstock Fund Series II (1)	PIMCO VIT Total Return Portfolio Admin Class (1)

Invesco V.I. Core Equity Fund I (1)	T. Rowe Price Blue Chip Growth Portfolio (1)

Invesco V.I. Equity and Income Fund Series II (1)	Wanger USA (1)

(1)	Statement of operations for the year ended December 31, 2018 and statement of changes in net assets for the years ended December 31, 2018 and 2017.

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Delaware Life Variable Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Delaware Life Variable Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02110
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

2

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, MA

April 25, 2019

We have served as the auditor of one or more of the subaccounts in Delaware Life Variable Account I since 2013.

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02110
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

3

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

		Assets			Liabilities
	Shares	Cost	Investments at fair value	Total Assets	Payable to Sponsor	Net Assets
AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1)	8,041	$89,618	$80,249	$80,249	$—	$80,249
AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70)	2,574	48,608	67,771	67,771	—	67,771
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	148,290	3,795,738	4,054,247	4,054,247	—	4,054,247
AB VPS International Value Portfolio (Class B) Sub-Account (A98)	13,697	192,691	168,337	168,337	—	168,337
Alger Growth & Income Portfolio I-2 Sub-Account (A55)	6,043	71,757	111,922	111,922	—	111,922
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54)	40,313	756,620	788,123	788,123	—	788,123
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51)	20,279	569,101	475,132	475,132	—	475,132
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308)	99,715	1,302,181	1,220,508	1,220,508	—	1,220,508
American Funds Insurance Series Bond Fund Class 2 Sub-Account (301)	27,732	301,771	286,744	286,744	—	286,744
American Funds Insurance Series Global Growth Fund Class 2 Sub- Account (304)	18,469	474,360	470,961	470,961	—	470,961
American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account (309)	27,954	360,131	363,128	363,128	—	363,128
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306)	18,301	413,326	387,256	387,256	—	387,256
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303)	17,008	1,172,751	1,181,692	1,181,692	—	1,181,692
American Funds Insurance Series Growth Income Fund Class 2 Sub- Account (302)	14,816	660,279	665,227	665,227	—	665,227
American Funds Insurance Series High Income Bond Fund Class 2 Sub- Account (305)	25,078	250,087	230,465	230,465	—	230,465
American Funds Insurance Series International Fund Class 2 Sub- Account (300)	197,364	4,012,665	3,473,598	3,473,598	—	3,473,598
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	127,116	1,757,044	1,646,155	1,646,155	—	1,646,155
Columbia Variable Portfoilo - Large Cap Growth Fund Class 2 Sub- Account (C60)	36,412	460,283	573,856	573,856	—	573,856
Delaware VIP Smid Cap Core Series Standard Class Sub-Account (D37)	48,104	1,260,589	910,127	910,127	—	910,127
DWS Small Cap Index VIP Class B Sub-Account (D55) ¹	278,373	4,237,994	4,167,250	4,167,250	1,046	4,166,204
DWS Small Mid Cap Value VIP Class A Sub-Account (S61) ¹	167,880	2,680,455	2,049,818	2,049,818	—	2,049,818
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account (D18)	191,831	3,557,667	3,222,768	3,222,768	—	3,222,768
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	49,836	866,556	815,805	815,805	—	815,805
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	40,741	1,321,686	1,275,597	1,275,597	—	1,275,597
Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29)	216,035	6,256,975	6,906,633	6,906,633	—	6,906,633
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15)	5,788	72,923	72,351	72,351	—	72,351
Fidelity VIP Freedom 2030 Portfolio (Service Class 2) Sub-Account (F14)	4,345	50,054	56,099	56,099	—	56,099
Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21)	46,917	2,566,660	2,947,807	2,947,807	—	2,947,807
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26)	55,144	11,054,166	13,759,013	13,759,013	—	13,759,013
Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7)	66,738	13,718,641	16,789,215	16,789,215	1,111	16,788,104
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	53,238	1,692,400	1,555,618	1,555,618	—	1,555,618
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8)	4,870,574	4,870,574	4,870,574	4,870,574	—	4,870,574
Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23)	273,620	4,723,873	5,212,455	5,212,455	—	5,212,455
First Eagle Overseas Variable Fund Sub-Account (FE3)	65,387	1,750,328	1,488,859	1,488,859	—	1,488,859
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	327,710	4,842,476	4,175,022	4,175,022	—	4,175,022
Franklin Templeton Founding Funds Allocation VIP Fund Class 2 Sub- Account (FE6)	3,631	24,088	22,951	22,951	—	22,951
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	123,356	1,558,804	1,506,177	1,506,177	—	1,506,177
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59)	35,348	551,140	521,021	521,021	—	521,021
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	56,975	1,095,308	991,370	991,370	—	991,370
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53)	86,234	1,586,848	1,259,023	1,259,023	—	1,259,023
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	63,205	684,869	649,748	649,748	—	649,748
Franklin Templeton U.S. Government Securities VIP Fund Class 2 Sub- Account (T29)	2	20	18	18	—	18
Goldman Sachs VIT Large Cap Value Fund I Class Sub-Account (G30)	15,488	150,330	118,794	118,794	—	118,794
Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32)	21,639	346,150	278,923	278,923	—	278,923
Goldman Sachs VIT Small Cap Equity Insights Fund I Class Sub-Account (521)	19,229	242,195	199,403	199,403	—	199,403
Goldman Sachs International Equity Insights Fund I Class Sub-Account (G33) ¹	30,854	275,488	218,446	218,446	—	218,446
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31)	293,381	4,270,210	4,409,518	4,409,518	—	4,409,518
Invesco V.I. American Franchise Fund Series I Sub-Account (V15)	16,027	806,420	915,951	915,951	—	915,951
Invesco V.I. American Value Fund Series II Sub-Account (V35)	14,839	245,240	203,446	203,446	—	203,446
Invesco V.I. Comstock Fund Series II Sub-Account (V13)	19,686	328,609	316,153	316,153	—	316,153
Invesco V.I. Core Equity Fund I Sub-Account (A39)	30,360	999,704	939,358	939,358	—	939,358
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11)	35,797	644,450	574,185	574,185	—	574,185
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1)	71,737	1,500,745	1,256,120	1,256,120	—	1,256,120

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Assets			Liabilities
	Shares	Cost	Investments at fair value	Total Assets	Payable to Sponsor	Net Assets
Invesco V.I. International Growth Fund I Sub-Account (A21)	161,339	$5,680,549	$5,320,945	$5,320,945	—	$5,320,945
Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84)	36,188	211,682	172,617	172,617	—	172,617
Invesco V.I. Small Cap Equity Fund I Sub-Account (I76)	9,147	162,005	145,714	145,714	—	145,714
M Capital Appreciation Fund Sub-Account (MB0)	26,621	751,597	562,772	562,772	—	562,772
M International Equity Fund Sub-Account (MB1)	57,774	716,868	612,403	612,403	—	612,403
M Large Cap Growth Value Fund Sub-Account (MB5)	37,713	887,340	861,750	861,750	—	861,750
M Large Cap Value Fund Sub-Account (MA9)	39,828	523,916	440,502	440,502	—	440,502
MFS U.S. Government Money Market Portfolio Initial Class Sub- Account (MD8)	12,794,752	12,794,752	12,794,752	12,794,752	—	12,794,752
MFS VIT Total Return Series Initial Class Sub-Account (M07)	133,846	3,041,144	2,915,170	2,915,170	—	2,915,170
MFS VIT Total Return Series Service Class Sub-Account (M35)	12,312	278,191	263,224	263,224	—	263,224
MFS VIT I Growth Series Initial Class Sub-Account (M31)	52,695	2,388,146	2,477,160	2,477,160	—	2,477,160
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	633,738	5,396,279	5,215,667	5,215,667	—	5,215,667
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	145,415	2,622,676	2,538,942	2,538,942	—	2,538,942
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	455,290	6,025,871	5,759,417	5,759,417	—	5,759,417
MFS VIT I Research Series Initial Class Sub-Account (M33)	173,430	4,409,458	4,323,615	4,323,615	—	4,323,615
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	72,457	2,335,954	2,128,797	2,128,797	—	2,128,797
MFS VIT I Utilities Series Service Class Sub-Account (M40)	7,921	227,141	228,623	228,623	—	228,623
MFS VIT I Value Series Initial Class Sub-Account (M83)	346,870	6,687,012	6,000,850	6,000,850	—	6,000,850
MFS VIT I Value Series Service Class Sub-Account (M08)	88,229	1,672,360	1,496,348	1,496,348	—	1,496,348
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	40,774	1,932,894	1,846,637	1,846,637	—	1,846,637
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	132,903	1,506,283	1,416,751	1,416,751	—	1,416,751
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1)	173,070	2,357,931	2,514,709	2,514,709	—	2,514,709
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92)	14,489	$218,179	$207,489	207,489	—	207,489
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	238,349	3,043,005	2,869,726	2,869,726	—	2,869,726
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	35,926	455,368	429,682	429,682	—	429,682
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	815,842	4,783,594	4,307,647	4,307,647	—	4,307,647
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	96,007	1,317,128	1,226,964	1,226,964	—	1,226,964
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	30,546	414,197	386,404	386,404	—	386,404
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6)	83,172	1,407,923	1,463,820	1,463,820	—	1,463,820
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	12,568	192,479	174,698	174,698	—	174,698
MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8)	349,295	4,613,204	3,929,568	3,929,568	—	3,929,568
MFS VIT III Conservative Allocation Portfolio Initial Class Sub-Account (MF4)	194,899	2,233,349	2,062,029	2,062,029	—	2,062,029
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	342,289	4,361,308	4,483,981	4,483,981	—	4,483,981
MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (MF8)	291,382	3,395,200	3,100,302	3,100,302	—	3,100,302
MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (MG0)	84,155	873,410	854,171	854,171	—	854,171
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	503,267	5,140,073	5,082,999	5,082,999	—	5,082,999
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	582,491	5,012,705	4,322,086	4,322,086	—	4,322,086
MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (MG5)	425,287	5,406,313	5,082,181	5,082,181	—	5,082,181
MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (ME0)	108,700	1,165,080	918,519	918,519	—	918,519
Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class II Sub-Account (V43)	26,600	280,419	277,171	277,171	—	277,171
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account (O01)	17,934	947,986	869,784	869,784	—	869,784
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account (O19)	1,743	85,745	83,298	83,298	—	83,298
Oppenheimer Global Fund/VA (Service Shares) Sub-Account (O20)	2,061	76,037	77,349	77,349	—	77,349
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (O21)	5,561	144,710	147,419	147,419	—	147,419
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	47,371	392,217	285,174	285,174	—	285,174
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	259,717	3,400,203	3,119,204	3,119,204	—	3,119,204
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Administrative Class Sub-Account (PK9)	6,239	72,472	68,256	68,256	—	68,256
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	125,711	1,573,937	1,489,681	1,489,681	—	1,489,681
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	694,988	7,710,833	7,283,468	7,283,468	—	7,283,468
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307)	216,219	4,465,416	6,657,381	6,657,381	—	6,657,381
Wanger USA Sub-Account (W42)	18,012	499,618	372,840	372,840	—	372,840

[1]	This Sub-Account had a name change in 2018. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

	Units	Net Assets
Net Assets:
AL1	4,101	$80,249
A70	5,622	67,771
A71	165,426	4,054,247
A98	26,043	168,337
A55	5,300	111,922
A54	27,912	788,123
A51	14,913	475,132
308	46,038	1,220,508
301	20,068	286,744
304	17,576	470,961
309	15,080	363,128
306	17,226	387,256
303	35,649	1,181,692
302	22,768	665,227
305	11,658	230,465
300	186,129	3,473,598
B18	95,200	1,646,155
C60	44,387	573,856
D37	21,762	910,127
D55	107,976	4,166,204
S61	68,587	2,049,818
D18	109,014	3,222,768
FD7	32,841	815,805
F24	70,525	1,275,597
F29	193,325	6,906,633
F15	4,804	72,351
F14	3,660	56,099
F21	120,819	2,947,807
F26	674,381	13,759,013
FM7	639,449	16,788,104
F41	88,820	1,555,618
FM8	383,139	4,870,574
F23	290,215	5,212,455
FE3	99,489	1,488,859
T20	162,559	4,175,022

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

	Units	Value
Net Assets: (continued):
FE6	1,162	$22,951
F56	57,411	1,506,177
F59	32,253	521,021
F54	68,357	991,370
F53	64,596	1,259,023
T28	40,838	649,748
T29	1	18
G30	5,728	118,794
G32	9,550	278,923
521	5,724	199,403
G33	17,622	218,446
G31	176,468	4,409,518
V15	47,048	915,951
V35	8,694	203,446
V13	17,742	316,153
A39	54,960	939,358
V11	26,855	574,185
IB1	45,359	1,256,120
A21	270,165	5,320,945
I84	10,011	172,617
I76	8,529	145,714
MB0	25,588	562,772
MB1	73,228	612,403
MB5	39,074	861,750
MA9	27,020	440,502
MD8	1,261,096	12,794,752
M07	217,800	2,915,170
M35	19,804	263,224
M31	108,721	2,477,160
MF1	237,803	5,215,667
M05	137,257	2,538,942
M06	512,248	5,759,417
M33	222,253	4,323,615
M44	187,210	2,128,797
M40	20,593	228,623

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

	Units	Value
Net Assets (continued):
M83	327,468	$6,000,850
M08	117,145	1,496,348
MB6	73,200	1,846,637
MA0	83,931	1,416,751
MA1	294,089	2,514,709
M92	15,208	207,489
M96	148,289	2,869,726
MD2	33,150	429,682
MA6	196,398	4,307,647
M97	59,357	1,226,964
MD5	19,130	386,404
MD6	62,379	1,463,820
ME3	17,725	174,698
MB8	136,842	3,929,568
MF4	115,159	2,062,029
MF6	163,318	4,483,981
MF8	129,573	3,100,302
MG0	63,824	854,171
MF2	420,035	5,082,999
MG3	208,683	4,322,086
MG5	240,161	5,082,181
ME0	35,359	918,519
V43	8,427	277,171
O01	33,762	869,784
O19	5,000	83,298
O20	4,754	77,349
O21	8,113	147,419
P10	54,200	285,174
PK8	111,624	3,119,204
PK9	5,757	68,256
P06	78,992	1,489,681
P07	350,409	7,283,468
307	160,281	6,657,381
W42	16,724	372,840

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

	AL1 Sub-Account	A70 Sub-Account	A71 Sub-Account
Income:
Dividend income	$1,460	$—	$34,947
Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	1,460	—	34,947

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	10	1,797	319,730
Realized gain distributions	6,530	—	531,228
Net realized gains (losses)	6,540	1,797	850,958

Net change in unrealized appreciation (depreciation)	(13,408)	(9,318)	(1,151,512)

Net realized and change in unrealized gains (losses)	(6,868)	(7,521)	(300,554)

Increase (decrease) in net assets from operations	$(5,408)	$(7,521)	$(265,607)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	A98 Sub-Account	A55 Sub-Account	A54 Sub-Account
Income:
Dividend income	$2,224	$2,047	$—
Expenses:
Mortality and expense risk charges	—	(51)	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	2,224	1,996	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	603	3,859	80,344
Realized gain distributions	—	6,837	123,985
Net realized gains (losses)	603	10,696	204,329

Net change in unrealized appreciation (depreciation)	(51,405)	(18,139)	(266,315)

Net realized and change in unrealized gains (losses)	(50,802)	(7,443)	(61,986)

Increase (decrease) in net assets from operations	$(48,578)	$(5,447)	$(61,986)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	A51 Sub-Account	308 Sub-Account	301 Sub-Account
Income:
Dividend income	$—	$26,184	$6,954
Expenses:
Mortality and expense risk charges	(30)	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	(30)	26,184	6,954

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,625	17,220	(667)
Realized gain distributions	20,765	105,320	384
Net realized gains (losses)	23,390	122,540	(283)

Net change in unrealized appreciation (depreciation)	(95,825)	(264,036)	(8,660)

Net realized and change in unrealized gains (losses)	(72,435)	(141,496)	(8,943)

Increase (decrease) in net assets from operations	$(72,465)	$(115,312)	$(1,989)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	304 Sub-Account	309 Sub-Account	306 Sub-Account
Income:
Dividend income	$3,611	$6,558	$415
Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	3,611	6,558	415

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,270	8,009	27,334
Realized gain distributions	37,403	30,073	25,093
Net realized gains (losses)	41,673	38,082	52,427

Net change in unrealized appreciation (depreciation)	(91,592)	(83,210)	(92,114)

Net realized and change in unrealized gains (losses)	(49,919)	(45,128)	(39,687)

Increase (decrease) in net assets from operations	$(46,308)	$(38,570)	$(39,272)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	303 Sub-Account	302 Sub-Account	305 Sub-Account
Income:
Dividend income	$5,633	$10,222	$14,683
Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	5,633	10,222	14,683

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	6,846	1,023	(16)
Realized gain distributions	128,565	48,619	—
Net realized gains (losses)	135,411	49,642	(16)

Net change in unrealized appreciation (depreciation)	(142,349)	(72,285)	(20,250)

Net realized and change in unrealized gains (losses)	(6,938)	(22,643)	(20,266)

Increase (decrease) in net assets from operations	$(1,305)	$(12,421)	$(5,583)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	300 Sub-Account	B18 Sub-Account	C60 Sub-Account
Income:
Dividend income	$65,906	$15,781	$—
Expenses:
Mortality and expense risk charges	—	(92)	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	65,906	15,689	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(750)	(16,173)	50,832
Realized gain distributions	179,232	80,547	—
Net realized gains (losses)	178,482	64,374	50,832

Net change in unrealized appreciation (depreciation)	(756,216)	(224,771)	(69,377)

Net realized and change in unrealized gains (losses)	(577,734)	(160,397)	(18,545)

Increase (decrease) in net assets from operations	$(511,828)	$(144,708)	$(18,545)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	D37 Sub-Account	D55 Sub-Account	S61 Sub-Account
Income:
Dividend income	$2,314	$34,929	$37,949
Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	2,314	34,929	37,949

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(119,049)	180,314	235,224
Realized gain distributions	410,640	340,214	490,166
Net realized gains (losses)	291,591	520,528	725,390

Net change in unrealized appreciation (depreciation)	(418,559)	(1,085,283)	(1,167,797)

Net realized and change in unrealized gains (losses)	(126,968)	(564,755)	(442,407)

Increase (decrease) in net assets from operations	$(124,654)	$(529,826)	$(404,458)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	D18 Sub-Account	FD7 Sub-Account	F24 Sub-Account
Income:
Dividend income	$23,289	$10,760	$6,847
Expenses:
Mortality and expense risk charges	(387)	(329)	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	22,902	10,431	6,847

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	241,848	23,188	33,483
Realized gain distributions	477,509	32,729	162,614
Net realized gains (losses)	719,357	55,917	196,097

Net change in unrealized appreciation (depreciation)	(1,346,506)	(110,822)	(259,596)

Net realized and change in unrealized gains (losses)	(627,149)	(54,905)	(63,499)

Increase (decrease) in net assets from operations	$(604,247)	$(44,474)	$(56,652)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	F29 Sub-Account	F15 Sub-Account	F14 Sub-Account
Income:
Dividend income	$48,623	$1,032	$705
Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	48,623	1,032	705

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	785,956	31,052	836
Realized gain distributions	739,335	11,975	1,537
Net realized gains (losses)	1,525,291	43,027	2,373

Net change in unrealized appreciation (depreciation)	(2,011,947)	(46,587)	(7,984)

Net realized and change in unrealized gains (losses)	(486,656)	(3,560)	(5,611)

Increase (decrease) in net assets from operations	$(438,033)	$(2,528)	$(4,906)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	F21 Sub-Account	F26 Sub-Account	FM7 Sub-Account
Income:
Dividend income	$4,833	$242,898	$330,180
Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	4,833	242,898	330,180

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	365,942	1,902,860	913,913
Realized gain distributions	437,937	82,011	90,052
Net realized gains (losses)	803,879	1,984,871	1,003,965

Net change in unrealized appreciation (depreciation)	(802,409)	(2,672,200)	(2,135,833)

Net realized and change in unrealized gains (losses)	1,470	(687,329)	(1,131,868)

Increase (decrease) in net assets from operations	$6,303	$(444,431)	$(801,688)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	F41 Sub-Account	FM8 Sub-Account	F23 Sub-Account
Income:
Dividend income	$7,903	$58,676	$88,757
Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	7,903	58,676	88,757

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	25,981	—	86,195
Realized gain distributions	189,356	—	—
Net realized gains (losses)	215,337	—	86,195

Net change in unrealized appreciation (depreciation)	(479,452)	—	(1,088,106)

Net realized and change in unrealized gains (losses)	(264,115)	—	(1,001,911)

Increase (decrease) in net assets from operations	$(256,212)	$58,676	$(913,154)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FE3 Sub-Account	T20 Sub-Account	FE6 Sub-Account
Income:
Dividend income	$36,236	$138,524	$4,804
Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	36,236	138,524	4,804

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,774	(16,594)	199
Realized gain distributions	86,232	—	3,762
Net realized gains (losses)	89,006	(16,594)	3,961

Net change in unrealized appreciation (depreciation)	(349,360)	(934,135)	(12,069)

Net realized and change in unrealized gains (losses)	(260,354)	(950,729)	(8,108)

Increase (decrease) in net assets from operations	$(224,118)	$(812,205)	$(3,304)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	F56 Sub-Account	F59 Sub-Account	F54 Sub-Account
Income:
Dividend income	$34,710	$26,312	$26,612
Expenses:
Mortality and expense risk charges	(4)	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	34,706	26,312	26,612

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	39,267	(105)	11,402
Realized gain distributions	147,001	(1)	41,438
Net realized gains (losses)	186,268	(106)	52,840

Net change in unrealized appreciation (depreciation)	(483,891)	(49,731)	(178,412)

Net realized and change in unrealized gains (losses)	(297,623)	(49,837)	(125,572)

Increase (decrease) in net assets from operations	$(262,917)	$(23,525)	$(98,960)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	F53 Sub-Account	T28 Sub-Account	T29 Sub-Account
Income:
Dividend income	$12,613	$22,733	$1
Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	12,613	22,733	1

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,200	(38,758)	(1)
Realized gain distributions	214,806	—	—
Net realized gains (losses)	220,006	(38,758)	(1)

Net change in unrealized appreciation (depreciation)	(413,011)	(693)	—

Net realized and change in unrealized gains (losses)	(193,005)	(39,451)	(1)

Increase (decrease) in net assets from operations	$(180,392)	$(16,718)	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	G30 Sub-Account	G32 Sub-Account	521 Sub-Account
Income:
Dividend income	$1,719	$4,214	$1,109
Expenses:
Mortality and expense risk charges	(782)	(58)	(914)
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	937	4,156	195

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(7,131)	2,884	16,100
Realized gain distributions	7,364	38,216	33,225
Net realized gains (losses)	233	41,100	49,325

Net change in unrealized appreciation (depreciation)	(6,842)	(76,666)	(64,505)

Net realized and change in unrealized gains (losses)	(6,609)	(35,566)	(15,180)

Increase (decrease) in net assets from operations	$(5,672)	$(31,410)	$(14,985)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	G33 Sub-Account	G31 Sub-Account	V15 Sub-Account
Income:
Dividend income	$4,946	$61,489	$—
Expenses:
Mortality and expense risk charges	(1,133)	(2,513)	(660)
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	3,813	58,976	(660)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	32,989	167,204	47,881
Realized gain distributions	44,154	720,509	69,817
Net realized gains (losses)	77,143	887,713	117,698

Net change in unrealized appreciation (depreciation)	(128,794)	(1,233,571)	(142,042)

Net realized and change in unrealized gains (losses)	(51,651)	(345,858)	(24,344)

Increase (decrease) in net assets from operations	$(47,838)	$(286,882)	$(25,004)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	V35 Sub-Account	V13 Sub-Account	A39 Sub-Account
Income:
Dividend income	$514	$5,245	$9,535
Expenses:
Mortality and expense risk charges	—	—	(313)
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	514	5,245	9,222

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(6,353)	6,916	14,831
Realized gain distributions	37,069	36,077	68,287
Net realized gains (losses)	30,716	42,993	83,118

Net change in unrealized appreciation (depreciation)	(63,866)	(92,650)	(190,222)

Net realized and change in unrealized gains (losses)	(33,150)	(49,657)	(107,104)

Increase (decrease) in net assets from operations	$(32,636)	$(44,412)	$(97,882)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	V11 Sub-Account	IB1 Sub-Account	A21 Sub-Account
Income:
Dividend income	$12,855	$32,179	$147,523
Expenses:
Mortality and expense risk charges	—	—	(1,359)
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	12,855	32,179	146,164

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(632)	(54,836)	688,297
Realized gain distributions	28,563	146,664	49,959
Net realized gains (losses)	27,931	91,828	738,256

Net change in unrealized appreciation (depreciation)	(102,800)	(327,789)	(2,054,979)

Net realized and change in unrealized gains (losses)	(74,869)	(235,961)	(1,316,723)

Increase (decrease) in net assets from operations	$(62,014)	$(203,782)	$(1,170,559)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	I84 Sub-Account	I76 Sub-Account	MB0 Sub-Account
Income:
Dividend income	$—	$—	$1,989
Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	—	—	1,989

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8,099	6,488	9,797
Realized gain distributions	26,462	13,498	123,016
Net realized gains (losses)	34,561	19,986	132,813

Net change in unrealized appreciation (depreciation)	(38,306)	(44,118)	(224,635)

Net realized and change in unrealized gains (losses)	(3,745)	(24,132)	(91,822)

Increase (decrease) in net assets from operations	$(3,745)	$(24,132)	$(89,833)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MB1 Sub-Account	MB5 Sub-Account	MA9 Sub-Account
Income:
Dividend income	$10,429	$—	$7,256
Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	10,429	—	7,256

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	16,604	105,379	952
Realized gain distributions	—	104,169	35,850
Net realized gains (losses)	16,604	209,548	36,802

Net change in unrealized appreciation (depreciation)	(183,412)	(226,752)	(104,286)

Net realized and change in unrealized gains (losses)	(166,808)	(17,204)	(67,484)

Increase (decrease) in net assets from operations	$(156,379)	$(17,204)	$(60,228)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M07 Sub-Account	MD8 Sub-Account	M35 Sub-Account
Income:
Dividend income	$72,238	$78,013	$5,441
Expenses:
Mortality and expense risk charges	(1,839)	(2,137)	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	70,399	75,876	5,441

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	16,028	—	440
Realized gain distributions	147,193	—	12,527
Net realized gains (losses)	163,221	—	12,967

Net change in unrealized appreciation (depreciation)	(414,963)	—	(34,758)

Net realized and change in unrealized gains (losses)	(251,742)	—	(21,791)

Increase (decrease) in net assets from operations	$(181,343)	$75,876	$(16,350)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M31 Sub-Account	MF1 Sub-Account	M05 Sub-Account
Income:
Dividend income	$3,565	$—	$—
Expenses:
Mortality and expense risk charges	(425)	(2,036)	(552)
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	3,140	(2,036)	(552)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	451,891	567,151	26,522
Realized gain distributions	264,570	1,136,187	536,559
Net realized gains (losses)	716,461	1,703,338	563,081

Net change in unrealized appreciation (depreciation)	(493,067)	(1,399,500)	(583,288)

Net realized and change in unrealized gains (losses)	223,394	303,838	(20,207)

Increase (decrease) in net assets from operations	$226,534	$301,802	$(20,759)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M06 Sub-Account	M33 Sub-Account	M44 Sub-Account
Income:
Dividend income	$204,432	$34,733	$22,822
Expenses:
Mortality and expense risk charges	(1,425)	—	(700)
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	203,007	34,733	22,122

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(73,578)	175,988	(27,692)
Realized gain distributions	1	573,762	7,924
Net realized gains (losses)	(73,577)	749,750	(19,768)

Net change in unrealized appreciation (depreciation)	(215,416)	(957,921)	14,405

Net realized and change in unrealized gains (losses)	(288,993)	(208,171)	(5,363)

Increase (decrease) in net assets from operations	$(85,986)	$(173,438)	$16,759

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M40 Sub-Account	M83 Sub-Account	M08 Sub-Account
Income:
Dividend income	$1,998	$112,482	$26,058
Expenses:
Mortality and expense risk charges	—	(547)	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	1,998	111,935	26,058

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,343)	148,422	23,818
Realized gain distributions	913	489,704	135,690
Net realized gains (losses)	(3,430)	638,126	159,508

Net change in unrealized appreciation (depreciation)	3,458	(1,409,083)	(363,867)

Net realized and change in unrealized gains (losses)	28	(770,957)	(204,359)

Increase (decrease) in net assets from operations	$2,026	$(659,022)	$(178,301)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MB6 Sub-Account	MA0 Sub-Account	MA1 Sub-Account
Income:
Dividend income	$29,044	$48,822	$3,882
Expenses:
Mortality and expense risk charges	(1,655)	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	27,389	48,822	3,882

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	44,580	(4,475)	302,142
Realized gain distributions	180,571	5,519	—
Net realized gains (losses)	225,151	1,044	302,142

Net change in unrealized appreciation (depreciation)	(407,111)	(96,240)	(752,976)

Net realized and change in unrealized gains (losses)	(181,960)	(95,196)	(450,834)

Increase (decrease) in net assets from operations	$(154,571)	$(46,374)	$(446,952)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M92 Sub-Account	M96 Sub-Account	MD2 Sub-Account
Income:
Dividend income	$1,144	$100,475	$12,661
Expenses:
Mortality and expense risk charges	—	(343)	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	1,144	100,132	12,661

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	431	(32,944)	(2,613)
Realized gain distributions	9,959	—	—
Net realized gains (losses)	10,390	(32,944)	(2,613)

Net change in unrealized appreciation (depreciation)	(22,489)	(53,127)	(9,136)

Net realized and change in unrealized gains (losses)	(12,099)	(86,071)	(11,749)

Increase (decrease) in net assets from operations	$(10,955)	$14,061	$912

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MA6 Sub-Account	M97 Sub-Account	MD5 Sub-Account
Income:
Dividend income	$287,262	$14,735	$4,912
Expenses:
Mortality and expense risk charges	(525)	(166)	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	286,737	14,569	4,912

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(93,466)	24,741	33,022
Realized gain distributions	—	126,781	54,016
Net realized gains (losses)	(93,466)	151,522	87,038

Net change in unrealized appreciation (depreciation)	(335,650)	(302,086)	(131,881)

Net realized and change in unrealized gains (losses)	(429,116)	(150,564)	(44,843)

Increase (decrease) in net assets from operations	$(142,379)	$(135,995)	$(39,931)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MD6 Sub-Account	ME3 Sub-Account	MB8 Sub-Account
Income:
Dividend income	$10,239	$2,403	$47,725
Expenses:
Mortality and expense risk charges	(998)	—	(286)
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	9,241	2,403	47,439

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	105,104	25,107	(205,364)
Realized gain distributions	104,176	5,082	672,468
Net realized gains (losses)	209,280	30,189	467,104

Net change in unrealized appreciation (depreciation)	(188,735)	(70,394)	(798,959)

Net realized and change in unrealized gains (losses)	20,545	(40,205)	(331,855)

Increase (decrease) in net assets from operations	$29,786	$(37,802)	$(284,416)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MF4 Sub-Account	MF6 Sub-Account	MF8 Sub-Account
Income:
Dividend income	$49,715	$188,929	$64,094
Expenses:
Mortality and expense risk charges	—	(418)	(89)
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	49,715	188,511	64,005

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(5,345)	47,275	18,764
Realized gain distributions	92,819	71,581	226,871
Net realized gains (losses)	87,474	118,856	245,635

Net change in unrealized appreciation (depreciation)	(195,752)	(448,239)	(474,525)

Net realized and change in unrealized gains (losses)	(108,278)	(329,383)	(228,890)

Increase (decrease) in net assets from operations	$(58,563)	$(140,872)	$(164,885)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MG0 Sub-Account	MF2 Sub-Account	MG3 Sub-Account
Income:
Dividend income	$17,282	$108,548	$55,251
Expenses:
Mortality and expense risk charges	(7)	(645)	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	17,275	107,903	55,251

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(19,243)	(13,360)	10,717
Realized gain distributions	—	—	397,373
Net realized gains (losses)	(19,243)	(13,360)	408,090

Net change in unrealized appreciation (depreciation)	(42,979)	(28,270)	(989,214)

Net realized and change in unrealized gains (losses)	(62,222)	(41,630)	(581,124)

Increase (decrease) in net assets from operations	$(44,947)	$66,273	$(525,873)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MG5 Sub-Account	ME0 Sub-Account	V43 Sub-Account
Income:
Dividend income	$117,913	$7,285	$—
Expenses:
Mortality and expense risk charges	(4)	(49)	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	117,909	7,236	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	18,975	6,406	35,370
Realized gain distributions	261,950	219,317	101,718
Net realized gains (losses)	280,925	225,723	137,088

Net change in unrealized appreciation (depreciation)	(595,092)	(371,553)	(63,226)

Net realized and change in unrealized gains (losses)	(314,167)	(145,830)	73,862

Increase (decrease) in net assets from operations	$(196,258)	$(138,594)	$73,862

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	O01 Sub-Account	O19 Sub-Account	O20 Sub-Account
Income:
Dividend income	$3,258	$—	$675
Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	3,258	—	675

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	25,101	2,413	972
Realized gain distributions	76,614	7,147	6,293
Net realized gains (losses)	101,715	9,560	7,265

Net change in unrealized appreciation (depreciation)	(151,620)	(13,519)	(19,995)

Net realized and change in unrealized gains (losses)	(49,905)	(3,959)	(12,730)

Increase (decrease) in net assets from operations	$(46,647)	$(3,959)	$(12,055)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	O21 Sub-Account	P10 Sub-Account	PK8 Sub-Account
Income:
Dividend income	$1,441	$7,029	$157,573
Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	1,441	7,029	157,573

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,939	(48,830)	(92,888)
Realized gain distributions	14,038	1	—
Net realized gains (losses)	15,977	(48,829)	(92,888)

Net change in unrealized appreciation (depreciation)	(30,329)	(4,304)	(271,079)

Net realized and change in unrealized gains (losses)	(14,352)	(53,133)	(363,967)

Increase (decrease) in net assets from operations	$(12,911)	$(46,104)	$(206,394)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	PK9 Sub-Account	P06 Sub-Account	P07 Sub-Account
Income:
Dividend income	$1,196	$40,187	$200,327
Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	1,196	40,187	200,327

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	167	(63,917)	(101,751)
Realized gain distributions	5,547	—	91,435
Net realized gains (losses)	5,714	(63,917)	(10,316)

Net change in unrealized appreciation (depreciation)	(10,752)	(9,988)	(242,560)

Net realized and change in unrealized gains (losses)	(5,038)	(73,905)	(252,876)

Increase (decrease) in net assets from operations	$(3,842)	$(33,718)	$(52,549)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	307 Sub-Account	W42 Sub-Account
Income:
Dividend income	$—	$411
Expenses:
Mortality and expense risk charges	—	—
Administrative expense and distribution charges and other	—	—

Net investment income (loss)	—	411

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	505,656	91
Realized gain distributions	217,994	95,436
Net realized gains (losses)	723,650	95,527

Net change in unrealized appreciation (depreciation)	(580,147)	(101,256)

Net realized and change in unrealized gains (losses)	143,503	(5,729)

Increase (decrease) in net assets from operations	$143,503	$(5,318)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	AL1 Sub-Account		A70 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$1,460	$1,405	$—	$198
Net realized gains (losses)	6,540	1,078	1,797	1,401
Net change in unrealized appreciation/ depreciation	(13,408)	8,458	(9,318)	18,954

Increase (decrease) in net assets from operations	(5,408)	10,941	(7,521)	20,553

Contract Owner Transactions:
Purchase payments received	11,715	20,518	409	432
Transfers between Sub-Accounts
(including the Fixed Account), net	—	(9,232)	(4)	4,501
Withdrawals, surrenders, annuitizations and contract charges	(258)	(2,452)	(808)	(657)
Mortality and expense risk charges	(94)	(80)	—	—
Charges for life insurance protection and monthly administration charge	(6,276)	(5,577)	(2,631)	(2,072)

Net increase (decrease) from contract owner transactions	5,087	3,177	(3,034)	2,204

Total increase (decrease) in net assets	(321)	14,118	(10,555)	22,757
Net assets at beginning of year	80,570	66,452	78,326	55,569

Net assets at end of year	$80,249	$80,570	$67,771	$78,326

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	A71 Sub-Account		A98 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$34,947	$53,324	$2,224	$3,620
Net realized gains (losses)	850,958	595,514	603	1,691
Net change in unrealized appreciation/ depreciation	(1,151,512)	92,960	(51,405)	33,727

Increase (decrease) in net assets from operations	(265,607)	741,798	(48,578)	39,038

Contract Owner Transactions:
Purchase payments received	183,704	171,442	16,785	16,572
Transfers between Sub-Accounts
(including the Fixed Account), net	146,650	(42,562)	9,574	(8,222)
Withdrawals, surrenders, annuitizations and contract charges	(409,048)	(189,696)	(1,490)	(1,843)
Mortality and expense risk charges	—	—	(80)	(120)
Charges for life insurance protection and monthly administration charge	(236,731)	(209,416)	(4,205)	(4,321)

Net increase (decrease) from contract owner transactions	(315,425)	(270,232)	20,584	2,066

Total increase (decrease) in net assets	(581,032)	471,566	(27,994)	41,104
Net assets at beginning of year	4,635,279	4,163,713	196,331	155,227

Net assets at end of year	$4,054,247	$4,635,279	$168,337	$196,331

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	A55 Sub-Account		A54 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$1,996	$1,620	$—	$—
Net realized gains (losses)	10,696	1,938	204,329	133,466
Net change in unrealized appreciation/ depreciation	(18,139)	17,263	(266,315)	105,009

Increase (decrease) in net assets from operations	(5,447)	20,821	(61,986)	238,475

Contract Owner Transactions:
Purchase payments received	3,859	3,815	28,123	36,517
Transfers between Sub-Accounts
(including the Fixed Account), net	2	3,000	19,180	21,361
Withdrawals, surrenders, annuitizations and contract charges	(3,347)	(329)	(98,413)	(68,256)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(3,759)	(3,562)	(36,041)	(24,410)

Net increase (decrease) from contract owner transactions	(3,245)	2,924	(87,151)	(34,788)

Total increase (decrease) in net assets	(8,692)	23,745	(149,137)	203,687
Net assets at beginning of year	120,614	96,869	937,260	733,573

Net assets at end of year	$111,922	$120,614	$788,123	$937,260

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	A51 Sub-Account		308 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(30)	$(24)	$26,184	$25,832
Net realized gains (losses)	23,390	43,040	122,540	116,791
Net change in unrealized appreciation/ depreciation	(95,825)	5,976	(264,036)	67,346

Increase (decrease) in net assets from operations	(72,465)	48,992	(115,312)	209,969

Contract Owner Transactions:
Purchase payments received	8,485	10,828	23,449	22,784
Transfers between Sub-Accounts
(including the Fixed Account), net	522,568	(48,249)	10,191	231,639
Withdrawals, surrenders, annuitizations and contract charges	(3,581)	(14,111)	(4,638)	(71,378)
Mortality and expense risk charges	—	—	(2,759)	(2,688)
Charges for life insurance protection and monthly administration charge	(3,924)	(912)	(56,694)	(50,864)

Net increase (decrease) from contract owner transactions	523,548	(52,444)	(30,451)	129,493

Total increase (decrease) in net assets	451,083	(3,452)	(145,763)	339,462
Net assets at beginning of year	24,049	27,501	1,366,271	1,026,809

Net assets at end of year	$475,132	$24,049	$1,220,508	$1,366,271

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	301 Sub-Account		304 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$6,954	$5,530	$3,611	$3,472
Net realized gains (losses)	(283)	(5,726)	41,673	26,545
Net change in unrealized appreciation/ depreciation	(8,660)	17,187	(91,592)	131,487

Increase (decrease) in net assets from operations	(1,989)	16,991	(46,308)	161,504

Contract Owner Transactions:
Purchase payments received	8,463	2,457	4,925	3,092
Transfers between Sub-Accounts
(including the Fixed Account), net	5,454	12,670	(5,490)	43,002
Withdrawals, surrenders, annuitizations and contract charges	—	(669,051)	(2,829)	(10,061)
Mortality and expense risk charges	(529)	(866)	(1,085)	(1,214)
Charges for life insurance protection and monthly administration charge	(13,799)	(14,352)	(27,979)	(24,503)

Net increase (decrease) from contract owner transactions	(411)	(669,142)	(32,458)	10,316

Total increase (decrease) in net assets	(2,400)	(652,151)	(78,766)	171,820
Net assets at beginning of year	289,144	941,295	549,727	377,907

Net assets at end of year	$286,744	$289,144	$470,961	$549,727

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	309 Sub-Account		306 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$6,558	$8,321	$415	$2,298
Net realized gains (losses)	38,082	18,991	52,427	25,178
Net change in unrealized appreciation/ depreciation	(83,210)	61,936	(92,114)	94,788

Increase (decrease) in net assets from operations	(38,570)	89,248	(39,272)	122,264

Contract Owner Transactions:
Purchase payments received	15,372	13,602	6,989	5,721
Transfers between Sub-Accounts
(including the Fixed Account), net	(17,487)	(1,323)	3,403	(3,456)
Withdrawals, surrenders, annuitizations and contract charges	(2,355)	(49,618)	(117,346)	(100,070)
Mortality and expense risk charges	(819)	(784)	(1,044)	(1,051)
Charges for life insurance protection and monthly administration charge	(12,729)	(12,540)	(9,781)	(9,708)

Net increase (decrease) from contract owner transactions	(18,018)	(50,663)	(117,779)	(108,564)

Total increase (decrease) in net assets	(56,588)	38,585	(157,051)	13,700
Net assets at beginning of year	419,716	381,131	544,307	530,607

Net assets at end of year	$363,128	$419,716	$387,256	$544,307

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	303 Sub-Account		302 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$5,633	$5,690	$10,222	$8,769
Net realized gains (losses)	135,411	99,734	49,642	42,296
Net change in unrealized appreciation/ depreciation	(142,349)	179,598	(72,285)	76,720

Increase (decrease) in net assets from operations	(1,305)	285,022	(12,421)	127,785

Contract Owner Transactions:
Purchase payments received	19,152	16,241	15,941	11,993
Transfers between Sub-Accounts
(including the Fixed Account), net	18,421	258,654	(4,424)	(1,129)
Withdrawals, surrenders, annuitizations and contract charges	(7,057)	(241,383)	—	(77,858)
Mortality and expense risk charges	(2,590)	(2,351)	(1,413)	(1,246)
Charges for life insurance protection and monthly administration charge	(38,590)	(32,957)	(5,542)	(6,009)

Net increase (decrease) from contract owner transactions	(10,664)	(1,796)	4,562	(74,249)

Total increase (decrease) in net assets	(11,969)	283,226	(7,859)	53,536
Net assets at beginning of year	1,193,661	910,435	673,086	619,550

Net assets at end of year	$1,181,692	$1,193,661	$665,227	$673,086

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	305 Sub-Account		300 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$14,683	$14,783	$65,906	$43,248
Net realized gains (losses)	(16)	3,077	178,482	63,636
Net change in unrealized appreciation/ depreciation	(20,250)	(743)	(756,216)	746,600

Increase (decrease) in net assets from operations	(5,583)	17,117	(511,828)	853,484

Contract Owner Transactions:
Purchase payments received	11,537	11,319	31,752	26,608
Transfers between Sub-Accounts
(including the Fixed Account), net	4,661	(86,659)	194,485	472,746
Withdrawals, surrenders, annuitizations and contract charges	(1)	(81,104)	(5,709)	(115,296)
Mortality and expense risk charges	(465)	(472)	(6,275)	(6,405)
Charges for life insurance protection and monthly administration charge	(2,770)	(4,086)	(48,761)	(43,872)

Net increase (decrease) from contract owner transactions	12,962	(161,002)	165,492	333,781

Total increase (decrease) in net assets	7,379	(143,885)	(346,336)	1,187,265
Net assets at beginning of year	223,086	366,971	3,819,934	2,632,669

Net assets at end of year	$230,465	$223,086	$3,473,598	$3,819,934

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	B18 Sub-Account		C60 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$15,689	$27,655	$—	$—
Net realized gains (losses)	64,374	(44,884)	50,832	13,455
Net change in unrealized appreciation/ depreciation	(224,771)	313,158	(69,377)	155,005

Increase (decrease) in net assets from operations	(144,708)	295,929	(18,545)	168,460

Contract Owner Transactions:
Purchase payments received	50,750	92,672	22,693	29,773
Transfers between Sub-Accounts
(including the Fixed Account), net	(141,856)	(115,286)	(66,271)	(5,369)
Withdrawals, surrenders, annuitizations and contract charges	(234,597)	(495,241)	(98,759)	(34,992)
Mortality and expense risk charges	(1,258)	(1,449)	(848)	(824)
Charges for life insurance protection and monthly administration charge	(81,490)	(95,819)	(15,356)	(14,548)

Net increase (decrease) from contract owner transactions	(408,451)	(615,123)	(158,541)	(25,960)

Total increase (decrease) in net assets	(553,159)	(319,194)	(177,086)	142,500
Net assets at beginning of year	2,199,314	2,518,508	750,942	608,442

Net assets at end of year	$1,646,155	$2,199,314	$573,856	$750,942

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	D37 Sub-Account		D55 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$2,314	$2,968	$34,929	$35,524
Net realized gains (losses)	291,591	67,563	520,528	576,105
Net change in unrealized appreciation/ depreciation	(418,559)	106,921	(1,085,283)	24,284

Increase (decrease) in net assets from operations	(124,654)	177,452	(529,826)	635,913

Contract Owner Transactions:
Purchase payments received	29,968	26,423	44,474	51,350
Transfers between Sub-Accounts
(including the Fixed Account), net	(293,647)	270,385	(23,848)	1,560,112
Withdrawals, surrenders, annuitizations and contract charges	(4,908)	(31,883)	(159,008)	(553,932)
Mortality and expense risk charges	—	—	(521)	(643)
Charges for life insurance protection and monthly administration charge	(32,407)	(27,520)	(143,938)	(119,860)

Net increase (decrease) from contract owner transactions	(300,994)	237,405	(282,841)	937,027

Total increase (decrease) in net assets	(425,648)	414,857	(812,667)	1,572,940
Net assets at beginning of year	1,335,775	920,918	4,978,871	3,405,931

Net assets at end of year	$910,127	$1,335,775	$4,166,204	$4,978,871

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	S61 Sub-Account		D18 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$37,949	$23,071	$22,902	$43,167
Net realized gains (losses)	725,390	173,232	719,357	432,774
Net change in unrealized appreciation/ depreciation	(1,167,797)	120,961	(1,346,506)	118,097

Increase (decrease) in net assets from operations	(404,458)	317,264	(604,247)	594,038

Contract Owner Transactions:
Purchase payments received	69,727	92,399	152,434	146,980
Transfers between Sub-Accounts
(including the Fixed Account), net	(516,927)	142,258	(41,892)	(250,672)
Withdrawals, surrenders, annuitizations and contract charges	(274,607)	(127,380)	(350,490)	(274,972)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(86,587)	(88,683)	(193,009)	(183,280)

Net increase (decrease) from contract owner transactions	(808,394)	18,594	(432,957)	(561,944)

Total increase (decrease) in net assets	(1,212,852)	335,858	(1,037,204)	32,094
Net assets at beginning of year	3,262,670	2,926,812	4,259,972	4,227,878

Net assets at end of year	$2,049,818	$3,262,670	$3,222,768	$4,259,972

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	FD7 Sub-Account		F24 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$10,431	$7,135	$6,847	$14,066
Net realized gains (losses)	55,917	26,217	196,097	120,144
Net change in unrealized appreciation/ depreciation	(110,822)	45,866	(259,596)	217,277

Increase (decrease) in net assets from operations	(44,474)	79,218	(56,652)	351,487

Contract Owner Transactions:
Purchase payments received	85,194	67,688	53,578	66,656
Transfers between Sub-Accounts
(including the Fixed Account), net	258,259	129,354	15,613	(75,118)
Withdrawals, surrenders, annuitizations and contract charges	(45,163)	(141,058)	(534,547)	(247,571)
Mortality and expense risk charges	(783)	(216)	(1,470)	(1,586)
Charges for life insurance protection and monthly administration charge	(54,617)	(62,437)	(46,918)	(48,594)

Net increase (decrease) from contract owner transactions	242,890	(6,669)	(513,744)	(306,213)

Total increase (decrease) in net assets	198,416	72,549	(570,396)	45,274
Net assets at beginning of year	617,389	544,840	1,845,993	1,800,719

Net assets at end of year	$815,805	$617,389	$1,275,597	$1,845,993

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F29 Sub-Account		F15 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$48,623	$74,796	$1,032	$5,061
Net realized gains (losses)	1,525,291	601,334	43,027	14,625
Net change in unrealized appreciation/ depreciation	(2,011,947)	935,399	(46,587)	35,314

Increase (decrease) in net assets from operations	(438,033)	1,611,529	(2,528)	55,000

Contract Owner Transactions:
Purchase payments received	167,963	217,812	7,155	49,317
Transfers between Sub-Accounts
(including the Fixed Account), net	(570,062)	(118,130)	(336,396)	(2)
Withdrawals, surrenders, annuitizations and contract charges	(756,540)	(255,626)	(672)	(648)
Mortality and expense risk charges	—	—	(159)	(649)
Charges for life insurance protection and monthly administration charge	(264,934)	(263,465)	(8,294)	(26,304)

Net increase (decrease) from contract owner transactions	(1,423,573)	(419,409)	(338,366)	21,714

Total increase (decrease) in net assets	(1,861,606)	1,192,120	(340,894)	76,714
Net assets at beginning of year	8,768,239	7,576,119	413,245	336,531

Net assets at end of year	$6,906,633	$8,768,239	$72,351	$413,245

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F14 Sub-Account		F21 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$705	$653	$4,833	$3,500
Net realized gains (losses)	2,373	9,436	803,879	381,326
Net change in unrealized appreciation/ depreciation	(7,984)	3,390	(802,409)	439,050

Increase (decrease) in net assets from operations	(4,906)	13,479	6,303	823,876

Contract Owner Transactions:
Purchase payments received	3,794	3,196	92,884	87,925
Transfers between Sub-Accounts
(including the Fixed Account), net	(13)	20,802	198,647	(150,256)
Withdrawals, surrenders, annuitizations and contract charges	(818)	(83,602)	(294,825)	(80,516)
Mortality and expense risk charges	—	(21)	—	—
Charges for life insurance protection and monthly administration charge	(2,005)	(2,282)	(78,723)	(64,527)

Net increase (decrease) from contract owner transactions	958	(61,907)	(82,017)	(207,374)

Total increase (decrease) in net assets	(3,948)	(48,428)	(75,714)	616,502
Net assets at beginning of year	60,047	108,475	3,023,521	2,407,019

Net assets at end of year	$56,099	$60,047	$2,947,807	$3,023,521

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F26 Sub-Account		FM7 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$242,898	$252,212	$330,180	$311,396
Net realized gains (losses)	1,984,871	546,511	1,003,965	4,243,490
Net change in unrealized appreciation/ depreciation	(2,672,200)	2,154,348	(2,135,833)	(725,596)

Increase (decrease) in net assets from operations	(444,431)	2,953,071	(801,688)	3,829,290

Contract Owner Transactions:
Purchase payments received	198,855	419,078	560,184	994,448
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,801,219)	1,007,027	362,833	(5,298,531)
Withdrawals, surrenders, annuitizations and contract charges	(196,458)	(543,107)	(699,483)	(2,374,203)
Mortality and expense risk charges	(19,975)	(20,881)	—	—
Charges for life insurance protection and monthly administration charge	(233,925)	(247,550)	(914,600)	(942,281)

Net increase (decrease) from contract owner transactions	(3,052,722)	614,567	(691,066)	(7,620,567)

Total increase (decrease) in net assets	(3,497,153)	3,567,638	(1,492,754)	(3,791,277)
Net assets at beginning of year	17,256,166	13,688,528	18,280,858	22,072,135

Net assets at end of year	$13,759,013	$17,256,166	$16,788,104	$18,280,858

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F41 Sub-Account		FM8 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$7,903	$9,699	$58,676	$20,641
Net realized gains (losses)	215,337	91,099	—	—
Net change in unrealized appreciation/ depreciation	(479,452)	276,998	—	—

Increase (decrease) in net assets from operations	(256,212)	377,796	58,676	20,641

Contract Owner Transactions:
Purchase payments received	61,020	65,964	600,469	586,506
Transfers between Sub-Accounts
(including the Fixed Account), net	(45,450)	360,964	1,662,315	(569,863)
Withdrawals, surrenders, annuitizations and contract charges	(358,568)	(237,471)	(469,235)	(428,652)
Mortality and expense risk charges	(1,614)	(1,806)	—	—
Charges for life insurance protection and monthly administration charge	(40,310)	(39,525)	(583,314)	(506,055)

Net increase (decrease) from contract owner transactions	(384,922)	148,126	1,210,235	(918,064)

Total increase (decrease) in net assets	(641,134)	525,922	1,268,911	(897,423)
Net assets at beginning of year	2,196,752	1,670,830	3,601,663	4,499,086

Net assets at end of year	$1,555,618	$2,196,752	$4,870,574	$3,601,663

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F23 Sub-Account		FE3 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$88,757	$77,568	$36,236	$27,557
Net realized gains (losses)	86,195	302,837	89,006	111,340
Net change in unrealized appreciation/ depreciation	(1,088,106)	1,141,114	(349,360)	192,774

Increase (decrease) in net assets from operations	(913,154)	1,521,519	(224,118)	331,671

Contract Owner Transactions:
Purchase payments received	250,599	225,844	104,793	111,595
Transfers between Sub-Accounts (including the Fixed Account), net	87,789	(457,207)	(817,477)	382,863
Withdrawals, surrenders, annuitizations and contract charges	(274,234)	(597,686)	(147,846)	(245,646)
Mortality and expense risk charges	—	—	(2,824)	(3,400)
Charges for life insurance protection and monthly administration charge	(231,451)	(212,182)	(57,193)	(62,318)

Net increase (decrease) from contract owner transactions	(167,297)	(1,041,231)	(920,547)	183,094

Total increase (decrease) in net assets	(1,080,451)	480,288	(1,144,665)	514,765
Net assets at beginning of year	6,292,906	5,812,618	2,633,524	2,118,759

Net assets at end of year	$5,212,455	$6,292,906	$1,488,859	$2,633,524

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	T20 Sub-Account		FE6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$138,524	$137,705	$4,804	$3,736
Net realized gains (losses)	(16,594)	81,993	3,961	6,042
Net change in unrealized appreciation/ depreciation	(934,135)	599,995	(12,069)	6,379

Increase (decrease) in net assets from operations	(812,205)	819,693	(3,304)	16,157

Contract Owner Transactions:
Purchase payments received	199,388	237,335	113	13,763
Transfers between Sub-Accounts
(including the Fixed Account), net	(123,626)	(63,621)	—	(1)
Withdrawals, surrenders, annuitizations and contract charges	(407,543)	(274,621)	(132,805)	(454)
Mortality and expense risk charges	—	—	(213)	(232)
Charges for life insurance protection and monthly administration charge	(220,890)	(203,651)	(1,061)	(1,363)

Net increase (decrease) from contract owner transactions	(552,671)	(304,558)	(133,966)	11,713

Total increase (decrease) in net assets	(1,364,876)	515,135	(137,270)	27,870
Net assets at beginning of year	5,539,898	5,024,763	160,221	132,351

Net assets at end of year	$4,175,022	$5,539,898	$22,951	$160,221

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F56 Sub-Account		F59 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$34,706	$28,146	$26,312	$21,448
Net realized gains (losses)	186,268	50,000	(106)	1,064
Net change in unrealized appreciation/ depreciation	(483,891)	211,417	(49,731)	27,057

Increase (decrease) in net assets from operations	(262,917)	289,563	(23,525)	49,569

Contract Owner Transactions:
Purchase payments received	62,166	77,698	19,561	18,444
Transfers between Sub-Accounts (including the Fixed Account), net	16,737	(16,649)	11,799	(38,019)
Withdrawals, surrenders, annuitizations and contract charges	(46,457)	(52,605)	(17,458)	(38,415)
Mortality and expense risk charges	(66)	(90)	(583)	(648)
Charges for life insurance protection and monthly administration charge	(71,988)	(66,428)	(13,423)	(13,897)

Net increase (decrease) from contract owner transactions	(39,608)	(58,074)	(104)	(72,535)

Total increase (decrease) in net assets	(302,525)	231,489	(23,629)	(22,966)
Net assets at beginning of year	1,808,702	1,577,213	544,650	567,616

Net assets at end of year	$1,506,177	$1,808,702	$521,021	$544,650

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F54 Sub-Account		F53 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$26,612	$25,976	$12,613	$10,120
Net realized gains (losses)	52,840	93,982	220,006	125,203
Net change in unrealized appreciation/ depreciation	(178,412)	(17,997)	(413,011)	9,305

Increase (decrease) in net assets from operations	(98,960)	101,961	(180,392)	144,628

Contract Owner Transactions:
Purchase payments received	33,959	32,488	53,881	51,977
Transfers between Sub-Accounts (including the Fixed Account), net	11,545	(85,789)	17,106	(475,213)
Withdrawals, surrenders, annuitizations and contract charges	(92,198)	(160,147)	(75,389)	(198,781)
Mortality and expense risk charges	(1,005)	(1,388)	(1,597)	(1,639)
Charges for life insurance protection and monthly administration charge	(35,700)	(35,324)	(34,676)	(41,707)

Net increase (decrease) from contract owner transactions	(83,399)	(250,160)	(40,675)	(665,363)

Total increase (decrease) in net assets	(182,359)	(148,199)	(221,067)	(520,735)
Net assets at beginning of year	1,173,729	1,321,928	1,480,090	2,000,825

Net assets at end of year	$991,370	$1,173,729	$1,259,023	$1,480,090

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	T28 Sub-Account		T29 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$22,733	$29,346	$1	$1
Net realized gains (losses)	(38,758)	(80,638)	(1)	—
Net change in unrealized appreciation/ depreciation	(693)	93,901	—	—

Increase (decrease) in net assets from operations	(16,718)	42,609	—	1

Contract Owner Transactions:
Purchase payments received	13,808	24,581	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	36,067	(222,248)	—	—
Withdrawals, surrenders, annuitizations and contract charges	(311,641)	(60,922)	(1)	(1)
Mortality and expense risk charges	(1,077)	(1,284)	—	—
Charges for life insurance protection and monthly administration charge	(18,258)	(21,908)	(5)	(5)

Net increase (decrease) from contract owner transactions	(281,101)	(281,781)	(6)	(6)

Total increase (decrease) in net assets	(297,819)	(239,172)	(6)	(5)
Net assets at beginning of year	947,567	1,186,739	24	29

Net assets at end of year	$649,748	$947,567	$18	$24

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	G30 Sub-Account		G32 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$937	$3,211	$4,156	$2,483
Net realized gains (losses)	233	43,701	41,100	51,900
Net change in unrealized appreciation/ depreciation	(6,842)	(25,556)	(76,666)	(6,775)

Increase (decrease) in net assets from operations	(5,672)	21,356	(31,410)	47,608

Contract Owner Transactions:
Purchase payments received	7,651	7,583	1,037	14,724
Transfers between Sub-Accounts (including the Fixed Account), net	(124,845)	(2,209)	(2,428)	(25,344)
Withdrawals, surrenders, annuitizations and contract charges	(3,243)	(25)	(39,275)	(33,743)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(4,173)	(4,179)	(6,142)	(6,305)

Net increase (decrease) from contract owner transactions	(124,610)	1,170	(46,808)	(50,668)

Total increase (decrease) in net assets	(130,282)	22,526	(78,218)	(3,060)
Net assets at beginning of year	249,076	226,550	357,141	360,201

Net assets at end of year	$118,794	$249,076	$278,923	$357,141

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	521 Sub-Account		G33 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$195	$445	$3,813	$4,910
Net realized gains (losses)	49,325	37,873	77,143	14,636
Net change in unrealized appreciation/ depreciation	(64,505)	(12,499)	(128,794)	54,967

Increase (decrease) in net assets from operations	(14,985)	25,819	(47,838)	74,513

Contract Owner Transactions:
Purchase payments received	7,729	11,452	24,355	30,181
Transfers between Sub-Accounts (including the Fixed Account), net	(32,854)	(4,832)	(51,326)	(1,840)
Withdrawals, surrenders, annuitizations and contract charges	(5,539)	(24,136)	(24,845)	(29,028)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(7,266)	(11,987)	(24,449)	(27,770)

Net increase (decrease) from contract owner transactions	(37,930)	(29,503)	(76,265)	(28,457)

Total increase (decrease) in net assets	(52,915)	(3,684)	(124,103)	46,056
Net assets at beginning of year	252,318	256,002	342,549	296,493

Net assets at end of year	$199,403	$252,318	$218,446	$342,549

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	G31 Sub-Account		V15 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$58,976	$60,946	$(660)	$201
Net realized gains (losses)	887,713	665,373	117,698	120,735
Net change in unrealized appreciation/ depreciation	(1,233,571)	238,307	(142,042)	100,568

Increase (decrease) in net assets from operations	(286,882)	964,626	(25,004)	221,504

Contract Owner Transactions:
Purchase payments received	141,438	133,575	25,651	22,042
Transfers between Sub-Accounts (including the Fixed Account), net	(7,785)	(39,672)	697	1,745
Withdrawals, surrenders, annuitizations and contract charges	(145,466)	(110,163)	(71,881)	(10,724)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(176,077)	(155,955)	(38,895)	(38,113)

Net increase (decrease) from contract owner transactions	(187,890)	(172,215)	(84,428)	(25,050)

Total increase (decrease) in net assets	(474,772)	792,411	(109,432)	196,454
Net assets at beginning of year	4,884,290	4,091,879	1,025,383	828,929

Net assets at end of year	$4,409,518	$4,884,290	$915,951	$1,025,383

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	V35 Sub-Account		V13 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$514	$5,413	$5,245	$6,476
Net realized gains (losses)	30,716	32,479	42,993	29,711
Net change in unrealized appreciation/ depreciation	(63,866)	17,171	(92,650)	17,655

Increase (decrease) in net assets from operations	(32,636)	55,063	(44,412)	53,842

Contract Owner Transactions:
Purchase payments received	10,199	5,945	21,008	16,680
Transfers between Sub-Accounts (including the Fixed Account), net	(23,108)	(655,431)	(11,386)	55,173
Withdrawals, surrenders, annuitizations and contract charges	(798)	(22,582)	(6,568)	(29,449)
Mortality and expense risk charges	(15)	(185)	(538)	(480)
Charges for life insurance protection and monthly administration charge	(6,911)	(20,378)	(6,393)	(5,834)

Net increase (decrease) from contract owner transactions	(20,633)	(692,631)	(3,877)	36,090

Total increase (decrease) in net assets	(53,269)	(637,568)	(48,289)	89,932
Net assets at beginning of year	256,715	894,283	364,442	274,510

Net assets at end of year	$203,446	$256,715	$316,153	$364,442

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	A39 Sub-Account		V11 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$9,222	$10,157	$12,855	$7,816
Net realized gains (losses)	83,118	137,027	27,931	32,822
Net change in unrealized appreciation/ depreciation	(190,222)	(14,152)	(102,800)	21,915

Increase (decrease) in net assets from operations	(97,882)	133,032	(62,014)	62,553

Contract Owner Transactions:
Purchase payments received	26,496	28,146	12,931	21,088
Transfers between Sub-Accounts (including the Fixed Account), net	7,087	1,392	9,952	283,902
Withdrawals, surrenders, annuitizations and contract charges	(13,077)	(162,915)	(5,385)	(147,572)
Mortality and expense risk charges	(539)	(926)	(300)	(485)
Charges for life insurance protection and monthly administration charge	(34,837)	(33,418)	(27,053)	(26,376)

Net increase (decrease) from contract owner transactions	(14,870)	(167,721)	(9,855)	130,557

Total increase (decrease) in net assets	(112,752)	(34,689)	(71,869)	193,110
Net assets at beginning of year	1,052,110	1,086,799	646,054	452,944

Net assets at end of year	$939,358	$1,052,110	$574,185	$646,054

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	IB1 Sub-Account		A21 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$32,179	$29,206	$146,164	$137,273
Net realized gains (losses)	91,828	165,013	738,256	326,105
Net change in unrealized appreciation/ depreciation	(327,789)	64,435	(2,054,979)	1,477,143

Increase (decrease) in net assets from operations	(203,782)	258,654	(1,170,559)	1,940,521

Contract Owner Transactions:
Purchase payments received	45,332	70,494	296,939	397,833
Transfers between Sub-Accounts (including the Fixed Account), net	(76,107)	(145,560)	(1,641,842)	(1,230,162)
Withdrawals, surrenders, annuitizations and contract charges	(415,954)	(62,403)	(1,074,969)	(366,584)
Mortality and expense risk charges	—	—	(2,526)	(5,115)
Charges for life insurance protection and monthly administration charge	(75,547)	(72,886)	(375,522)	(389,859)

Net increase (decrease) from contract owner transactions	(522,276)	(210,355)	(2,797,920)	(1,593,887)

Total increase (decrease) in net assets	(726,058)	48,299	(3,968,479)	346,634
Net assets at beginning of year	1,982,178	1,933,879	9,289,424	8,942,790

Net assets at end of year	$1,256,120	$1,982,178	$5,320,945	$9,289,424

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	I84 Sub-Account		I76 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	34,561	16,503	19,986	9,582
Net change in unrealized appreciation/ depreciation	(38,306)	27,132	(44,118)	15,616

Increase (decrease) in net assets from operations	(3,745)	43,635	(24,132)	25,198

Contract Owner Transactions:
Purchase payments received	(126)	4,477	(103)	—
Transfers between Sub-Accounts (including the Fixed Account), net	2	(4,573)	352	(7)
Withdrawals, surrenders, annuitizations and contract charges	(50,881)	(830)	(27,202)	(1,143)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(5,983)	(5,081)	(5,214)	(4,540)

Net increase (decrease) from contract owner transactions	(56,988)	(6,007)	(32,167)	(5,690)

Total increase (decrease) in net assets	(60,733)	37,628	(56,299)	19,508
Net assets at beginning of year	233,350	195,722	202,013	182,505

Net assets at end of year	$172,617	$233,350	$145,714	$202,013

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MB0 Sub-Account		MB1 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$1,989	$—	$10,429	$16,598
Net realized gains (losses)	132,813	96,168	16,604	6,030
Net change in unrealized appreciation/ depreciation	(224,635)	24,546	(183,412)	186,384

Increase (decrease) in net assets from operations	(89,833)	120,714	(156,379)	209,012

Contract Owner Transactions:
Purchase payments received	22,953	23,872	27,402	24,496
Transfers between Sub-Accounts (including the Fixed Account), net	(22,270)	(36,445)	12,449	26,558
Withdrawals, surrenders, annuitizations and contract charges	(67,130)	(22,072)	(312,187)	(27,573)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(16,482)	(17,522)	(28,163)	(27,184)

Net increase (decrease) from contract owner transactions	(82,929)	(52,167)	(300,499)	(3,703)

Total increase (decrease) in net assets	(172,762)	68,547	(456,878)	205,309
Net assets at beginning of year	735,534	666,987	1,069,281	863,972

Net assets at end of year	$562,772	$735,534	$612,403	$1,069,281

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MB5 Sub-Account		MA9 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$—	$—	$7,256	$7,005
Net realized gains (losses)	209,548	61,407	36,802	22,274
Net change in unrealized appreciation/ depreciation	(226,752)	301,239	(104,286)	37,868

Increase (decrease) in net assets from operations	(17,204)	362,646	(60,228)	67,147

Contract Owner Transactions:
Purchase payments received	29,102	28,932	24,968	24,111
Transfers between Sub-Accounts (including the Fixed Account), net	(39,029)	(79,703)	(10,450)	(19,929)
Withdrawals, surrenders, annuitizations and contract charges	(302,049)	(18,184)	(1,163)	(27,084)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(31,579)	(29,426)	(13,680)	(14,172)

Net increase (decrease) from contract owner transactions	(343,555)	(98,381)	(325)	(37,074)

Total increase (decrease) in net assets	(360,759)	264,265	(60,553)	30,073
Net assets at beginning of year	1,222,509	958,244	501,055	470,982

Net assets at end of year	$861,750	$1,222,509	$440,502	$501,055

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M07 Sub-Account		MD8 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$70,399	$77,035	$75,876	$6,597
Net realized gains (losses)	163,221	130,452	—	—
Net change in unrealized appreciation/ depreciation	(414,963)	179,467	—	—

Increase (decrease) in net assets from operations	(181,343)	386,954	75,876	6,597

Contract Owner Transactions:
Purchase payments received	99,059	109,346	378,426	426,429
Transfers between Sub-Accounts (including the Fixed Account), net	(52,186)	(1,977)	9,692,244	401,771
Withdrawals, surrenders, annuitizations and contract charges	(191,334)	(328,901)	(167,525)	(1,981,510)
Mortality and expense risk charges	—	—	(7,550)	(3,255)
Charges for life insurance protection and monthly administration charge	(124,765)	(123,085)	(319,606)	(371,816)

Net increase (decrease) from contract owner transactions	(269,226)	(344,617)	9,575,989	(1,528,381)

Total increase (decrease) in net assets	(450,569)	42,337	9,651,865	(1,521,784)
Net assets at beginning of year	3,365,739	3,323,402	3,142,887	4,664,671

Net assets at end of year	$2,915,170	$3,365,739	$12,794,752	$3,142,887

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M35 Sub-Account		M31 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$5,441	$5,423	$3,140	$3,812
Net realized gains (losses)	12,967	9,787	716,461	400,812
Net change in unrealized appreciation/ depreciation	(34,758)	14,816	(493,067)	572,665

Increase (decrease) in net assets from operations	(16,350)	30,026	226,534	977,289

Contract Owner Transactions:
Purchase payments received	16,274	13,338	117,846	136,947
Transfers between Sub-Accounts (including the Fixed Account), net	4,414	4,469	(814,116)	(697,539)
Withdrawals, surrenders, annuitizations and contract charges	(1,247)	(31,980)	(478,859)	(44,782)
Mortality and expense risk charges	(340)	(371)	(1,950)	(4,083)
Charges for life insurance protection and monthly administration charge	(7,062)	(7,005)	(172,892)	(153,678)

Net increase (decrease) from contract owner transactions	12,039	(21,549)	(1,349,971)	(763,135)

Total increase (decrease) in net assets	(4,311)	8,477	(1,123,437)	214,154
Net assets at beginning of year	267,535	259,058	3,600,597	3,386,443

Net assets at end of year	$263,224	$267,535	$2,477,160	$3,600,597

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MF1 Sub-Account		M05 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(2,036)	$5,729	$(552)	$(491)
Net realized gains (losses)	1,703,338	623,970	563,081	14,092
Net change in unrealized appreciation/ depreciation	(1,399,500)	780,774	(583,288)	815,544

Increase (decrease) in net assets from operations	301,802	1,410,473	(20,759)	829,145

Contract Owner Transactions:
Purchase payments received	88,835	109,220	83,306	73,999
Transfers between Sub-Accounts (including the Fixed Account), net	(1,419,917)	(245,640)	(1,123,748)	631,543
Withdrawals, surrenders, annuitizations and contract charges	(226,619)	(94,114)	(397,466)	(428,498)
Mortality and expense risk charges	(2,878)	(2,940)	(597)	(820)
Charges for life insurance protection and monthly administration charge	(203,294)	(176,316)	(133,005)	(116,731)

Net increase (decrease) from contract owner transactions	(1,763,873)	(409,790)	(1,571,510)	159,493

Total increase (decrease) in net assets	(1,462,071)	1,000,683	(1,592,269)	988,638
Net assets at beginning of year	6,677,738	5,677,055	4,131,211	3,142,573

Net assets at end of year	$5,215,667	$6,677,738	$2,538,942	$4,131,211

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M06 Sub-Account		M33 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$203,007	$233,021	$34,733	$68,934
Net realized gains (losses)	(73,577)	(28,021)	749,750	503,891
Net change in unrealized appreciation/ depreciation	(215,416)	107,191	(957,921)	478,197

Increase (decrease) in net assets from operations	(85,986)	312,191	(173,438)	1,051,022

Contract Owner Transactions:
Purchase payments received	200,425	269,529	106,668	162,714
Transfers between Sub-Accounts (including the Fixed Account), net	(384,339)	(282,529)	(178,482)	(122,589)
Withdrawals, surrenders, annuitizations and contract charges	(750,971)	(869,524)	(358,117)	(464,110)
Mortality and expense risk charges	(6,550)	(7,762)	(203)	(261)
Charges for life insurance protection and monthly administration charge	(199,514)	(219,050)	(177,373)	(160,602)

Net increase (decrease) from contract owner transactions	(1,140,949)	(1,109,336)	(607,507)	(584,848)

Total increase (decrease) in net assets	(1,226,935)	(797,145)	(780,945)	466,174
Net assets at beginning of year	6,986,352	7,783,497	5,104,560	4,638,386

Net assets at end of year	$5,759,417	$6,986,352	$4,323,615	$5,104,560

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M44 Sub-Account		M40 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$22,122	$85,289	$1,998	$9,715
Net realized gains (losses)	(19,768)	(28,400)	(3,430)	(4,156)
Net change in unrealized appreciation/ depreciation	14,405	212,164	3,458	26,231

Increase (decrease) in net assets from operations	16,759	269,053	2,026	31,790

Contract Owner Transactions:
Purchase payments received	66,529	71,051	14,521	16,158
Transfers between Sub-Accounts (including the Fixed Account), net	147,073	12,420	(6,687)	(15,497)
Withdrawals, surrenders, annuitizations and contract charges	(80,095)	(70,880)	(6,910)	(13,970)
Mortality and expense risk charges	—	—	(312)	(310)
Charges for life insurance protection and monthly administration charge	(66,362)	(70,411)	(11,485)	(11,700)

Net increase (decrease) from contract owner transactions	67,145	(57,820)	(10,873)	(25,319)

Total increase (decrease) in net assets	83,904	211,233	(8,847)	6,471
Net assets at beginning of year	2,044,893	1,833,660	237,470	230,999

Net assets at end of year	$2,128,797	$2,044,893	$228,623	$237,470

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M83 Sub-Account		M08 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$111,935	$133,665	$26,058	$52,941
Net realized gains (losses)	638,126	456,565	159,508	196,501
Net change in unrealized appreciation/ depreciation	(1,409,083)	612,080	(363,867)	207,667

Increase (decrease) in net assets from operations	(659,022)	1,202,310	(178,301)	457,109

Contract Owner Transactions:
Purchase payments received	220,635	267,035	43,840	30,595
Transfers between Sub-Accounts (including the Fixed Account), net	(455,637)	(715,785)	(38,011)	(1,519,578)
Withdrawals, surrenders, annuitizations and contract charges	(412,160)	(222,747)	(625,983)	(101,868)
Mortality and expense risk charges	(2,329)	(1,976)	(2,149)	(4,624)
Charges for life insurance protection and monthly administration charge	(321,884)	(307,230)	(35,776)	(47,149)

Net increase (decrease) from contract owner transactions	(971,375)	(980,703)	(658,079)	(1,642,624)

Total increase (decrease) in net assets	(1,630,397)	221,607	(836,380)	(1,185,515)
Net assets at beginning of year	7,631,247	7,409,640	2,332,728	3,518,243

Net assets at end of year	$6,000,850	$7,631,247	$1,496,348	$2,332,728

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MB6 Sub-Account		MA0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$27,389	$29,220	$48,822	$42,578
Net realized gains (losses)	225,151	220,337	1,044	(3,711)
Net change in unrealized appreciation/ depreciation	(407,111)	151,501	(96,240)	30,778

Increase (decrease) in net assets from operations	(154,571)	401,058	(46,374)	69,645

Contract Owner Transactions:
Purchase payments received	63,514	70,658	41,936	59,748
Transfers between Sub-Accounts (including the Fixed Account), net	(15,104)	(120,728)	105,775	424,610
Withdrawals, surrenders, annuitizations and contract charges	(93,180)	(348,775)	(14,802)	(36,608)
Mortality and expense risk charges	—	—	(1,996)	(1,591)
Charges for life insurance protection and monthly administration charge	(73,742)	(77,006)	(43,001)	(39,953)

Net increase (decrease) from contract owner transactions	(118,512)	(475,851)	87,912	406,206

Total increase (decrease) in net assets	(273,083)	(74,793)	41,538	475,851
Net assets at beginning of year	2,119,720	2,194,513	1,375,213	899,362

Net assets at end of year	$1,846,637	$2,119,720	$1,416,751	$1,375,213

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MA1 Sub-Account		M92 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$3,882	$29,757	$1,144	$7,172
Net realized gains (losses)	302,142	29,782	10,390	1,667
Net change in unrealized appreciation/ depreciation	(752,976)	962,801	(22,489)	12,927

Increase (decrease) in net assets from operations	(446,952)	1,022,340	(10,955)	21,766

Contract Owner Transactions:
Purchase payments received	54,468	57,094	4,584	2,844
Transfers between Sub-Accounts (including the Fixed Account), net	(470,215)	550,307	(10,474)	197,723
Withdrawals, surrenders, annuitizations and contract charges	(345,739)	(152,777)	(2,415)	1
Mortality and expense risk charges	(4,840)	(5,274)	(431)	(445)

Charges for life insurance protection and monthly administration charge	(59,885)	(58,674)	(17,918)	(16,523)

Net increase (decrease) from contract owner transactions	(826,211)	390,676	(26,654)	183,600
Total increase (decrease) in net assets	(1,273,163)	1,413,016	(37,609)	205,366
Net assets at beginning of year	3,787,872	2,374,856	245,098	39,732

Net assets at end of year	$2,514,709	$3,787,872	$207,489	$245,098

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M96 Sub-Account		MD2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$100,132	$94,990	$12,661	$11,260
Net realized gains (losses)	(32,944)	(25,396)	(2,613)	(623)
Net change in unrealized appreciation/ depreciation	(53,127)	(3,714)	(9,136)	(3,015)

Increase (decrease) in net assets from operations	14,061	65,880	912	7,622

Contract Owner Transactions:
Purchase payments received	177,016	159,927	34,607	31,734
Transfers between Sub-Accounts (including the Fixed Account), net	158,871	(137,193)	16,055	24,042
Withdrawals, surrenders, annuitizations and contract charges	(330,669)	(39,731)	(10,905)	(5,087)
Mortality and expense risk charges	—	—	(402)	(373)
Charges for life insurance protection and monthly administration charge	(183,097)	(168,196)	(18,903)	(17,328)

Net increase (decrease) from contract owner transactions	(177,879)	(185,193)	20,452	32,988

Total increase (decrease) in net assets	(163,818)	(119,313)	21,364	40,610
Net assets at beginning of year	3,033,544	3,152,857	408,318	367,708

Net assets at end of year	$2,869,726	$3,033,544	$429,682	$408,318

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MA6 Sub-Account		M97 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$286,737	$355,859	$14,569	$15,678
Net realized gains (losses)	(93,466)	(12,913)	151,522	50,448
Net change in unrealized appreciation/ depreciation	(335,650)	11,024	(302,086)	248,111

Increase (decrease) in net assets from operations	(142,379)	353,970	(135,995)	314,237

Contract Owner Transactions:
Purchase payments received	209,406	202,821	57,252	45,691
Transfers between Sub-Accounts (including the Fixed Account), net	(492,996)	290,583	309,292	(42,411)
Withdrawals, surrenders, annuitizations and contract charges	(526,713)	(124,485)	(168,929)	(17,438)
Mortality and expense risk charges	(2,042)	(2,172)	—	—
Charges for life insurance protection and monthly administration charge	(282,200)	(289,912)	(61,062)	(52,441)

Net increase (decrease) from contract owner transactions	(1,094,545)	76,835	136,553	(66,599)

Total increase (decrease) in net assets	(1,236,924)	430,805	558	247,638
Net assets at beginning of year	5,544,571	5,113,766	1,226,406	978,768

Net assets at end of year	$4,307,647	$5,544,571	$1,226,964	$1,226,406

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MD5 Sub-Account		MD6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$4,912	$6,227	$9,241	$9,759
Net realized gains (losses)	87,038	20,557	209,280	152,090
Net change in unrealized appreciation/ depreciation	(131,881)	121,692	(188,735)	258,655

Increase (decrease) in net assets from operations	(39,931)	148,476	29,786	420,504

Contract Owner Transactions:
Purchase payments received	15,179	9,747	47,786	60,713
Transfers between Sub-Accounts (including the Fixed Account), net	47,559	99,247	(227,933)	(213)
Withdrawals, surrenders, annuitizations and contract charges	(198,692)	(27,119)	(92,882)	(210,205)
Mortality and expense risk charges	(634)	(696)	—	—
Charges for life insurance protection and monthly administration charge	(21,487)	(20,290)	(56,409)	(59,636)

Net increase (decrease) from contract owner transactions	(158,075)	60,889	(329,438)	(209,341)

Total increase (decrease) in net assets	(198,006)	209,365	(299,652)	211,163
Net assets at beginning of year	584,410	375,045	1,763,472	1,552,309

Net assets at end of year	$386,404	$584,410	$1,463,820	$1,763,472

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	ME3 Sub-Account		MB8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$2,403	$3,320	$47,439	$40,704
Net realized gains (losses)	30,189	753	467,104	349,621
Net change in unrealized appreciation/ depreciation	(70,394)	68,283	(798,959)	298,641

Increase (decrease) in net assets from operations	(37,802)	72,356	(284,416)	688,966

Contract Owner Transactions:
Purchase payments received	15,460	13,924	135,091	146,274
Transfers between Sub-Accounts (including the Fixed Account), net	(611,317)	595,642	(829,077)	(136,673)
Withdrawals, surrenders, annuitizations and contract charges	(8,676)	(10,052)	(79,675)	(224,767)
Mortality and expense risk charges	(236)	(239)	(2,099)	(2,420)
Charges for life insurance protection and monthly administration charge	(15,630)	(11,894)	(150,139)	(151,640)

Net increase (decrease) from contract owner transactions	(620,399)	587,381	(925,899)	(369,226)

Total increase (decrease) in net assets	(658,201)	659,737	(1,210,315)	319,740
Net assets at beginning of year	832,899	173,162	5,139,883	4,820,143

Net assets at end of year	$174,698	$832,899	$3,929,568	$5,139,883

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MF4 Sub-Account		MF6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$49,715	$49,416	$188,511	$192,894
Net realized gains (losses)	87,474	60,048	118,856	391,926
Net change in unrealized appreciation/ depreciation	(195,752)	134,504	(448,239)	(5,176)

Increase (decrease) in net assets from operations	(58,563)	243,968	(140,872)	579,644

Contract Owner Transactions:
Purchase payments received	61,062	64,958	161,770	172,239
Transfers between Sub-Accounts (including the Fixed Account), net	(18,443)	17,544	36,690	(87,810)
Withdrawals, surrenders, annuitizations and contract charges	(209,963)	(193,894)	(196,313)	(253,461)
Mortality and expense risk charges	(3,723)	(3,744)	(1,271)	(1,488)
Charges for life insurance protection and monthly administration charge	(46,752)	(56,544)	(147,469)	(147,925)

Net increase (decrease) from contract owner transactions	(217,819)	(171,680)	(146,593)	(318,445)

Total increase (decrease) in net assets	(276,382)	72,288	(287,465)	261,199
Net assets at beginning of year	2,338,411	2,266,123	4,771,446	4,510,247

Net assets at end of year	$2,062,029	$2,338,411	$4,483,981	$4,771,446

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MF8 Sub-Account		MG0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$64,005	$60,644	$17,275	$(6)
Net realized gains (losses)	245,635	174,882	(19,243)	(12,808)
Net change in unrealized appreciation/ depreciation	(474,525)	314,390	(42,979)	103,076
Increase (decrease) in net assets from operations	(164,885)	549,916	(44,947)	90,262
Contract Owner Transactions:
Purchase payments received	187,699	364,520	32,837	36,879
Transfers between Sub-Accounts (including the Fixed Account), net	(8,719)	200,280	(136,597)	28,957
Withdrawals, surrenders, annuitizations and contract charges	(138,524)	(102,015)	(7,850)	(424,499)
Mortality and expense risk charges	(1,869)	(1,714)	(1,428)	(1,634)
Charges for life insurance protection and monthly administration charge	(161,159)	(120,388)	(23,929)	(32,989)

Net increase (decrease) from contract owner transactions	(122,572)	340,683	(136,967)	(393,286)

Total increase (decrease) in net assets	(287,457)	890,599	(181,914)	(303,024)
Net assets at beginning of year	3,387,759	2,497,160	1,036,085	1,339,109

Net assets at end of year	$3,100,302	$3,387,759	$854,171	$1,036,085

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MF2 Sub-Account		MG3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$107,903	$84,444	$55,251	$75,194
Net realized gains (losses)	(13,360)	(8,117)	408,090	254,582
Net change in unrealized appreciation/ depreciation	(28,270)	19,869	(989,214)	470,579

Increase (decrease) in net assets from operations	66,273	96,196	(525,873)	800,355

Contract Owner Transactions:
Purchase payments received	267,020	267,461	173,128	211,301
Transfers between Sub-Accounts (including the Fixed Account), net	(69,030)	(294,687)	(903,503)	(143,289)
Withdrawals, surrenders, annuitizations and contract charges	(215,471)	(848,080)	(633,674)	(179,467)
Mortality and expense risk charges	(1,619)	(2,198)	(2,724)	(3,190)
Charges for life insurance protection and monthly administration charge	(263,235)	(241,399)	(157,816)	(160,196)

Net increase (decrease) from contract owner transactions	(282,335)	(1,118,903)	(1,524,589)	(274,841)

Total increase (decrease) in net assets	(216,062)	(1,022,707)	(2,050,462)	525,514
Net assets at beginning of year	5,299,061	6,321,768	6,372,548	5,847,034

Net assets at end of year	$5,082,999	$5,299,061	$4,322,086	$6,372,548

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MG5 Sub-Account		ME0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$117,909	$115,561	$7,236	$10,035
Net realized gains (losses)	280,925	221,928	225,723	114,468
Net change in unrealized appreciation/ depreciation	(595,092)	450,484	(371,553)	25,037

Increase (decrease) in net assets from operations	(196,258)	787,973	(138,594)	149,540

Contract Owner Transactions:
Purchase payments received	223,577	253,705	53,277	44,855
Transfers between Sub-Accounts (including the Fixed Account), net	(2,857)	58,863	265,920	2,232
Withdrawals, surrenders, annuitizations and contract charges	(551,080)	(334,366)	(290,821)	(65,560)
Mortality and expense risk charges	(4,480)	(6,004)	(641)	(731)
Charges for life insurance protection and monthly administration charge	(174,790)	(191,703)	(55,613)	(53,795)

Net increase (decrease) from contract owner transactions	(509,630)	(219,505)	(27,878)	(72,999)

Total increase (decrease) in net assets	(705,888)	568,468	(166,472)	76,541
Net assets at beginning of year	5,788,069	5,219,601	1,084,991	1,008,450

Net assets at end of year	$5,082,181	$5,788,069	$918,519	$1,084,991

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	V43 Sub-Account		O01 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$—	$—	$3,258	$2,318
Net realized gains (losses)	137,088	(20,226)	101,715	166,129
Net change in unrealized appreciation/ depreciation	(63,226)	140,981	(151,620)	67,478

Increase (decrease) in net assets from operations	73,862	120,755	(46,647)	235,925

Contract Owner Transactions:
Purchase payments received	19,450	17,357	29,728	29,405
Transfers between Sub-Accounts
(including the Fixed Account), net	10,730	(20,297)	(4,812)	(150)
Withdrawals, surrenders, annuitizations and contract charges	(215,477)	(29,977)	(54,800)	(187,546)
Mortality and expense risk charges	(528)	(552)	—	—
Charges for life insurance protection and monthly administration charge	(16,474)	(15,011)	(33,390)	(31,440)

Net increase (decrease) from contract owner transactions	(202,299)	(48,480)	(63,274)	(189,731)

Total increase (decrease) in net assets	(128,437)	72,275	(109,921)	46,194
Net assets at beginning of year	405,608	333,333	979,705	933,511

Net assets at end of year	$277,171	$405,608	$869,784	$979,705

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	O19 Sub-Account		O20 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$—	$9	$675	$477
Net realized gains (losses)	9,560	8,191	7,265	1,236
Net change in unrealized appreciation/ depreciation	(13,519)	14,987	(19,995)	19,976

Increase (decrease) in net assets from operations	(3,959)	23,187	(12,055)	21,689

Contract Owner Transactions:
Purchase payments received	3,116	6,933	2,637	2,326
Transfers between Sub-Accounts (including the Fixed Account), net	(136)	(1,433)	7,080	10,187
Withdrawals, surrenders, annuitizations and contract charges	(21,968)	(385)	(1,809)	(16,796)
Mortality and expense risk charges	(131)	(151)	(28)	(25)
Charges for life insurance protection and monthly administration charge	(1,185)	(4,316)	(963)	(905)

Net increase (decrease) from contract owner transactions	(20,304)	648	6,917	(5,213)

Total increase (decrease) in net assets	(24,263)	23,835	(5,138)	16,476
Net assets at beginning of year	107,561	83,726	82,487	66,011

Net assets at end of year	$83,298	$107,561	$77,349	$82,487

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	O21 Sub-Account		P10 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$1,441	$1,527	$7,029	$38,447
Net realized gains (losses)	15,977	5,623	(48,829)	(70,697)
Net change in unrealized appreciation/ depreciation	(30,329)	15,150	(4,304)	39,007

Increase (decrease) in net assets from operations	(12,911)	22,300	(46,104)	6,757

Contract Owner Transactions:
Purchase payments received	8,298	7,141	25,680	28,865
Transfers between Sub-Accounts (including the Fixed Account), net	92	(4,183)	(30,035)	(44,153)
Withdrawals, surrenders, annuitizations and contract charges	(1,213)	(550)	(2,629)	(15,004)
Mortality and expense risk charges	(158)	(242)	(476)	(494)
Charges for life insurance protection and monthly administration charge	(2,929)	(3,045)	(19,822)	(18,682)

Net increase (decrease) from contract owner transactions	4,090	(879)	(27,282)	(49,468)

Total increase (decrease) in net assets	(8,821)	21,421	(73,386)	(42,711)
Net assets at beginning of year	156,240	134,819	358,560	401,271

Net assets at end of year	$147,419	$156,240	$285,174	$358,560

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	PK8 Sub-Account		PK9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$157,573	$207,414	$1,196	$1,402
Net realized gains (losses)	(92,888)	(2,127)	5,714	124
Net change in unrealized appreciation/ depreciation	(271,079)	173,765	(10,752)	6,432

Increase (decrease) in net assets from operations	(206,394)	379,052	(3,842)	7,958
Contract Owner Transactions:
Purchase payments received	161,709	181,211	4,272	8,253
Transfers between Sub-Accounts (including the Fixed Account), net	(533,948)	84,385	674	479
Withdrawals, surrenders, annuitizations and contract charges	(463,465)	(191,864)	(25)	(23)
Mortality and expense risk charges	(2,266)	(2,176)	(98)	(88)
Charges for life insurance protection and monthly administration charge	(149,366)	(149,075)	(1,770)	(1,584)

Net increase (decrease) from contract owner transactions	(987,336)	(77,519)	3,053	7,037

Total increase (decrease) in net assets	(1,193,730)	301,533	(789)	14,995
Net assets at beginning of year	4,312,934	4,011,401	69,045	54,050

Net assets at end of year	$3,119,204	$4,312,934	$68,256	$69,045

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	P06 Sub-Account		P07 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$40,187	$43,712	$200,327	$170,731
Net realized gains (losses)	(63,917)	(91,855)	(10,316)	(43,504)
Net change in unrealized appreciation/ depreciation	(9,988)	115,796	(242,560)	277,288

Increase (decrease) in net assets from operations	(33,718)	67,653	(52,549)	404,515

Contract Owner Transactions:
Purchase payments received	89,415	95,720	545,392	459,970
Transfers between Sub-Accounts (including the Fixed Account), net	(128,206)	(41,358)	128,862	(165,868)
Withdrawals, surrenders, annuitizations and contract charges	(86,702)	(348,105)	(1,018,013)	(585,057)
Mortality and expense risk charges	—	—	(15)	(46)
Charges for life insurance protection and monthly administration charge	(99,779)	(110,300)	(574,144)	(545,867)

Net increase (decrease) from contract owner transactions	(225,272)	(404,043)	(917,918)	(836,868)

Total increase (decrease) in net assets	(258,990)	(336,390)	(970,467)	(432,353)
Net assets at beginning of year	1,748,671	2,085,061	8,253,935	8,686,288

Net assets at end of year	$1,489,681	$1,748,671	$7,283,468	$8,253,935

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	307 Sub-Account		W42 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$—	$—	$411	$—
Net realized gains (losses)	723,650	469,896	95,527	54,059
Net change in unrealized appreciation/ depreciation	(580,147)	1,325,693	(101,256)	8,095

Increase (decrease) in net assets from operations	143,503	1,795,589	(5,318)	62,154

Contract Owner Transactions:
Purchase payments received	194,375	183,388	6,265	6,260
Transfers between Sub-Accounts (including the Fixed Account), net	277,558	(64,392)	(1,336)	(4,014)
Withdrawals, surrenders, annuitizations and contract charges	(266,435)	(271,057)	(859)	(383)
Mortality and expense risk charges	—	—	(672)	(655)
Charges for life insurance protection and monthly administration charge	(274,268)	(219,728)	(3,990)	(3,840)

Net increase (decrease) from contract owner transactions	(68,770)	(371,789)	(592)	(2,632)

Total increase (decrease) in net assets	74,733	1,423,800	(5,910)	59,522
Net assets at beginning of year	6,582,648	5,158,848	378,750	319,228

Net assets at end of year	$6,657,381	$6,582,648	$372,840	$378,750

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2018

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account I (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on August 25, 1999 as a funding vehicle for the variable portion of Futurity Variable Universal Life (“VUL”) contracts, Futurity Protector VUL contracts, Futurity Protector II VUL contracts, Futurity Accumulator VUL contracts, Futurity Accumulator II VUL contracts, Futurity Survivorship VUL contracts, Futurity Survivorship II VUL contracts, Executive VUL contracts, Prime VUL contracts, Protector VUL contracts, Prime Survivorship VUL contracts and certain other individual variable universal life insurance contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub- Account	Previous Name	Effective Date
G33	Goldman Sachs VIT Strategic International Fund (I Shares)	April 23, 2018
D55	Deutsche Small Cap Index VIP - Class B	July 2, 2018
S61	Deutsche Small Mid Cap Value VIP - Class A	July 2, 2018

There were no Sub-Accounts held by the contract owners of the Variable Account that closed or were part of a fund merger during the current year.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to sub-accounts held by the contract owners of the Variable Account (if commenced within the past five years), is as follows:

Sub-Account	Effective Date
C60	April 29, 2016
M44, M40, M08	August 11, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2018. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the “Transfer between Sub-Accounts (including the Fixed Account), net” line on the Statements of Changes in Net Assets.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is the fair value measurements of investments. Actual results could vary from the amounts derived from management’s estimates.

Subsequent events

Management has evaluated events subsequent to December 31, 2018 noting there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2018, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2018. There were no transfers between levels during the year ended December 31, 2018.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

4. RELATED-PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

Charges related to contracts sold to persons who are officers, directors, or employees of the Sponsor or an affiliate of the Sponsor may be waived.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the contract’s account value, through the redemption of fund units for the mortality and expense risks assumed by the Sponsor. For the Executive Product this charge is deducted daily over the duration of the policy, and is guaranteed not to exceed an annual rate of 0.60% of the Variable Account assets. For the Single Life (Futurity VUL, Protector VUL, Protector II VUL, Accumulator VUL, Accumulator II VUL, Prime VUL and Protector VUL) and Survivorship Products (Survivorship VUL, Survivorship II VUL and Prime Survivorship VUL) the charge is deducted monthly with the maximum deduction not exceeding an annual rate of 0.75% of the Variable Account assets over a range of five to 15 policy years, depending on the product purchased. Thereafter, the effective annual rates range from 0.10% to 0.20% for the Single Life Products, and 0.20% to 0.36% for the Survivorship Products. These charges are reflected in the Statements of Changes in Net Assets.

Administration charges

An account administration fee (“Account Fee”) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses and issuances costs. For the Executive Product, the monthly expense charge of $5 to $10 is deducted over the duration of the policy, combined with a monthly charge based on the specified face amount of the policy. The monthly charge for the Single Life Products ranges from $8 to $10 for all policy years, combined with a monthly face amount charge for the first 5 to 20 policy years following policy issue, or each specified face amount increase, depending on the product purchased. For the Futurity Survivorship II Product, the monthly expense charge is deducted for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. For the Prime Survivorship Product, the monthly expense charge is $10 for all policy years, combined with a monthly face amount charge for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. The Account Fee is reflected in the Statements of Changes in Net Assets as part of “Charges for life insurance protection and monthly administration charge”.

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. For the Executive Product the charge on premiums up to and including the premium amount used to determine commission payments to Selling Broker-Dealers (“Target Premium”) will not exceed 35% in Policy Year 1, 12% in Policy Years 2-10 and 5% thereafter. The charge on premium in excess of Target Premium will not exceed 5%. The current charge for the Single Life Products can range from 5.25% to 15.00% of premium payments, depending on the product and riders purchased. For the Futurity Survivorship and Futurity Survivorship II Product, the charge is 6% of premiums, and is guaranteed not to exceed 8%. For the Prime Survivorship Product, the charge is 18.50% of premiums, and is guaranteed not to exceed 25%.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the applicable Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables. These charges are reported in the Statements of Changes in Net Assets as part of “Charges for life insurance protection and monthly administration charge”.

Surrender charges

A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase. The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Futurity Survivorship Product, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Single Life Products, depending on the product purchased, the surrender charge can apply to the first 9 to 15 policy years following the date of policy issue, or the respective policy years from the effective date of each specified face amount increase. The Executive Product and Prime Survivorship Product do not currently impose such surrender charges. Surrender charges when deducted are retained by the Sponsor. These charges are reflected as part of “Withdrawals, surrenders, annuitizations and contract charges” in the Statements of Changes in Net Assets.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the premium payment.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2018 were as follows:

	Purchases	Sales
AL1	$19,703	$6,627
A70	427	3,460
A71	829,054	578,304
A98	28,083	5,276
A55	12,736	7,150
A54	174,965	138,132
A51	613,808	69,526
308	157,349	56,296
301	21,007	14,080
304	52,719	44,164
309	51,399	32,786
306	31,303	123,574
303	174,527	50,993
302	73,966	10,563
305	30,099	2,453
300	468,028	57,398
B18	292,509	604,724
C60	21,619	180,159
D37	454,983	343,024
D55	408,336	314,987
S61	571,549	851,828
D18	742,028	674,574
FD7	495,584	209,532

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
F24	$264,260	$608,542
F29	866,191	1,501,807
F15	19,245	344,603
F14	5,504	2,303
F21	969,287	608,533
F26	809,460	3,537,276
FM7	1,602,913	1,872,636
F41	259,303	446,965
FM8	2,322,901	1,053,990
F23	299,194	377,733
FE3	300,909	1,098,988
T20	670,181	1,084,328
FE6	8,633	134,033
F56	241,598	99,500
F59	53,269	27,063
F54	110,181	125,531
F53	308,698	121,955
T28	51,822	310,193
T29	1	6
G30	32,893	149,202
G32	43,766	48,201
521	41,977	46,487
G33	73,237	101,535
G31	932,611	341,016
V15	91,214	106,482
V35	48,604	31,656
V13	61,590	24,145
A39	112,004	49,364
V11	65,496	33,932
IB1	209,926	553,359
A21	670,623	3,272,421
I84	26,462	56,988
I76	13,853	32,522
MB0	154,582	112,506
MB1	55,679	345,748
MB5	133,465	372,851
MA9	70,634	27,854
MD8	10,449,100	797,234
M07	290,461	342,094
M35	38,255	8,251
M31	657,460	1,739,717
MF1	1,536,679	2,166,403
M05	1,048,550	2,084,054

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
M06	$692,788	$1,630,728
M33	711,222	710,234
M44	244,432	147,241
M40	19,906	27,870
M83	1,232,888	1,602,623
M08	208,205	704,535
MB6	249,586	160,137
MA0	235,957	93,702
MA1	536,055	1,358,383
M92	15,830	31,380
M96	384,410	462,156
MD2	67,856	34,744
MA6	602,550	1,410,358
M97	500,464	222,559
MD5	138,609	237,755
MD6	436,498	652,520
ME3	22,679	635,593
MB8	1,922,043	2,128,035
MF4	197,411	272,694
MF6	481,985	368,486
MF8	468,444	300,139
MG0	58,078	177,772
MF2	832,641	1,007,072
MG3	737,187	1,809,152
MG5	589,215	718,986
ME0	891,047	692,371
V43	147,736	248,317
O01	103,687	87,089
O19	11,408	24,563
O20	17,161	3,275
O21	24,815	5,246
P10	42,269	62,523
PK8	348,035	1,177,798
PK9	11,684	1,889
P06	277,164	462,248
P07	861,786	1,487,941
307	938,128	788,904
W42	102,864	7,609

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2018 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL1	566	319	248
A70	953	1,180	(227)
A71	16,446	29,100	(12,654)
A98	4,991	2,343	2,648
A55	170	298	(128)
A54	10,215	13,025	(2,811)
A51	31,557	17,540	14,018
308	1,146	2,183	(1,037)
301	811	835	(24)
304	164	1,248	(1,084)
309	572	1,243	(671)
306	391	4,823	(4,432)
303	958	1,230	(272)
302	500	357	143
305	796	159	637
300	11,377	3,055	8,322
B18	16,337	38,704	(22,367)
C60	15,184	26,479	(11,295)
D37	17,585	23,892	(6,307)
D55	1,627	7,398	(5,771)
S61	24,726	47,826	(23,100)
D18	19,487	32,244	(12,757)
FD7	17,064	7,999	9,065
F24	14,164	38,924	(24,760)
F29	9,528	45,718	(36,189)
F15	656	21,621	(20,966)
F14	228	170	58
F21	23,720	26,483	(2,763)
F26	45,120	176,521	(131,402)
FM7	96,086	120,970	(24,885)
F41	6,925	25,004	(18,079)
FM8	558,815	463,392	95,424
F23	27,314	35,322	(8,007)
FE3	26,536	84,460	(57,925)
T20	25,753	45,590	(19,837)
FE6	5	6,173	(6,168)
F56	5,797	7,052	(1,254)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
F59	2,116	2,127	(11)
F54	7,414	12,650	(5,236)
F53	12,311	13,876	(1,565)
T28	4,389	21,836	(17,446)
G30	1,091	6,179	(5,088)
G32	40,495	41,889	(1,394)
521	834	1,718	(884)
G33	2,134	7,798	(5,664)
G31	8,969	15,767	(6,798)
V15	3,826	7,504	(3,678)
V35	20,820	21,685	(865)
V13	2,298	2,479	(181)
A39	2,232	2,859	(627)
V11	1,873	2,297	(424)
IB1	3,928	20,568	(16,640)
A21	38,237	206,808	(168,571)
I84	8,019	10,785	(2,767)
I76	222	1,734	(1,512)
MB0	5,659	8,782	(3,123)
MB1	16,947	45,280	(28,333)
MB5	6,070	19,683	(13,613)
MA9	5,811	5,816	(5)
MD8	1,043,396	96,707	946,689
M07	11,323	30,687	(19,364)
M35	1,545	688	857
M31	25,068	79,103	(54,035)
MF1	38,402	109,077	(70,675)
M05	80,237	162,694	(82,457)
M06	67,598	169,127	(101,528)
M33	17,778	46,447	(28,669)
M44	22,851	17,333	5,517
M40	4,750	5,719	(969)
M83	48,727	94,517	(45,790)
M08	8,507	55,078	(46,571)
MB6	6,474	10,779	(4,305)
MA0	19,821	14,664	5,157
MA1	22,436	108,734	(86,298)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M96	27,079	36,272	(9,193)
MD2	12,114	10,519	1,595
MA6	56,953	119,192	(62,239)
M97	17,518	11,992	5,525
MD5	5,623	12,735	(7,112)
MD6	28,019	42,111	(14,092)
ME3	8,262	62,944	(54,683)
MB8	57,323	94,904	(37,582)
MF4	5,589	17,462	(11,874)
MF6	18,809	19,393	(584)
MF8	13,310	17,951	(4,642)
MG0	4,791	14,919	(10,128)
MF2	114,088	137,528	(23,440)
MG3	59,690	121,279	(61,589)
MG5	10,791	33,603	(22,813)
ME0	61,256	63,160	(1,904)
V43	25,289	30,494	(5,204)
O01	3,285	5,374	(2,088)
O19	169	1,241	(1,072)
O20	772	409	363
O21	968	757	211
P10	8,513	12,830	(4,318)
PK8	41,797	91,805	(50,008)
PK9	406	153	254
P06	16,798	28,163	(11,365)
P07	62,909	110,183	(47,273)
307	22,021	23,259	(1,238)
W42	6,128	6,144	(16)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2017 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL1	1,328	1,148	180
A70	1,273	1,080	193
A71	12,714	24,344	(11,630)
A98	3,322	3,065	257
A55	331	186	145
A54	7,823	8,309	(487)
A51	7,829	8,191	(362)
308	11,136	5,468	5,668
301	1,078	48,791	(47,713)
304	8,026	6,230	1,796
309	612	2,892	(2,280)
306	259	5,181	(4,922)
303	10,074	9,302	772
302	462	3,324	(2,862)
305	588	8,945	(8,357)
300	23,747	7,874	15,873
B18	11,769	47,255	(35,486)
C60	6,912	8,905	(1,993)
D37	6,983	1,873	5,109
D55	39,590	17,576	22,014
S61	11,091	10,308	783
D18	5,694	23,325	(17,631)
FD7	7,427	8,035	(608)
F24	5,055	22,782	(17,728)
F29	10,597	22,547	(11,950)
F15	3,147	1,775	1,372
F14	1,652	5,903	(4,252)
F21	5,388	14,624	(9,237)
F26	76,813	47,045	29,768
FM7	71,261	382,199	(310,937)
F41	27,182	18,286	8,896
FM8	84,002	157,758	(73,756)
F23	21,758	81,917	(60,159)
FE3	33,395	21,084	12,311
T20	13,867	24,520	(10,654)
FE6	647	97	549
F56	3,811	6,027	(2,216)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
F59	2,298	6,912	(4,614)
F54	2,661	18,872	(16,211)
F53	9,816	42,619	(32,803)
T28	15,728	33,767	(18,039)
G30	510	460	50
G32	9,920	11,284	(1,364)
521	393	1,247	(855)
G33	2,602	4,715	(2,112)
G31	11,021	18,289	(7,268)
V15	6,294	7,757	(1,463)
V35	2,595	29,560	(26,965)
V13	4,208	2,158	2,051
A39	4,952	14,562	(9,610)
V11	10,666	4,581	6,085
IB1	10,995	18,145	(7,150)
A21	29,048	142,443	(113,395)
I84	296	646	(350)
I76	26	331	(305)
MB0	4,387	6,663	(2,276)
MB1	15,110	15,345	(235)
MB5	6,226	10,933	(4,707)
MA9	7,275	9,462	(2,187)
MD8	135,330	288,900	(153,570)
M07	15,812	41,470	(25,659)
M35	1,341	2,947	(1,605)
M31	35,071	74,341	(39,271)
MF1	40,562	65,238	(24,677)
M05	57,420	49,598	7,823
M06	56,384	156,793	(100,409)
M33	17,003	47,363	(30,360)
M44	9,922	15,271	(5,349)
M40	3,093	5,551	(2,458)
M83	28,578	81,117	(52,538)
M08	6,766	132,949	(126,183)
MB6	4,563	23,730	(19,167)
MA0	29,367	5,257	24,110
MA1	85,328	33,251	52,077
M92	15,334	1,297	14,036

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M96	10,213	20,050	(9,838)
MD2	4,341	1,780	2,562
MA6	57,614	39,940	17,673
M97	5,796	8,943	(3,147)
MD5	7,707	3,753	3,954
MD6	7,540	17,715	(10,176)
ME3	54,999	1,846	53,153
MB8	18,336	32,015	(13,679)
MF4	7,338	17,540	(10,202)
MF6	11,560	26,774	(15,213)
MF8	27,754	12,119	15,635
MG0	6,205	35,773	(29,568)
MF2	38,529	133,151	(94,622)
MG3	35,037	48,190	(13,152)
MG5	17,452	28,432	(10,980)
ME0	3,502	6,151	(2,649)
V43	699	2,595	(1,896)
O01	3,009	10,484	(7,475)
O19	871	778	93
O20	803	1,202	(399)
O21	628	678	(51)
P10	8,752	17,131	(8,379)
PK8	20,461	17,359	3,102
PK9	733	141	592
P06	13,517	35,830	(22,313)
P07	43,972	84,509	(40,537)
307	13,967	24,812	(10,845)
W42	499	632	(133)

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,			For the years ended December 31,
	Units	Unit Value[4,5]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
AL1
2018	4,101	$19.5710	$80,249	1.74%	—%	(6.41%)
2017	3,853	20.9113	80,570	1.87	—	15.62
2016	1,845	18.0860	33,367	0.20	—	4.44
2015	17,574	17.3166	304,321	2.00	—	1.29
2014	17,874	17.0954	305,568	2.41	—	7.11
A70
2018	5,622	12.0539	67,771	—	—	(9.98)
2017	5,849	13.3906	78,326	0.29	—	36.30
2016	5,656	9.8246	55,569	—	—	0.88
2015	4,911	9.9114	48,672	—	—	2.65
2014	7,038	9.6557	67,955	—	—	4.81
A71
2018	165,426	24.5080	4,054,247	0.75	—	(5.84)
2017	178,080	26.0292	4,635,279	1.24	—	18.60
2016	189,710	21.9478	4,163,713	0.96	—	11.07
2015	165,644	19.7603	3,273,136	1.19	—	1.43
2014	174,347	19.4824	3,394,061	1.09	—	9.29
A98
2018	26,043	6.4637	168,337	1.15	—	(22.98)
2017	23,396	8.3919	196,331	2.03	—	25.09
2016	15,606	6.7085	104,690	0.75	—	(0.80)
2015	20,984	6.7625	140,549	2.28	—	2.40
2014	20,580	6.6039	135,909	3.51	—	(6.46)
A55
2018	5,300	25.2288 to 19.3068	111,922	1.68	— to 0.50	(4.61) to (5.09)
2017	5,428	22.1912 to 20.3418	120,614	1.54	— to 0.50	21.32 to 20.72
2016	5,284	18.2914 to 16.8505	96,869	1.80	— to 0.50	9.70 to 10.24
2015	5,586	16.5920 to 15.3612	92,974	1.71	— to 0.50	0.47 to 0.98
2014	5,774	19.7406 to 15.2886	95,368	2.19	— to 0.50	11.96 to 12.52
A54
2018	27,912	28.2364	788,123	—	—	(7.44)
2017	30,722	30.5076	937,260	—	—	29.79
2016	31,209	23.5053	733,573	—	—	0.97
2015	31,736	23.2786	739,209	—	—	(1.56)
2014	33,345	23.6485	788,547	—	—	8.01
A51
2018	14,913	32.0774 to 24.3143	475,132	—	— to 0.20	1.44 to 1.23
2017	895	31.6233 to 24.0183	24,049	—	— to 0.20	28.73 to 28.48
2016	1,257	24.5653 to 18.6949	27,502	—	— to 0.20	6.03 to 6.24
2015	1,286	23.1228 to 17.6322	26,355	—	— to 0.20	(3.51) to (3.32)
2014	630	23.9163 to 18.2737	11,522	—	— to 0.20	0.24 to 1.43

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4,5]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
308
2018	46,038	$26.5109	$1,220,508	1.93%	—	(8.66%)
2017	47,075	29.0233	1,366,271	1.95	—	17.04
2016	41,407	13.4854	1,026,809	10.34	—	18.70
2015	31,302	20.8912	653,941	1.97	—	(2.93)
2014	29,064	21.5218	625,509	3.17	—	15.36
301
2018	20,068	14.2886	286,744	2.47	—	(0.71)
2017	20,092	14.3912	289,144	1.28	—	3.66
2016	67,805	13.8825	941,295	2.08	—	2.94
2015	19,181	13.4854	258,665	1.86	—	0.27
2014	19,978	13.4486	268,670	2.08	—	5.28
304
2018	17,576	26.7964	470,961	0.67	—	(9.04)
2017	18,660	29.4604	549,727	0.59	—	31.47
2016	16,864	22.4087	377,907	8.75	—	0.62
2015	17,351	22.2704	386,407	0.59	—	6.94
2014	55,973	20.8258	1,165,671	1.17	—	2.31
309
2018	15,080	24.0807	363,128	1.62	—	(9.63)
2017	15,751	26.6463	419,716	2.14	—	26.06
2016	18,031	21.1370	381,131	1.84	—	7.35
2015	18,492	19.6907	364,120	1.09	—	(1.34)
2014	53,610	19.9584	1,069,971	3.55	—	5.64
306
2018	17,226	22.4810	387,256	0.08	—	(10.55)
2017	21,658	25.1316	544,307	0.44	—	25.89
2016	26,580	19.9627	530,607	18.19	—	2.10
2015	26,904	19.5524	526,030	0.00	—	0.27
2014	29,801	19.5004	581,131	0.13	—	2.12
303
2018	35,649	33.1474	1,181,692	0.44	—	(0.25)
2017	35,921	33.2295	1,193,661	0.49	—	28.29
2016	35,149	25.9017	910,435	9.54	—	9.49
2015	34,299	23.6573	811,433	0.54	—	6.86
2014	52,012	22.1390	1,151,499	0.81	—	8.51
302
2018	22,768	29.2199	665,227	1.44	—	(1.79)
2017	22,625	29.7514	673,086	1.40	—	22.38
2016	25,487	24.3104	619,550	12.80	—	11.52
2015	58,731	21.7990	1,280,249	2.24	—	1.45
2014	22,297	21.4864	479,050	1.34	—	10.63

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4,5]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
305
2018	11,658	$19.7680	$230,465	6.31%	—	(2.34%)
2017	11,021	20.2418	223,086	6.22	—	6.89
2016	19,378	18.9374	366,971	6.24	—	17.69
2015	19,027	16.0904	306,147	2.52	—	(7.30)
2014	112,910	17.3571	1,959,782	5.04	—	0.63
300
2018	186,129	18.6623	3,473,598	1.74	—	(13.13)
2017	177,807	21.4836	3,819,934	1.37	—	32.14
2016	161,932	16.2577	2,632,669	9.87	—	3.53
2015	182,134	15.7031	2,860,101	1.54	—	(4.53)
2014	178,502	16.4475	2,935,907	2.43	—	(2.65)
B18
2018	95,200	17.3005 to 16.4396	1,646,155	0.79	— to 0.50	(7.58) to (8.04)
2017	117,566	18.7191 to 17.8771	2,199,314	1.24	— to 0.50	13.71 to 13.14
2016	98,197	16.4625 to 15.8003	1,615,453	1.15	— to 0.50	3.29 to 3.80
2015	176,295	15.8591 to 15.2971	2,794,838	1.02	— to 0.50	(1.49) to (1.00)
2014	212,033	16.0194 to 15.5289	3,395,094	2.34	— to 0.50	1.43 to 1.93
C60
2018	44,387	12.9286	573,856	—	—	(4.14)
2017	55,681	13.4865	750,942	—	—	27.84
2016	57,674	10.5496	608,442	—	—	5.50
C62[6]
2016	—	11.6050	—	—	—	(6.46)
2015	46,492	12.4062	576,861	—	—	1.26
2014	59,105	12.2519	724,134	—	—	8.82
D37
2018	21,762	41.8215	910,127	0.20	—	(12.12)
2017	28,070	47.5879	1,335,775	0.28	—	18.65
2016	22,960	40.1092	920,918	0.23	—	8.29
2015	22,979	37.0374	851,050	0.32	—	7.54
2014	21,646	34.4409	741,320	0.08	—	3.15
D55
2018	107,976	42.0782 to 18.7335	4,166,204	0.75	—	(11.42)
2017	113,747	47.5035 to 21.1488	4,978,871	0.74	—	14.03
2016	73,754	41.6580	3,072,494	0.83	—	20.71
2015	98,111	34.5119	3,012,936	0.77	—	(4.85)
2014	108,164	36.2728 to 16.1489	3,544,464	0.71	—	4.47
S61
2018	68,587	29.8862	2,049,818	1.07	—	(16.01)
2017	91,687	35.5848	3,262,670	0.73	—	10.52
2016	90,904	32.1967	2,926,815	0.59	—	16.89
2015	96,043	27.5450	2,645,503	0.32	—	(1.91)
2014	103,309	28.0815	2,895,668	0.81	—	5.53

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4,5]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
D18
2018	109,014	$29.6208 to $27.5673	$3,222,768	0.66%	—% to 0.50%	(15.49%) to (15.91%)
2017	121,771	35.0494 to 32.7837	4,259,972	1.06	— to 0.50	15.38 to 14.80
2016	139,403	30.3783 to 28.5561	4,227,878	1.05	— to 0.50	14.90 to 15.47
2015	146,790	26.3087 to 24.8539	3,854,846	0.61	— to 0.50	(2.77) to (2.29)
2014	158,162	26.9245 to 25.5628	4,251,391	0.97	— to 0.50	11.53 to 12.09
FD7
2018	32,841	24.9314 to 23.6908	815,805	1.27	— to 0.50	(4.44) to (4.92)
2017	23,776	26.0900 to 24.9164	617,389	1.42	— to 0.50	16.12 to 15.54
2016	18,749	22.4690 to 21.5652	418,215	1.25	— to 0.50	6.45 to 6.98
2015	20,931	21.0032 to 20.2589	438,509	1.50	— to 0.50	(0.14) to 0.36
2014	19,632	20.9278 to 20.2871	409,908	1.36	— to 0.50	9.47 to 10.02
F24
2018	70,525	18.0870	1,275,597	0.41	—	(6.64)
2017	95,285	19.3732	1,845,993	0.79	—	21.59
2016	56,981	15.9337	907,919	0.60	—	7.73
2015	124,634	14.7904	1,843,427	0.62	—	0.42
2014	216,027	14.7292	3,181,916	0.78	—	11.65
F29
2018	193,325	35.7254	6,906,633	0.58	—	(6.49)
2017	229,514	38.2035	8,768,239	0.91	—	21.76
2016	241,464	31.3756	7,576,119	0.73	—	7.91
2015	250,823	29.0752	7,292,511	0.92	—	0.56
2014	267,587	28.9139	7,728,962	0.87	—	11.82
F15
2018	4,804	15.0615	72,351	0.73	—	(6.08)
2017	25,770	16.0361	413,245	1.37	—	16.26
2016	2,759	13.7933	38,055	1.32	—	5.80
2015	24,440	13.0369	318,620	1.70	—	(0.46)
2014	27,439	13.0970	359,364	1.53	—	4.60
F14
2018	3,660	15.3275	56,099	1.17	—	(8.05)
2017	3,602	16.6702	60,047	0.98	—	20.69
2016	3,567	13.8120	49,265	1.23	—	6.37
2015	9,559	12.9844	124,115	1.53	—	(0.53)
2014	8,926	13.0535	116,523	1.37	—	4.74

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4,5]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
F21
2018	120,819	$24.3985	$2,947,807	0.14%	—%	(0.27%)
2017	123,582	24.4658	3,023,521	0.12	—	35.00
2016	132,818	18.1226	2,407,019	—	—	0.71
2015	138,468	17.9942	2,491,604	0.17	—	7.05
2014	153,358	16.8088	2,577,766	0.09	—	11.19
F26
2018	674,381	20.4025	13,759,013	1.46	—	(4.73)
2017	805,783	21.4155	17,256,166	1.66	—	21.41
2016	250,616	17.6396	4,420,761	1.34	—	11.58
2015	769,903	15.8087	12,171,160	1.78	—	1.08
2014	816,793	15.6394	12,774,138	1.58	—	13.29
FM7
2018	639,449	26.2558	16,788,104	1.78	—	(4.59)
2017	664,334	27.5176	18,280,858	1.62	—	21.59
2016	975,271	22.6318	22,072,135	1.42	—	11.75
2015	994,946	20.2527	20,150,326	1.86	—	1.24
2014	1,084,307	20.0055	21,686,974	1.70	—	13.46
F41
2018	88,820	17.5142	1,555,618	0.40	—	(14.77)
2017	106,899	20.5498	2,196,752	0.49	—	20.54
2016	40,953	17.0487	698,203	0.27	—	11.92
2015	103,400	15.2325	1,575,033	0.21	—	(1.63)
2014	160,356	15.4847	2,483,064	0.02	—	6.03
FM8
2018	383,139	12.7123	4,870,574	1.55	—	1.55
2017	287,716	12.5181	3,601,663	0.57	—	0.58
2016	361,472	12.4466	4,499,086	0.10	—	0.11
2015	298,591	12.4335	3,712,550	0.01	—	0.01
2014	334,465	12.4324	4,158,468	0.01	—	0.01
F23
2018	290,215	17.9607	5,212,455	1.47	—	(14.88)
2017	298,222	21.1014	6,292,906	1.32	—	30.10
2016	358,382	16.2191	5,812,626	1.38	—	(5.12)
2015	368,862	17.0946	6,304,807	1.24	—	3.49
2014	405,689	16.5180	6,705,214	1.17	—	(8.16)
FE3
2018	99,489	14.9651	1,488,859	1.60	—	(10.55)
2017	157,414	16.7301	2,633,524	1.09	—	14.57
2016	51,836	14.6019	756,907	0.44	—	5.17
2015	212,674	13.8841	2,951,472	0.90	—	1.84
2014	137,629	13.6330	1,876,277	2.76	—	(1.23)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4,5]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
T20
2018	162,559	$25.6830	$4,175,022	2.72%	—%	(15.44%)
2017	182,395	30.3730	5,539,898	2.58	—	16.69
2016	193,049	26.0283	5,024,763	1.91	—	7.18
2015	203,015	24.2858	4,930,166	3.04	—	(6.49)
2014	256,420	25.9718	6,665,744	1.90	—	(11.13)
FE6
2018	1,162	19.7482	22,951	3.73	—	(9.65)
2017	7,330	21.8571	160,221	2.63	—	11.98
2016	1,207	19.5191	23,570	2.87	—	13.18
2015	13,104	17.2460	225,991	2.91	—	(6.21)
2014	12,501	18.3885	229,865	2.75	—	2.85
F56
2018	57,411	26.6025 to 17.3652	1,506,177	1.99	to 0.20	(14.85) to (15.02)
2017	58,665	31.2415 to 20.4344	1,808,702	1.64	— to 0.20	18.50 to 18.26
2016	58,342	26.3642 to 17.2786	1,532,064	2.01	— to 0.20	9.40 to 9.62
2015	62,234	24.0506 to 16.2213	1,472,082	2.65	— to 0.20	(3.53) to (2.72)
2014	77,920	25.7188 to 16.8153	1,976,803	1.34	— to 0.20	(3.30) to (2.81)
F59
2018	32,253	16.1543	521,021	4.83	—	(4.30)
2017	32,264	16.8809	544,650	4.00	—	9.67
2016	11,984	15.3921	184,457	4.84	—	14.02
2015	38,787	13.4991	523,578	5.20	—	(7.05)
2014	56,196	14.5236	816,171	4.80	—	4.62
F54
2018	68,357	14.5028	991,370	2.41	—	(9.07)
2017	73,594	15.9487	1,173,729	2.10	—	8.35
2016	39,233	14.7200	577,502	2.17	—	16.06
2015	104,254	12.6833	1,322,316	3.16	—	(4.94)
2014	169,568	13.3419	2,262,365	2.04	—	7.12
F53
2018	64,596	19.4907	1,259,023	0.87	—	(12.88)
2017	66,161	22.3712	1,480,090	0.61	—	10.65
2016	51,407	20.2177	1,039,331	0.72	—	30.19
2015	82,051	15.5298	1,274,239	0.67	—	(7.39)
2014	102,105	16.7684	1,712,130	0.61	—	0.57
T28
2018	40,838	15.9105	649,748	2.74	—	(2.13)
2017	58,285	16.2576	947,567	3.06	—	4.56
2016	8,541	15.5488	132,800	3.45	—	7.94
2015	79,660	14.4052	1,147,509	6.85	—	(3.87)
2014	117,053	14.9849	1,754,026	5.79	—	1.86

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4,5]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
T29
2018	1	$13.2997	$18	4.76%	—%	0.34%
2017	2	13.2550	24	3.75	—	1.34
2016	2	13.0799	29	3.03	—	0.66
2015	3	12.9937	36	2.54	—	0.47
2014	3	12.9323	42	2.68	—	3.38
G30
2018	5,728	21.3153 to 20.6222	118,794	0.64	0.20 to 0.50	(8.64) to (8.91)
2017	10,817	22.5721 to 23.4011	249,076	1.73	0.20 to 0.50	9.64 to 9.31
2016	10,766	20.5882 to 21.4079	226,550	2.25	0.20 to 0.50	11.03 to 11.36
2015	10,672	18.4880 to 19.2816	201,844	1.45	0.20 to 0.50	(4.89) to (4.60)
2014	10,801	20.2725 to 19.3801	214,274	1.36	0.20 to 0.50	12.37 to 12.71
G32
2018	9,550	29.2887 to 27.2583	278,923	1.61	— to 0.50	(10.46) to (10.91)
2017	10,943	32.7096 to 30.5951	357,141	0.47	— to 0.50	11.07 to 10.52
2016	12,307	29.4499 to 27.6834	360,201	1.22	— to 0.50	12.97 to 13.53
2015	13,429	25.9401 to 24.5057	346,503	0.42	— to 0.50	(9.69) to (0.62)
2014	12,366	28.5815 to 27.1361	351,464	0.99	— to 0.50	13.01 to 13.57
521
2018	5,724	35.5279 to 34.1035	199,403	0.37	0.20 to 0.50	(8.80) to (9.08)
2017	6,608	38.9581 to 37.5088	252,318	0.54	0.20 to 0.50	11.34 to 11.01
2016	7,463	34.9891 to 33.7880	256,002	1.15	0.20 to 0.50	22.59 to 22.95
2015	8,050	28.4570 to 27.5622	225,426	0.27	0.20 to 0.50	(2.61) to (2.32)
2014	9,357	29.1332 to 28.3016	268,872	0.79	0.20 to 0.50	6.40 to 6.71
G33
2018	17,622	13.4806 to 11.4903	218,446	1.75	0.20 to 0.50	(16.45) to (16.70)
2017	23,286	16.1347 to 13.7939	342,549	1.89	0.20 to 0.50	26.35 to 25.98
2016	25,398	12.7698 to 10.9497	296,493	1.92	0.20 to 0.50	(3.21) to (2.92)
2015	28,320	13.1541 to 11.3130	345,518	1.66	0.20 to 0.50	0.55 to 0.85
2014	28,825	13.0428 to 11.2509	350,063	3.69	0.20 to 0.50	(8.00) to (7.73)
G31
2018	176,468	25.4152 to 22.0507	4,409,518	1.24	— to 0.50	(6.19) to (6.66)
2017	183,266	27.0932 to 23.6249	4,884,290	1.41	— to 0.50	24.07 to 23.45
2016	190,534	21.8376 to 19.1369	4,091,891	1.31	— to 0.50	10.18 to 10.73
2015	204,766	19.7211 to 17.3683	3,969,899	1.34	— to 0.50	(0.69) to (0.20)
2014	230,536	19.7598 to 17.4894	4,487,858	1.44	— to 0.50	15.79 to 16.37

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4,5]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
V15
2018	47,048	$ 19.5482 to $18.9078	$915,951	—	—% to 0.50%	(3.62%) to (4.11%)
2017	50,726	20.2832 to 19.7174	1,025,383	0.08	— to 0.50	27.34 to 26.71
2016	52,189	15.9283 to 15.5611	828,929	—	— to 0.50	1.76 to 2.27
2015	54,082	15.5751 to 15.2919	840,297	—	— to 0.50	4.48 to 5.01
2014	65,125	14.8325 to 14.6356	964,431	0.04	— to 0.50	7.90 to 8.44
V35
2018	8,694	23.3996	203,446	0.20	—	(12.87)
2017	9,560	26.8547	256,715	0.72	—	9.68
2016	30,785	24.4843	753,762	0.17	—	15.22
2015	14,549	22.5744 to 21.2504	309,181	0.01	—	(9.36) to (0.67)
2014	34,855	22.7266 to 23.4444	816,569	0.19	—	8.93 to 9.48
V13
2018	17,742	17.8190	316,153	1.46	—	(12.37)
2017	17,924	20.3335	364,442	2.12	—	17.57
2016	1,491	17.2941	25,786	1.38	—	16.99
2015	17,981	14.7829	265,819	0.99	—	(6.19)
2014	35,316	15.7591	556,543	0.88	—	9.10
A39
2018	54,960	20.6508 to 15.8584	939,358	0.90	— to 0.50	(9.39) to (9.85)
2017	55,587	22.7920 to 17.5908	1,052,110	0.98	— to 0.50	13.17 to 12.61
2016	33,256	20.1389 to 15.6206	579,293	0.77	— to 0.50	9.72 to 10.26
2015	65,764	18.2643 to 14.2372	997,877	1.14	— to 0.50	(6.24) to (5.77)
2014	71,296	19.3826 to 15.1845	1,145,452	0.85	— to 0.50	7.61 to 8.15
V11
2018	26,855	21.4019 to 21.3084	574,185	2.01	—	(9.73)
2017	27,279	23.7081 to 23.6045	646,054	1.31	—	10.78
2016	14,307	21.4013 to 21.3077	306,195	1.60	—	14.77 to 14.84
2015	20,468	18.6365	381,028	1.60	—	(2.59)
2014	53,589	19.1310 to 19.0474	1,023,616	1.99	—	8.77
IB1
2018	45,359	27.6931	1,256,120	1.99	—	(13.38)
2017	61,999	31.9713	1,982,178	1.52	—	14.32
2016	69,149	27.9669	1,933,879	1.15	—	19.69
2015	70,902	23.3652	1,656,629	2.92	—	(3.06)
2014	80,564	24.1033	1,941,655	1.71	—	10.28

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4,5]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
A21
2018	270,165	$23.6504 to $11.3785	$5,320,945	1.85%	—% to 0.50%	(14.98%) to (15.40%)
2017	438,736	27.8159 to 19.8967	9,289,424	1.47	— to 0.50	23.00 to 22.39
2016	552,131	22.6142 to 10.8800	6,418,027	1.41	— to 0.50	52.11
2015	442,455	22.7168 to 10.9294	7,748,444	1.58	— to 0.50	(2.34)
2014	439,102	23.2618 to 11.1915	7,353,127	1.69	— to 0.50	(0.17) to 0.33
I84
2018	10,011	17.2425	172,617	—	—	(5.58)
2017	12,778	18.2620	233,350	—	—	22.49
2016	13,128	14.9089	195,722	—	—	0.76
2015	13,720	14.7971	203,018	—	—	1.21
2014	14,017	14.6207	204,934	—	—	8.04
I76
2018	8,529	17.0852	145,714	—	—	(15.08)
2017	10,041	20.1191	202,013	—	—	14.06
2016	10,346	17.6397	182,505	—	—	12.06
2015	10,987	15.7407	172,949	—	—	(5.52)
2014	10,678	16.6601	177,904	—	—	2.36
MB0
2018	25,588	21.9939	562,772	0.29	—	(14.15)
2017	28,711	25.6187	735,534	—	—	19.02
2016	30,987	21.5250	666,987	—	—	21.06
2015	33,831	17.7804	602,082	—	—	(6.58)
2014	37,926	19.0329	721,855	—	—	12.42
MB1
2018	73,228	8.3629	612,403	1.24	—	(20.57)
2017	101,561	10.5284	1,069,281	1.67	—	24.05
2016	101,796	8.4873	863,972	1.22	—	0.05
2015	101,393	8.4917	861,130	1.57	—	(3.94)
2014	116,445	8.8401	1,029,389	1.96	—	(7.06)
MB5
2018	39,074	22.0541	861,750	—	—	(4.95)
2017	52,687	23.2030	1,222,509	—	—	38.97
2016	57,394	16.6958	958,244	—	—	(2.32)
2015	60,524	17.0928	1,035,410	0.03	—	7.70
2014	75,173	15.8702	1,193,017	0.04	—	10.21

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4,5]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
MA9
2018	27,020	$16.3026	$440,502	1.48%	—%	(12.07%)
2017	27,025	18.5401	501,055	1.45	—	14.99
2016	29,212	16.1227	470,982	1.84	—	9.64
2015	34,187	14.7052	503,104	1.27	—	(0.66)
2014	42,876	14.8025	634,667	1.17	—	9.68
MD8
2018	1,261,096	10.1569 to 9.8518	12,794,752	1.38	— to 0.50	1.26 to 0.75
2017	314,408	10.0305 to 9.7781	3,142,887	0.28	— to 0.50	0.30 to (0.20)
2016	235,617	10.0009	2,340,866	0.01	—	(0.49)
2015	956,937	10.0000	9,557,411	—	—	(0.50)
2014	616,930	10.0000	6,161,030	—	—	(0.50)
M07
2018	217,800	13.4274 to 13.0721	2,915,170	2.22	— to 0.50	(5.61) to (6.08)
2017	237,164	14.2257 to 13.9189	3,365,739	2.34	— to 0.50	12.30 to 11.74
2016	262,823	12.6677 to 12.4563	3,323,402	2.89	— to 0.50	8.55 to 9.09
2015	266,945	11.6117 to 11.4749	3,096,231	2.57	— to 0.50	(0.87) to (0.37)
2014	293,838	11.6549 to 11.5751	3,422,281	1.84	— to 0.50	7.96 to 8.50
M35
2018	19,804	13.2916	263,224	2.01	—	(5.87)
2017	18,947	14.1206	267,535	2.06	—	12.02
2016	5,642	12.6049	71,116	2.44	—	8.82
2015	19,680	11.5838	227,973	2.33	—	(0.58)
2014	21,393	11.6513	249,255	1.70	—	8.24
M31
2018	108,721	22.9514 to 22.1064	2,477,160	0.10	— to 0.50	2.67 to 2.16
2017	162,756	22.3547 to 21.6400	3,600,597	0.11	— to 0.50	31.40 to 30.75
2016	87,029	17.0122 to 16.5503	1,472,015	0.05	—	1.93 to 2.44
2015	63,308	16.6065 to 16.2362	1,035,790	0.15	—	7.02 to 7.56
2014	34,980	15.4394 to 15.1084	535,047	0.10	—	8.40 to 8.94
MF1
2018	237,803	22.0622 to 21.3997	5,215,667	—	— to 0.50	1.24 to 0.73
2017	308,479	21.7930 to 21.2449	6,677,738	0.13	— to 0.50	27.00 to 26.37
2016	244,572	17.1604 to 16.7868	4,190,031	—	— to 0.50	4.73 to 4.91
2015	295,385	16.3572 to 16.0011	4,811,210	—	— to 0.50	4.61
2014	308,606	15.6361 to 15.2956	4,806,727	—	— to 0.50	8.32 to 8.86
M05
2018	137,257	18.5754 to 18.0175	2,538,942	—	— to 0.50	(1.48) to (1.97)
2017	219,714	18.8535 to 18.3793	4,131,211	—	— to 0.50	26.65 to 26.03
2016	182,236	14.8857 to 14.5617	2,710,753	—	— to 0.50	8.85
2015	221,307	13.6502 to 13.3531	3,010,807	—	— to 0.50	(1.89)
2014	232,383	13.9125 to 13.6097	3,225,277	—	— to 0.50	(7.72) to (7.26)
M06
2018	512,248	11.2892 to 10.9501	5,759,417	3.26	— to 0.50	(1.09) to (1.58)
2017	613,776	11.4131 to 11.1260	6,986,352	3.27	— to 0.50	4.46 to 3.94
2016	327,671	10.9262 to 10.7044	3,576,025	3.58	— to 0.50	3.72 to 4.23
2015	787,635	10.4824 to 10.3208	8,235,890	3.30	— to 0.50	(0.80)
2014	720,633	10.5142 to 10.4039	7,561,193	2.91	— to 0.50	5.32

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4,5]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
M33
2018	222,253	$19.4665 to $19.0788	$4,323,615	0.70%	—%	(4.37%)
2017	250,922	20.3558 to 19.9504	5,104,560	1.37	—	23.37
2016	272,798	16.5001 to 16.1714	4,501,183	0.78	—	8.56 to 8.74
2015	295,028	15.1745	4,473,364	0.74	—	0.80
2014	307,988	14.7536 to 15.0534	4,653,169	0.80	—	10.20
M44
2018	187,210	11.3872 to 11.1400	2,128,797	1.09	— to 0.50	1.06 to 0.55
2017	181,693	11.2678 to 11.0786	2,044,893	4.31	— to 0.50	14.83 to 14.26
2016	187,042	9.8125 to 9.6958	1,833,660	3.81	— to 0.50	10.92 to 11.47
2015	194,936	8.7414 to 8.8027	1,714,954	4.13	— to 0.50	(14.94) to (14.52)
2014	202,807	10.2772 to 10.2978	2,087,874	2.05	— to 0.50	2.77 to 2.98
M40
2018	20,593	11.1308 to 11.0451	228,623	0.84	—	0.81
2017	21,563	11.0413 to 10.9563	237,470	4.11	—	14.49
2016	8,775	9.5694	83,968	3.71	—	11.24
2015	19,913	8.6029	172,120	3.63	—	(14.76)
2014	31,082	10.0922	314,950	1.98	—	0.92
M83
2018	327,468	18.5969 to 12.7663	6,000,850	1.58	— to 0.50	(10.09) to (10.54)
2017	373,258	20.6831 to 14.2697	7,631,247	1.83	— to 0.50	17.65 to 17.07
2016	358,463	17.5801 to 12.1893	6,257,344	2.09	— to 0.50	13.52 to 14.09
2015	383,986	10.7373 to 15.4091	5,874,963	2.31	— to 0.50	(1.23) to (0.74)
2014	415,479	10.8711 to 15.5235	6,382,397	1.91	— to 0.50	7.50 to 10.51
M08
2018	117,145	12.7909 to 12.7581	1,496,348	1.29	—	(10.36)
2017	163,716	14.2685 to 14.2319	2,332,728	1.81	—	17.35
2016	74,896	12.1592	910,673	2.08	—	13.78
2015	275,899	10.6870	2,943,176	2.04	—	(0.93)
2014	260,653	10.7601 to 10.7878	2,807,075	1.30	—	7.60 to 7.88
MB6
2018	73,200	25.7155 to 23.4390	1,846,637	1.38	— to 0.50	(7.74) to (8.20)
2017	77,504	27.8724 to 25.6183	2,119,720	1.45	— to 0.50	20.76 to 20.16
2016	96,672	23.0803 to 21.3194	2,194,513	1.44	— to 0.50	7.91 to 8.45
2015	100,599	21.2828 to 19.7570	2,102,376	1.57	— to 0.50	0.62 to 1.13
2014	114,804	21.0458 to 19.3366	2,374,899	1.66	— to 0.50	12.01 to 12.57
MA0
2018	83,931	16.8799	1,416,751	3.55	—	(3.31)
2017	78,774	17.4577	1,375,213	3.59	—	6.11
2016	21,395	16.4523	351,999	4.01	—	5.98
2015	51,795	15.5235	804,034	3.47	—	(0.58)
2014	58,786	15.6144	917,905	3.68	—	5.59

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4,5]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
MA1
2018	294,089	$8.5508	$2,514,709	0.12%	—%	(14.13%)
2017	380,387	9.9579	3,787,872	0.90	—	37.66
2016	78,605	7.2336	568,592	0.37	—	9.04
2015	337,021	6.6336	2,235,684	0.58	—	(13.08)
2014	206,929	7.6323	1,579,362	0.42	—	(6.99)
M92
2018	15,208	13.6434	207,489	0.50	—	(4.80)
2017	17,102	14.3316	245,098	3.14	—	10.58
2016	705	12.9599	9,136	0.00	—	5.98
2015	2,995	12.2285	36,634	5.11	—	(2.49)
2014	2,954	12.5408	37,041	2.68	—	4.25
M96
2018	148,289	20.3632 to 19.3210	2,869,726	3.31	— to 0.50	0.47 to (0.03)
2017	157,482	19.2309 to 19.6708	3,033,544	3.12	— to 0.50	2.22 to 1.72
2016	167,320	18.8126 to 19.3388	3,152,857	2.70	— to 0.50	0.54 to 1.04
2015	173,743	18.6188 to 19.2350	3,241,424	2.44	— to 0.50	(0.03) to 0.47
2014	154,071	19.6880 to 18.5317	2,862,192	2.73	— to 0.50	4.34 to 4.86
MD2
2018	33,150	12.9619	429,682	2.99	—	0.17
2017	31,554	12.9400	408,318	2.89	—	2.03
2016	16,012	12.6830	203,076	2.58	—	0.68
2015	21,965	12.5979	276,719	2.70	—	0.26
2014	57,265	12.5658	719,582	2.17	—	4.67
MA6
2018	196,398	27.4710 to 24.5386	4,307,647	5.66	— to 0.50	(3.08) to (3.56)
2017	258,638	28.3436 to 25.4454	5,544,571	6.43	— to 0.50	6.69 to 6.16
2016	192,859	26.5671 to 23.9694	4,536,128	6.69	— to 0.50	13.26 to 13.82
2015	272,716	23.3406 to 21.1633	5,021,381	6.86	— to 0.50	(4.69) to (4.22)
2014	268,646	24.3683 to 11.0140	5,466,390	5.45	— to 0.50	2.30 to 2.81
M97
2018	59,357	20.7396 to 19.7076	1,226,964	1.06	— to 0.50	(9.02) to (9.48)
2017	53,831	22.7957 to 21.7703	1,226,406	1.39	— to 0.50	32.64 to 31.98
2016	56,978	17.1864 to 16.4951	978,768	1.25	— to 0.50	1.98 to 2.49
2015	37,742	16.7687 to 16.1744	632,464	1.50	— to 0.50	(0.18) to 0.32
2014	42,779	16.7151 to 16.2033	711,244	0.86	— to 0.50	(5.45) to (4.98)
MD5
2018	19,130	20.1991	386,404	0.93	—	(9.30)
2017	26,242	22.2706	584,410	1.16	—	32.35
2016	10,314	16.8275	375,045	0.80	—	2.15
2015	23,316	16.4729	384,082	1.37	—	0.10
2014	28,153	16.4557	463,284	64.79	—	(5.19)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4,5]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
MD6
2018	62,379	$23.7463 to $18.9349	$1,463,820	0.57%	—% to 0.50%	0.81% to 0.30%
2017	76,471	23.5556 to 18.8773	1,763,472	0.65	— to 0.50	28.42 to 27.79
2016	86,647	18.3420 to 14.7723	1,552,309	0.57	— to 0.50	5.55 to 6.08
2015	103,060	17.2915 to 13.9957	1,746,403	0.43	— to 0.50	(0.61) to (0.12)
2014	123,503	17.3116 to 14.0820	2,103,194	0.51	— to 0.50	10.96 to 11.51
NWD[7]
2014	—	—	—	—	—	(8.91) to (8.64)
ME3
2018	17,725	9.8560	174,698	0.55	—	(14.32)
2017	72,407	11.5030	832,899	0.98	—	27.90
2016	7,569	8.9938	68,075	1.33	—	(0.91)
2015	19,943	9.0766	181,012	1.84	—	(2.20)
2014	25,388	9.2805	235,617	0.26	—	(7.16)
UTS[8]
2014	—	—	—	5.67	—	10.67 to 11.00
MFE[9]
2014	—	—	—	—	—	9.51 to 10.81
MVS[10]
2014	—	—	—	3.26	—	2.22 to 2.53
MV1[11]
2014	—	—	—	2.93	—	1.23
MB8
2018	136,842	35.9773 to 21.7480	3,929,568	0.92	— to 0.50	(5.11) to (5.58)
2017	174,423	37.9137 to 31.9940	5,139,883	0.85	— to 0.50	14.97 to 14.40
2016	127,289	19.9350	3,607,835	1.28	— to 0.50	20.30 to 20.90
2015	135,431	27.2764 to 16.4884	3,281,814	0.55	— to 0.50	(4.15)
2014	184,758	28.4585 to 17.2029	4,358,510	0.94	— to 0.50	6.76 to 7.29
MF4
2018	115,159	17.9059 to 17.9059	2,062,029	2.22	—	(2.73)
2017	127,032	18.4078	2,338,411	2.20	—	11.48
2016	21,149	16.5127	349,223	2.72	—	5.03
2015	153,926	15.7218 to 15.3645	2,419,991	3.32	—	(0.19) to (0.02)
2014	181,830	15.7512 to 15.3669	2,861,354	1.86	—	4.40 to 4.61
MF6
2018	163,318	47.4221 to 13.2559	4,483,981	4.02	— to 0.50	(3.03) to (3.52)
2017	163,902	41.4310 to 46.4831	4,771,446	4.17	— to 0.50	13.33 to 12.77
2016	120,240	36.5576 to 41.2198	4,510,247	2.64	— to 0.50	7.40 to 7.94
2015	184,317	33.8690 to 11.1753	4,342,088	4.03	— to 0.50	4.34 to 4.86
2014	197,821	40.0013 to 11.0926	4,620,205	2.31	— to 0.50	15.04 to 15.62
MF8
2018	129,573	23.9376 to 23.1676	3,100,302	1.88	— to 0.20	(5.20) to (5.39)
2017	134,214	25.2515 to 24.4884	3,387,759	1.97	— to 0.20	19.86 to 19.62
2016	89,564	21.0681 to 20.4722	1,885,851	2.85	— to 0.20	6.93 to 7.15
2015	116,556	19.6626 to 19.1446	2,290,844	4.72	— to 0.20	0.33 to 0.53
2014	114,145	19.5583 to 19.0811	2,231,592	1.71	— to 0.20	5.18 to 5.39

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4,5]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
MG0
2018	63,824	$13.3880 to $12.9574	$854,171	1.77%	—% to 0.20%	(4.47%) to (4.66%)
2017	73,952	14.0144 to 13.5909	1,036,085	—	— to 0.20	8.32 to 8.10
2016	42,500	12.9384 to 12.5724	549,808	—	— to 0.20	2.37 to 2.57
2015	103,366	12.6143 to 12.2819	1,303,582	0.79	— to 0.20	(5.23) to (5.04)
2014	109,476	13.2841 to 12.9599	1,453,977	0.88	— to 0.20	3.50 to 3.71
MF2
2018	420,035	12.1232 to 11.4893	5,082,999	2.06	— to 0.50	1.28 to 0.77
2017	443,475	11.9705 to 11.4016	5,299,061	1.54	— to 0.50	1.73 to 1.22
2016	381,428	11.7613 to 11.2637	4,478,253	1.34	— to 0.50	1.18 to 1.68
2015	593,727	11.5721 to 11.1323	6,860,317	1.40	— to 0.50	0.48 to 0.48
2014	589,905	11.5171 to 11.1348	6,783,160	1.27	— to 0.50	0.30 to 0.80
MG3
2018	208,683	22.0781 to 20.4982	4,322,086	0.94	—	(11.45)
2017	270,272	24.9325 to 23.1483	6,372,548	1.20	—	13.67
2016	235,338	21.9332 to 20.3637	4,792,354	0.89	—	15.98 to 24.92
2015	286,418	17.5584	5,117,508	0.82	—	(2.33)
2014	323,541	19.3622 to 17.9766	5,873,691	0.96	—	10.36
MG5
2018	240,161	21.1618 to 20.4811	5,082,181	2.12	— to 0.20	(3.85) to (4.05)
2017	262,974	22.0102 to 21.3451	5,788,069	2.10	— to 0.20	15.52 to 15.29
2016	131,885	19.0530 to 18.5140	2,512,757	2.82	— to 0.20	5.95 to 6.16
2015	289,218	17.4747	5,185,656	4.20	— to 0.20	0.15 to 0.35
2014	248,476	17.8855 to 17.4491	4,439,273	1.61	— to 0.20	5.07 to 5.28
ME0
2018	35,359	25.9929 to 24.6994	918,519	0.59	— to 0.50	(10.78) to (11.22)
2017	37,263	29.1327 to 27.8222	1,084,991	0.97	— to 0.50	15.24 to 14.67
2016	25,329	25.2791 to 24.2623	639,832	1.09	— to 0.50	26.54 to 27.17
2015	57,197	19.8783 to 19.1738	1,136,630	0.53	— to 0.50	(3.15) to (2.66)
2014	35,684	20.4225 to 19.7972	728,417	0.48	— to 0.50	2.92 to 3.44
V43
2018	8,427	32.8865	277,171	—	—	10.53
2017	13,631	29.7542	405,608	—	—	38.60
2016	3,820	21.4682	82,012	—	—	(8.84)
2015	15,445	23.5506	363,736	—	—	(5.99)
2014	44,613	25.0509	1,117,593	—	—	1.84
O01
2018	33,762	25.7626	869,784	0.33	—	(5.73)
2017	35,850	27.3281	979,705	0.23	—	26.83
2016	43,325	21.5467	933,511	0.40	—	(2.20)
2015	44,896	22.0319	989,137	0.09	—	3.54
2014	40,889	21.2780	870,040	0.44	—	15.41

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4,5]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
O19
2018	5,000	$16.6594	$83,298	—%	—%	(5.96%)
2017	6,072	17.7142	107,561	0.01	—	26.50
2016	1,556	14.0030	21,791	0.12	—	(2.43)
2015	3,925	14.3517	56,333	0.00	—	3.27
2014	2,656	13.8976	36,907	0.18	—	15.13
O20
2018	4,754	16.2667	77,349	0.78	—	(13.39)
2017	4,391	18.7821	82,487	0.68	—	36.32
2016	3,323	13.7781	45,790	0.62	—	(0.16)
2015	4,914	13.7997	67,813	1.10	—	3.67
2014	8,634	13.3109	114,931	0.80	—	2.06
O21
2018	8,113	18.1700	147,419	0.91	—	(8.10)
2017	7,902	19.7708	156,240	1.04	—	16.63
2016	1,535	16.9510	26,022	0.85	—	11.30
2015	7,974	15.2303	118,982	0.65	—	3.11
2014	7,671	14.7714	113,346	0.58	—	10.40
P10
2018	54,200	5.2615	285,174	2.09	—	(14.13)
2017	58,518	6.1274	358,560	10.94	—	2.15
2016	18,241	5.9983	109,413	1.11	—	15.16
2015	65,448	5.2088	340,903	4.47	—	(25.70)
2014	62,989	7.0110	441,613	0.35	—	(18.42)
PK8
2018	111,624	37.9296 to 17.1846	3,119,204	4.10	—	(4.73)
2017	161,632	39.8142 to 18.0385	4,312,934	5.06	—	9.89
2016	94,641	36.2300 to 16.4146	2,963,299	5.29	—	13.34
2015	190,227	31.9646 to 14.4821	4,173,656	5.32	—	(2.25)
2014	163,220	32.6990 to 14.8148	3,916,543	5.26	—	1.52
PK9
2018	5,757	12.0402 to 11.7881	68,256	1.72	—	(5.46)
2017	5,503	12.7349 to 12.4683	69,045	2.30	—	14.08
2016	1,616	11.1632 to 10.9295	18,034	2.50	—	3.95
2015	4,249	10.7543 to 10.5050	45,016	1.48	—	(0.14)
2014	9,287	10.7450 to 10.5200	98,061	2.53	—	4.70
P06
2018	78,992	19.1566 to 14.4265	1,489,681	2.48	—	(2.20)
2017	90,357	19.5883 to 14.7516	1,748,671	2.36	—	3.66
2016	112,670	18.8971 to 14.2311	2,085,023	2.19	—	5.20
2015	140,760	17.9633 to 13.5278	2,487,326	4.03	—	(2.71)
2014	149,260	18.4627 to 13.9039	2,708,489	1.43	—	3.10

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4,5]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
P07
2018	350,409	$21.1162 to $16.5206	$7,283,468	2.54%	—%	(0.53%)
2017	397,682	21.2286 to 16.6086	8,253,935	2.02	—	4.92
2016	436,473	20.2333 to 15.8299	8,658,726	2.07	—	2.68
2015	527,322	19.7047 to 15.4164	10,215,337	4.92	—	0.45
2014	571,023	19.6163 to 15.3472	11,023,887	2.21	—	4.28
307
2018	160,281	$41.5357	$6,657,381	—	—	1.92%
2017	161,519	40.7547	6,582,648	—	—	36.17
2016	172,364	29.9300	5,158,854	—	—	0.78
2015	209,845	29.6977	6,232,150	—	—	11.05
2014	205,431	26.7421	5,493,022	—	—	9.17
W42
2018	16,724	22.2932	372,840	0.10	—	(1.46)
2017	16,740	22.6238	378,750	—	—	19.58
2016	1,094	18.9192	20,698	—	—	13.69
2015	20,741	16.6413	342,806	—	—	(0.61)
2014	15,051	16.7433	252,018	—	—	4.78

[1]

Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

[2]

Ratio represents the contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

[3]

Ratio represents the total return for the year indicated, including changes in the value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts when there are multiple price levels.

[4]

These unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account. The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts when there are multiple price levels.

[5]

Due to the timing difference of the launch date of certain VUL products, some Sub-Accounts may have multiple unit values even though these products have no expense charges that result in a direct reduction to unit values.

[6]	Columbia Variable Portfolio—Large Cap Growth Fund II—Class 2 Sub-Account (C62) merged into fund C60 on April 29, 2016.
[7]	MFS VIT II New Discovery Portfolio Initial Class Sub-Account (NWD) merged into fund M05 on August 11, 2014.
[8]	MFS VIT II Utilities Portfolio Initial Class Sub-Account (UTS) merged into fund M44 on August 11, 2014.
[9]	MFS VIT II Utilities Portfolio Service Class Sub-Account (MFE) merged into fund M40 on August 11, 2014.
[10]	MFS VIT II Value Portfolio Initial Class Sub-Account (MVS) merged into fund M83 on August 11, 2014.
[11]	MFS VIT II Value Portfolio Service Class Sub-Account (MV1) merged into fund M08 on August 11, 2014.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2018 and 2017 and for the Years

Ended December 31, 2018, 2017 and 2016

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2018 and 2017, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the years ended December 31, 2018, 2017 and 2016.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for the years ended December 31, 2018, 2017 and 2016.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years ended December 31, 2018, 2017 and 2016, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP

April 25, 2019

Hartford, Connecticut

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2018 AND 2017 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2018	2017
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Bonds	$10,497,705	$8,089,119
Preferred stocks	566,677	174,641
Common stocks	592,218	551,243
Mortgage loans on real estate	544,207	491,362
Cash, cash equivalents and short-term investments	982,422	1,106,031
Contract loans	405,685	595,367
Derivatives	250,525	314,694
Other invested assets	451,955	777,825
Mortgage escrow funds	3,430	3,213
Receivables for securities	4,970	9,550
Investment income due and accrued	105,522	103,782
Amounts recoverable from reinsurers	17,199	3,446
Other amounts receivable under reinsurance contracts	5,435	5,445
Current federal and foreign income tax recoverable	23,865	54,178
Net deferred tax asset	83,265	87,558
Electronic data processing equipment and software	837	—
Receivables from parent, subsidiaries and affiliates	12,864	9,950
Cash value of company owned life insurance	—	74,774
Reinsurance deposit asset	1,051,960	861,444
Other assets	73,989	23,377

Total general account assets	15,674,730	13,336,999
SEPARATE ACCOUNT ASSETS	21,177,841	23,870,351

TOTAL ADMITTED ASSETS	$36,852,571	$37,207,350

See notes to the statutory financial statements.

3

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2018 AND 2017 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2018	2017
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$12,168,958	$10,087,846
Liability for deposit type contracts	475,872	464,401
Contract claims	31,574	32,274
Other amounts payable on reinsurance	13,315	6,484
Interest maintenance reserve	14,497	118,766
Commissions to agents due or accrued	15,770	12,567
General expenses due or accrued	61,193	54,162
Transfers from Separate Accounts due or accrued (net)	(252,664)	(421,403)
Remittances and items not allocated	38,084	25,180
Asset valuation reserve	71,674	93,754
Payable for securities	65,607	106,522
Funds held under reinsurance treaties with unauthorized and certified reinsurers	246,959	247,534
Funds held under coinsurance	1,052,175	861,444
Derivatives	77,319	44,259
Other liabilities	39,114	139,820

Total general account liabilities	14,119,447	11,873,610
SEPARATE ACCOUNT LIABILITIES	21,177,839	23,870,350

Total liabilities	35,297,286	35,743,960
CAPITAL STOCK AND SURPLUS
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	653,698	653,698
Unassigned funds	330,150	238,255

Total surplus	1,548,848	1,456,953

Total capital stock and surplus	1,555,285	1,463,390

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$36,852,571	$37,207,350

See notes to the statutory financial statements.

4

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016 (IN THOUSANDS)

	2018	2017	2016
INCOME:
Premiums and annuity considerations	$(10,314,071)	$2,033,394	$1,814,434
Considerations for supplementary contracts with life contingencies	41,368	31,253	28,598
Net investment income	719,167	204,701	171,895
Amortization of interest maintenance reserve	12,414	20,548	22,067
Commissions and expense allowances on reinsurance ceded	243,365	2,288	2,442
Reserve adjustments on reinsurance ceded	10,705,103	—	—
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	375,076	421,373	436,129
Change in cash value of company owned life insurance	3,513	6,877	1,109
Investment income (loss) on reinsurance deposit asset	19,592	(262,531)	(327,872)
Reinsurance experience refund	129,967	—	—
Other income	57,899	65,750	70,917

Total Income	1,993,393	2,523,653	2,219,719
BENEFITS AND EXPENSES:
Death benefits	123,612	132,771	128,678
Annuity benefits	267,802	588,661	588,881
Surrender benefits and withdrawals for life contracts	1,009,649	2,206,148	2,112,722
Interest and adjustments on contract or deposit-type contract funds	22,140	23,571	(38,729)
Payments on supplementary contracts with life contingencies	41,136	36,609	35,940
Increase in aggregate reserves for life and accident and health contracts	2,081,112	1,277,372	971,605

Total Benefits	3,545,451	4,265,132	3,799,097
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	152,103	133,038	118,388
Commissions and expense allowances on reinsurance assumed	123	112	121
General insurance expenses	219,357	236,239	228,521
Insurance taxes, licenses and fees, excluding federal income taxes	5,103	3,737	2,820
Net transfers from Separate Accounts net of reinsurance	(2,270,518)	(2,020,178)	(1,949,196)
Investment expense (income) on funds held	135,750	(288,371)	(178,151)
Other deductions	222	2,021	2,751

Total Benefits and Expenses	1,787,591	2,331,730	2,024,351
Net income from operations before federal income tax benefit and net realized capital gains (losses)	205,802	191,923	195,368
Federal income tax benefit, excluding tax on capital gains (losses)	(3,553)	(65,461)	(39,991)

Net income from operations after federal income taxes and before net realized capital gains	209,355	257,384	235,359
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	(10,566)	24,045	74,587

NET INCOME	$198,789	$281,429	$309,946

See notes to statutory financial statements.

5

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016 (IN THOUSANDS)

	2018	2017	2016
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,463,390	$1,635,897	$1,635,891
Net income	198,789	281,429	309,946
Change in net unrealized capital (losses) gains, net of deferred income tax	(105,877)	(95,725)	(155,105)
Change in net unrealized foreign exchange capital (losses) gains	(3,123)	(15,426)	(3,686)
Change in net deferred income tax	27,017	(89,076)	(68,842)
Change in nonadmitted assets	(16,961)	(3,784)	62,747
Change in asset valuation reserve	22,080	22,072	35,402
Dividends to stockholder	(157,384)	(235,358)	(300,000)
Prior period adjustment net of tax	—	—	(18,108)
Investment income (expense) on funds held—unrealized	127,354	(36,639)	137,652

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,555,285	$1,463,390	$1,635,897

See notes to statutory financial statements.

6

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016 (IN THOUSANDS)

	2018	2017	2016
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$2,735,182	$2,064,646	$1,843,032
Net investment income	593,150	522,677	430,578
Miscellaneous income	433,475	489,411	519,373

Total receipts	3,761,807	3,076,734	2,792,983
Benefits and loss related payments	(3,146,388)	(2,997,833)	(2,833,510)
Net transfers from Separate Accounts	2,083,619	2,221,156	1,971,722
Commissions, expenses paid and aggregate write-ins for deductions	(377,617)	(387,448)	(356,543)
Federal and foreign income taxes recovered (paid)	33,867	11,280	(20,405)

Total payments	(1,406,519)	(1,152,845)	(1,238,736)

Net cash from operations	2,355,288	1,923,889	1,554,247

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Bonds	3,963,764	7,792,594	13,130,777
Stocks	151,520	46,290	84,939
Mortgage loans	80,758	114,292	129,924
Other Invested Assets	60,752	3,587	89,713
Net gains or (losses) on cash, cash equivalents and short-term investments	1,079	(1,388)	89
Miscellaneous proceeds	51,913	—	—

Total investment proceeds	4,309,786	7,955,375	13,435,442
Cost of investments acquired (long-term only):
Bonds	(6,155,024)	(8,581,956)	(14,162,654)
Stocks	(349,366)	(208,860)	(81,889)
Mortgage loans	(131,649)	(229,405)	(118,719)
Other Invested Assets	(10,965)	(113,041)	(607,204)
Miscellaneous applications	(36,335)	(522,792)	(401,611)

Total investments acquired	(6,683,339)	(9,656,054)	(15,372,077)
Net decrease (increase) in contract loans and premium notes	23,436	23,591	11,876

Net cash from investments	(2,350,117)	(1,677,088)	(1,924,759)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Borrowed funds	—	—	(25,000)
Net deposits on deposit-type contracts and other liabilities	11,471	(2,899)	277,947
Dividends to stockholders	(157,384)	(235,358)	(300,000)
Other cash (used) provided	17,133	14,763	(36,134)

Net cash from financing and miscellaneous sources	(128,780)	(223,494)	(83,187)

Net change in cash, cash equivalents and short-term investments	(123,609)	23,307	(453,699)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,106,031	1,082,724	1,536,423

End of year	$982,422	$1,106,031	$1,082,724

SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES

	2018	2017	2016
Exchanges of bonds	$342,445	$191,862	$103,085
Transfer of other invested assets to bonds	—	134,445	—
Transfer of other invested assets to common stock	—	40	—
Modified coinsurance reserve adjustment—net (including premium, miscellaneous income and benefits)	10,705,103	—	—
Exchange of PPVUL policies for funding agreements	255,773	—	—
Transfer of other invested assets to preferred stocks	255,000	—	—
Transfer of bonds to preferred stocks	14,344	—	—
Transfer preferred stocks to bonds	18,620	—	—
Exchange of policy loans for bonds	166,220	—	—
Transfer of separate account MVA bonds to general account	99,864	—	—
Transfer of mortgage loan to bonds	—	—	117,601
See notes to statutory financial statements.

7

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”), is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of Group One Thousand One, LLC (formerly known as Delaware Life Holdings, LLC, the “Parent”), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York as well as Rhode Island. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products, and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life and disability insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements. DLNY cedes 100% of its net group life and disability insurance to a former affiliate.

BASIS OF PRESENTATION—ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practice prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There was no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, are carried at their audited net statutory equity value. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies (“LLCs”) and controlled partnerships, are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs and unearned premium reserves. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 14. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain

8

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

limitations on the admissibility of net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

The majority of derivatives are carried at fair value on both a GAAP and statutory basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

GOING CONCERN

There are no conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

9

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money markets which are carried at fair value per SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

Preferred Stocks, Common Stocks, and Other lnvested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries including LLC’s. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

10

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The asset valuation reserve (“AVR”) is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The interest maintenance reserve (“IMR”) is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and

11

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions. Derivatives are accounted for in accordance with SSAP No. 86, Derivatives.

Interest rate swaps are employed for duration matching purposes, and in replication transactions, which are used to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value except those used in replication transactions which are reported at amortized cost. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity contracts. The interest credited on these products is based on the changes in the indices. Options are reported at fair value. Changes in fair value are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

12

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

DEPOSIT TYPE CONTRACTS

Liabilities for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realization of such DTAs. Refer to Note 14 for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being supported. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

Certain activity from the variable Separate Accounts is reflected in the Company’s financial statements as follows:

•	The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit,

13

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

guaranteed minimum income benefit, and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statements of Operations.

•

Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•

The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts. Refer to Note 16 for further discussion of the DRD.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective January 1, 2018, the NAIC adopted changes to SSAP No. 100, Fair Value, to allow net asset value per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The Company elected to early adopt this guidance in its 2017 reporting. The adoption of the revisions within SSAP No. 100 did not have a significant impact on the financial statements of the Company.

Effective December 31, 2017, the NAIC adopted changes to SSAP No. 26, Bonds. The changes include removing SVO-identified instruments from the definition of a bond and providing separate statutory accounting guidance for exchange-traded bond funds (“ETFs”). The Company has elected to use a documented systematic value measurement method for ETFs. Revisions also incorporate the definition of a security within the definition of a bond, and incorporate definitions for non-bond, fixed-income instruments. The adoption of the revisions within SSAP No. 26 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 35R, Guaranty Fund and Other Assessments, to require revisions to the discounting of long-term care guaranty fund assessments and related assets. The adoption of the revisions within SSAP No. 35R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 41R, Surplus Notes, to provide guidance on howto determine the measurement method for surplus notes. The adoption of the revisions within SSAP No. 41R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishment Liabilities, to provide accounting and reporting guidance for short sales. The adoption of the revisions within SSAP No. 103R did not have a significant impact on the financial statements of the Company.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates and other related parties.

14

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

In October 2017, the Parent changed its name to Group One Thousand One, LLC from Delaware Life Holdings, LLC, and the name of the Company’s group, which is associated with NAIC Group Code No. 4794, was changed to Group One Thousand One from Delaware Life Holdings Group.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

Investments in Subsidiaries – Common Stocks

(In Thousands)
		Carrying Value
		December 31,
Entity Name	Type of Subsidiary	2018	2017
DLNY	Insurance	$366,354	$369,198
DL Reinsurance Company	Insurance	32,357	32,878
Delaware Life Reinsurance (U.S.) Corp.	Insurance	21,557	20,335
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$421,722	$423,865

The Company values Clarendon Insurance Agency, Inc. (“Clarendon”) as described in paragraph 8.b.ii of SSAP No. 97. At December 31, 2018 and 2017, the admitted amount was $1,454 thousand. The Company’s Sub-2 filing for Clarendon will be completed in accordance with SSAP No. 97.

Investments in Affiliates – Preferred Interests

In December 2018, DL Investment Holdings 2015-1, LLC (“DLIH 2015”) amended and restated its Limited Liability Company Agreement to restructure its membership interests and include an affiliate of the Company, DLHP II AH, LLC (“DLHP”), as a party to the agreement. As part of the restructuring, the Company received $255.0 million par value of Series A Preferred Units (non-voting interests) in exchange for the equity of DLIH 2015 that was held by the Company prior to the restructuring. The Series A Preferred Units pay a cumulative annual rate of 6% and are redeemable at the option of DLIH 2015. DLHP received 100% of the Series A Common Units (voting interests). The Company recorded an unrealized gain as a result of the restructuring equal to $98.0 million. The carrying value of the Series A Preferred Units as of December 31, 2018 was $255.0 million.

Investments in Affiliates – Other lnvested Assets

The Company owns controlling membership interests in the following limited liability companies: DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DL Service Holdings, LLC; DL Private Placement Investment Company I, LLC; Conway Capital, LLC; Clear Spring PC Holdings, LLC, Clear Spring Health Holdings, LLC, Ellendale Insurance Agency, LLC; DL Investment Holdings 2016-1, LLC; and DL Investment Holdings 2016-2, LLC. The value of certain of these limited liability companies without audited financial statements was non-admitted as of December 31, 2018 and December 31, 2017.

The Company contributed a total of $10.0 million of capital to DL Investment Holdings 2016 -1, LLC during 2017.

Effective January 2017, SeaBright Insurance Company (“SeaBright”), a Texas domestic property and casualty insurance company, became a controlled insurer of the Company through an indirect subsidiary, Clear Spring PC Acquisition Corp., a Delaware corporation, which in turn is wholly owned by the Company’s direct subsidiary, Clear Spring PC Holdings, LLC (“CSPCH”), a Delaware limited liability company. The Company is an 80% owner of CSPCH. During 2018, SeaBright’s name was changed to Clear Spring Property and Casualty Company (“CSP&C”).

15

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company invested a total of $48.8 million for the acquisition of CSP&C and for additional capital contributions during 2017.

In 2017, the Company organized Clear Spring Health Holdings, LLC(“CSHH”), a Delaware limited liability company, that was formed in connection with the group’s entry into the health benefits business. The Company contributed approximately $2.0 million to CSHH during 2017, which was then transferred to Clear Spring Health of Illinois, Inc. During 2018, the Company contributed $8.5 million to CSHH, of which $3.5 million was used to purchase Eon Health Plan LLC (“EHP”) and $5.0 million was transferred upon purchase as a capital contribution.

The Company values its investments in CSPCH and CSHH at $44.8 million and ($2.3) million, respectively, using the look-through approach.

The financial statements of CSPCH and its wholly-owned non-insurance subsidiary are not audited; therefore, the Company limited the value of CSPCH to 80% of the statutory value contained in the audited financial statements of CSPCH’s downstream insurance subsidiary, adjusted for unamortized goodwill in accordance with SSAP 97. All liabilities, commitments, contingencies, guarantees or obligations required to be recorded were considered by the Company in the determination of the carrying value.

The financials of CSHH and its wholly-owned non-insurance subsidiaries are also not audited; therefore, the Company limited the value of CSHH to the sum of the statutory values of CSHH’s insurance subsidiaries, modified to exclude accrued and unpaid capital contributions, and adjusted for any unamortized goodwill, liabilities, commitments, contingencies, guarantees or obligations required to be recorded in accordance with SSAP 97.

Dividends/Distributions

In December 2018, December 2017, and November 2016, the Company received ordinary dividends from DLNY in the amounts of $20.3 million, $40.4 million, and $17.2 million, respectively. In September 2018, DLIH 2015 distributed $15.0 million of capital back to the Company. In October 2018, the Company received an ordinary dividend of $2.9 million from DL Reinsurance Company (“DLRC”). In December 2018, Ellendale Insurance Agency, LLC paid a distribution in the amount of $20.0 million to the Company. Refer to Note 15 for a summary of dividends paid to the Parent.

Reinsurance-Related Agreements

The Company has two reinsurance agreements with DLRC. Under one agreement, the Company cedes certain risks associated with the Company’s variable annuity contracts and associated riders on a combination modified coinsurance and funds withheld coinsurance basis to DLRC (the “VA Treaty”). Under the second agreement, the Company cedes a quota share of certain risks associated with various fixed index annuity products and associated riders to DLRC (the “FIA Treaty”). The VA Treaty and the FIA Treaty transfer hedging risks to DLRC, but do not transfer insurance risks. Both treaties are accounted for using deposit accounting. As a result of the treaties between the Company and DLRC, certain gains (losses), previously accounted for as other changes in capital stock and surplus, net investment income (loss), and net realized capital gains (losses), are now accounted for as investment income (loss) on reinsurance deposit asset. During 2018 and 2017, there were changes in the hedging strategy by the Company and certain hedges were excluded or added from/to the two treaties. DLRC, as reinsurer, consented to these changes as required by the treaties.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses, realized gains and losses on dispositions of hedging instruments, and investment income or loss from hedging instruments. “Investment expense (income) on funds held” represents amounts paid or received on hedging instruments that were ceded under the treaties, and for 2017 and 2016, ceded realized gains and losses on dispositions of hedging instruments. Beginning in 2018, the ceded realized gains and losses were reported in “Net realized capital gains (losses)”. “Investment income (expense) on funds held – unrealized” represents the unrealized gain or loss for the period on

16

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

hedging instruments that has been ceded to DLRC. “Investment income (loss) on reinsurance deposit asset” represents the net gains and losses on all hedging instruments ceded under the treaties.

A summary of the pretax impacts of these two treaties on the Company’s Statements of Operations and Statements of Changes in Capital Stock and Surplus is set forth below as of December 31:

(In Thousands)

	Treaty Impacts
Statements of Operations	2018	2017	2016
Investment Income (Loss) on Reinsurance Deposit Asset	$19,592	$(262,531)	$(327,872)

Total Revenue	19,592	(262,531)	(327,872)
Investment Expense (Income) on Funds Held	123,723	(299,170)	(190,220)

Total Policyholder Benefits and Expenses	123,723	(299,170)	(190,220)
Net Realized Capital Gains (Losses)	(23,223)	—	—

Net (loss) income	(127,354)	36,639	(137,652)

Statements of Changes in Capital Stock and Surplus
Investment Income (Expense) on Funds Held—Unrealized	127,354	(36,639)	137,652

Net Change in Capital Stock and Surplus from VA and FIA Treaties (excluding reinsurance fee)	$—	$—	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $1,052.0 million and $861.4 million at December 31, 2018 and 2017, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), an affiliate, under which it cedes risks associated with certain of the Company’s in-force corporate-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis.

The Company has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

In June 2017, Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”) entered into a $40.0 million demand promissory note (the “DLIAC Note”) with the Company. DLlAC’s borrowings under the DLIAC Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLIAC Note. No amounts were outstanding at December 31, 2018 or 2017.

In May 2017, DLNY entered into a $35.0 million demand promissory note (the “DLNY Note”) with the Company. DLNY’s borrowings under the DLNY Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLNY Note. No amounts were outstanding at December 31, 2018 or 2017.

17

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

As of December 31, 2018 and 2017, the Company had $565.0 million of surplus notes outstanding. The Company has an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes, some of which were related parties as of December 31, 2018 and 2017 (the “Noteholders”).

DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2018, the Noteholders were as follows: Eisenhower LLC, EquiTrust Life Insurance Company, Estate of Jeffrey S. Lange, Guggenheim Life and Annuity Company, Heritage Life Insurance Company, Midland National Life Insurance Company, Naismith LLC, North American Company for Life and Health Insurance, and Security Benefit Life Insurance Company.

The details of outstanding surplus notes at December 31, 2018 and 2017 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Years Ended December 31, 2018 and 2017
12/15/1995	Surplus	6.15%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.15%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than the Noteholders. After payment in full of certain obligations set forth in Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company expensed $43.3 million for interest on the surplus notes for the years ended December 31, 2018, 2017 and 2016, respectively. Total interest paid from inception through December 31, 2018 was approximately $949.4 million. There have been no principal payments since original issuance of the surplus notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note interest payments and the related accrual in the amount of $4.3 million at December31, 2018 and 2017.

18

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Administrative Services Agreements

The Company is party to various related-party agreements. The following agreements were in effect at December 31, 2018 and 2017.

The Company sponsored the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualified under Section 401(k) of the Internal Revenue Code and included a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to affiliates pursuant to inter-company service agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $2.3 million, $2.1 million, and $1.8 million, respectively, for the years ended December 31, 2018, 2017 and 2016, of which $0.1 million, $0.1 million, and $0.1 million, respectively, were allocated to the Company’s subsidiary, DLNY.

The Company has a management services agreement with its subsidiary, DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $9.4 million, $8.6 million, and $9.2 million for the years ended December31, 2018, 2017 and 2016, respectively.

The Company has an administrative services agreement with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to approximately $0.4 million, $0.3 million, and $0.2 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has an administrative services agreement with Clarendon pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has a services agreement with Barbco, pursuant to which the Company provides certain administrative and functional services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.4 million, $0.3 million, and $0.2 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated in 2018, 2017 and 2016 were negligible.

The Company has a services agreement with CSP&C, pursuant to which the Company furnishes certain administrative and functional services to CSP&C. Amounts allocated under this agreement were $0.6 million and $0.6 million for the years ended December 31, 2018 and 2017, respectively.

A federal tax allocation agreement has been implemented with the Company as the common parent of an affiliated group of companies that includes DLNY, as described in Note 14.

An administrative services agreement between the Company and Delaware Life Reinsurance (U.S.) Corp. (“DLOK”), pursuant to which the Company provides certain services to DLOK, including finance, legal, compliance, administrative, information technology and other operational and support functions. No amounts were allocated under this agreement for the years ended December 31, 2018 and 2017, respectively.

A services and resource sharing agreement between the Company and EHP, pursuant to which the Company provides certain services and resources to EHP, including finance, legal, compliance, human resources, investment,

19

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

administrative, information technology and other support functions. No amounts were allocated under this agreement for the year ended December 31, 2018.

A services and resource sharing agreement between the Company and Group One Thousand One Advisory Services, LLC (“GOTO Advisory”), pursuant to which the Company provides certain services and resources to GOTO Advisory, including the provisions of investment management services and related resources. No amounts were allocated under this agreement for the year ended December 31, 2018.

A services and resource sharing agreement between the Company and CSHH pursuant to which the company provides certain services and resources to CSHH, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the year ended December31, 2018.

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $5.8 million, $4.2 million, and $5.3 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has an investment services agreement with GPIM, whereby GPIM provides services to the Company with respect to certain General Account assets that GPIM does not manage for the Company under the above cited agreement. Expenses incurred under this agreement amounted to approximately $2.2 million, $2.9 million, and $2.8 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. No expenses related to this agreement were incurred during 2018, 2017 or 2016.

The Company has a services agreement with Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $65.5 million, $58.6 million and $57.0 million for the years ended December 31,2018, 2017 and 2016, respectively.

A master agency agreement between the Company and Dunbarre Insurance Agency, LLC (“Dunbarre”), together with a related commission payment facility agreement and an assignment and assumption agreement, under which the Company authorizes Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses incurred under this agreement amounted to approximately $15.5 million, $16.8 million and $20.1 million for the years ended December 31, 2018, 2017 and 2016, respectively.

A limited discretionary investment advisory agreement between the Company and Guggenheim Investment Advisors, LLC (“GIA”), pursuant to which GIA provides investment advisory services to the Company. No amounts were allocated under this agreement for the years ended December 31, 2018.

The Company has a services agreement with se2, llc (“SE2”), under which SE2 provides annuity and life insurance policy servicing and third-party administrator services to the Company. Refunds received and expenses incurred

20

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

under this agreement amounted to approximately $(17.9) million, $27.2 million, and $24.4 million for the years ended December 31, 2018, 2017 and 2016, respectively. In addition, the Company incurred $20.1 million, $25.2 million and $35.9 million of administration system conversion costs related to this agreement for the years ended December 31, 2018, 2017 and 2016, respectively (SE2 became disaffiliated with Guggenheim Capital, LLC during 2017).

The Company has a selling agreement among the Company, GIS, and South Blacktree Insurance Agency, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The Company did not incur expenses under this agreement for the years ended December 31, 2018, 2017 and 2016.

The Company had $12.9 million and $10.0 million due from affiliates, $0 and $0 due to affiliates, and $19.0 million and $19.1 million included in general expenses due or accrued to other related parties as of December 31, 2018 and 2017, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

Other

As of December 31, 2018 and 2017, the Company held $171.0 million and $110.6 million of affiliated short-term investments. All of the 2017 affiliated short-term investments matured in 2018, resulting in no gain. These investments were from Armstrong STF IV, LLC, Marcy STF I, LLC, Delaware Life Marketing, LLC (formerly Redfield STF II, LLC), and Wright STF III, LLC. The Company recorded $9.1 million of investment income in 2018 from these investments, and the average yield was 7.4%. During 2018, the Company purchased a short-term investment from a new affiliate, WPH Holdings II Parent, LLC, totaling $256.0 million and also disposed of $85.0 million of this investment, resulting in no gain. $10.0 million of the $85.0 million disposal was sold to Aureum Reinsurance Company, Ltd. (“ARC”) as part of a related-party transaction. The Company recorded $13.8 million of investment income related to these short-term investments in 2018, and the average yield was 8.0%.

The Company’s wholly-owned subsidiary, DL Service Holdings, LLC, held company owned life insurance (“COLI”) policies on the lives of key executives of the Company issued by EquiTrust Life Insurance Company (“ELIC”), a former related party, in 2014. At December 31, 2017, the net cash surrender value of these COLI policies was $74.8 million. These policies were surrendered during 2018 and the Company received cash equal to the net cash surrender value of $78.3 million.

In 2014, the Company issued private placement variable universal life (“PPVUL”) policies to ELIC through a subsidiary single member limited liability company, IDF IX, LLC, which had a total value of $240.8 million and outstanding policy loans of $169.9 million at December 31, 2017. During 2018, ELIC surrendered the policies with a total value of $255.8 million, and the Company demanded repayment of the $182.4 million of related policy loans, including capitalized interest. In December 2018, prior to the settlement of the surrender and related policy loans, ELIC sold its rights to the cash surrender value of the PPVUL policies and its obligations of the related policy loans to an external party. As a result of the sale and subsequent settlement transactions, the Company exchanged the PPVUL policies for funding agreements at the same total value and received $166.2 million of corporate term loans and $16.2 million of cash to extinguish the policy loan debt assumed by the external party.

21

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

At December 31, 2018 and 2017, the Company had investments in parties related to or managed by Guggenheim Capital, LLC, Inc. as follows:

	December 31,
(In Thousands)	2018	2017
Bonds	$738,483	$570,765
Commercial Mortgage Loans	2,534	—
Common Stocks	54,773	70,685
Other Invested Assets	43,495	61,891

Total	$839,285	$703,341

Guarantees

The Company, as successor to Keyport Life Insurance Company (“Keyport”), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2018 and December 31, 2017 was approximately $207.9 million and $230.7 million, respectively. At December31, 2018 and 2017, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $6.8 million and $7.9 million at December 31, 2018 and 2017, respectively. There is no liability accrued for this guaranty.

Pursuant to an agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. (“ML Pro”) and certain affiliates of ML Pro (collectively, the “Guaranteed Parties”) by DLIH 2015, and other subsidiaries of the Company that may be added to the guaranty (collectively, the “ML Customers”), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the guaranty agreement are limited to $300.0 million.

22

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

In 2018, CSP&C entered into a lease agreement for an office in Boca Raton, Florida that expires February 2021. The Company is a guarantor of the lease which has future minimum lease commitments of approximately $0.4 million.

3.	BONDS AND PREFERRED STOCKS

The statement value and fair value of the Company’s bonds and preferred stocks were as follows:

	December 31, 2018
	Statement	Gross Unrealized	Gross Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$265,444	$163	$(1,577)	$264,030
All Other Governments	12,905	34	(260)	12,679
U.S. States, Territories and Possessions (Direct and Guaranteed)	3,732	35	(5)	3,762
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	254,762	5,096	(2,165)	257,693
Industrial and Miscellaneous (Unaffiliated)	9,384,291	43,610	(355,599)	9,072,302
Hybrid Securities	167,960	1,432	(9,172)	160,220
SVO Identified Exchange Traded Funds	408,611	—	(31,727)	376,884

Total Bonds	$10,497,705	$50,370	$(400,505)	$10,147,570

Preferred Stocks	$566,677	$3,061	$(938)	$568,800

	December 31, 2017
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$259,460	$199	$(1,934)	$257,725
All Other Governments	17,721	39	(74)	17,686
U.S. States, Territories and Possessions (Direct and Guaranteed)	1,055	38	—	1,093
U.S. Special Revenue and Special Assessment Obligations and all Non- Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	136,639	5,286	(891)	141,034
Industrial and Miscellaneous (Unaffiliated)	7,126,264	133,776	(48,375)	7,211,665
Hybrid Securities	29,829	2,394	(1,477)	30,746
SVO Identified Exchange Traded Funds	518,151	2,220	(840)	519,531

Total Bonds	$8,089,119	$143,952	$(53,591)	$8,179,480

Preferred Stocks	$174,641	$4,388	$(45)	$178,984

23

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The statement value and estimated fair value by maturity periods for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2018
(In Thousands)	Statement Value	Estimated Fair Value
Due in one year or less	$436,382	$435,354
Due after one year through five years	2,858,751	2,807,879
Due after five years through ten years	1,622,224	1,586,274
Due after ten years	2,745,311	2,540,788
SVO Identified Exchange Traded Funds	408,611	376,884

Total before asset and mortgage-backed securities	8,071,279	7,747,179

Asset and mortgage-backed securities	2,426,426	2,400,391

Total	$10,497,705	$10,147,570

Proceeds from sales and maturities of investments in bonds and preferred stock during 2018, 2017 and 2016, were $4.4 billion, $8.0 billion, and $13.2 billion, including non-cash transactions of $375.4 million, $195.8 million and $103.1 million, respectively; gross gains were $41.4 million, $63.6 million and $198.3 million respectively; and gross losses were $77.2 million, $22.9 million, and $12.7 million, respectively.

The Company had unfunded commitments for future fixed income fundings of $1,083.7 million and $716.6 million as of December 31, 2018 and 2017 respectively.

Bonds included above with a statement value of approximately $5.2 million for the years ended December 31, 2018 and 2017 were on deposit with governmental authorities as required by law.

Investment-grade bonds were 97.8% and 95.3% of the Company’s total bonds as of December 31, 2018, and 2017, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

24

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2018, 2017 and 2016 on LBSS held as of December 31, 2018, 2017 and 2016, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a credit committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the credit committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the credit committee exercises considerable judgment. Based on the credit committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

25

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List”—The credit committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2018, 2017 and 2016, the Company incurred write-downs of bonds totaling $5.8 million, $27.9 million, and $0.3 million respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans. $27.9 million of the 2017 OTTI was related to securities the Company intended to sell. All such OTTI was interest related.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2018 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	2	$4,891	$(82)	3	$256,308	$(1,495)	5	$261,199	$(1,577)
All Other Governments	2	250	(3)	3	10,906	(257)	5	11,156	(260)
U.S. States, Territories and Possessions (Direct and Guaranteed)	2	2,251	(5)	—	—	—	2	2,251	(5)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	20	22,053	(436)	24	67,120	(1,729)	44	89,173	(2,165)
Industrial and Miscellaneous (Unaffiliated)	894	4,194,663	(167,435)	218	1,587,043	(188,163)	1,112	5,781,706	(355,598)
Hybrid Securities	28	91,258	(6,000)	5	36,135	(3,173)	33	127,393	(9,173)
SVO Identified Exchange Traded Funds	—	—	—	3	376,884	(31,727)	3	376,884	(31,727)

Total Bonds	948	$4,315,366	$(173,961)	256	$2,334,396	$(226,544)	1,204	$6,649,762	$(400,505)

Preferred Stocks	3	$40,000	$(938)	—	$—	$—	3	$40,000	$(938)

26

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2017 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds: U.S. Governments	3	$255,834	$(1,934)	—	$—	$—	3	$255,834	$(1,934)
All Other Governments	1	13,115	(74)	—	—	—	1	13,115	(74)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	9	18,281	(75)	6	22,557	(816)	15	40,838	(891)
Industrial and Miscellaneous (Unaffiliated)	131	1,130,171	(11,313)	126	1,311,103	(37,062)	257	2,441,274	(48,375)
Hybrid Securities	—	—	—	1	11,000	(1,477)	1	11,000	(1,477)
SVO Identified Exchange Traded Funds	2	113,488	(840)	—	—	—	2	113,488	(840)

Total Bonds	146	$1,530,889	$(14,236)	133	$1,344,660	$(39,355)	279	$2,875,549	$(53,591)

Preferred Stocks	1	$10,075	$(45)	—	$—	$—	1	$10,075	$(45)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.4 million as of December 31, 2018. This amount represented approximately one-tenth of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was as shown below (in thousands):

Type	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$864	$864	$915
Structured Securities	500	500	504

	$1,364	$1,364	$1,419

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.5 million as of December 31, 2017. This amount represented approximately two-tenths of a percent of the Company’s total invested assets. The Company’s overall exposure to sub-prime mortgage risk was as shown below (in thousands):

Type	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$1,032	$1,032	$1,174
Structured Securities	500	500	509

	$1,532	$1,532	$1,683

27

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

5 GI Securities

The Company’s overall exposure to 5GI securities was as shown below:

(In thousands except for number of securities):

Investment	Number of 5 GI Securities		Aggregate Book Adjusted Carry Value		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
LBSS	1	2	$1	$2,539	$2	$2,745

Total	1	2	$1	$2,539	$2	$2,745

4. MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States and Great Britain. Investments are diversified by property type and geographic area in order to manage credit risk. The Company monitors the condition of the mortgage loans in its portfolio.

In those cases, where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

28

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2018 and 2017 (in thousands):

	2018	2017
Alabama	$3,331	$3,512
Arizona	2,352	2,493
California	73,401	79,835
Colorado	17,187	17,823
Connecticut	10,925	10,925
Florida	130	485
Georgia	10,813	1,260
Idaho	1,438	1,508
Illinois	48,523	33,917
Kansas	13,300	13,300
Kentucky	1,744	1,830
Louisiana	577	742
Maine	2,534	2,478
Massachusetts	979	1,026
Michigan	7,669	7,669
Minnesota	4,322	631
Mississippi	2,567	2,684
New Jersey	5,426	5,832
New Mexico	4,125	4,385
New York	291,638	246,421
North Carolina	6,972	7,479
Ohio	4,148	9,545
Oregon	5,202	5,744
Pennsylvania	3,011	4,332
Rhode Island	—	153
South Carolina	1,535	1,993
Texas	7,323	13,320
Utah	3,549	3,945
Virginia	1,252	1,731
Washington	1,656	1,986
Wisconsin	43	209
Great Britain	8,995	4,629
General allowance for loan loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$544,207	$491,362

The Company had $79.8 million and $36.3 million of outstanding mortgage loan commitments on real estate as of December 31, 2018 and December 31, 2017 respectively.

The Company originated nine mortgage loans and made four additional investments after acquisition with a total cost of $131.7 million during the year ended December 31, 2018 with rates ranging from 4.87% to 11.00%, eighteen mortgage loans with a total cost of $229.4 million during the year ended December 31, 2017 with rates ranging from 3.36% to 9.83%, and seventeen mortgage loans with a total cost of $118.7 million during the year ended December 31, 2016 with rates ranging from 3.0% to 13.68%. During the years ended December 31, 2018, 2017

29

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

and 2016, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and are no more than 75% of the property’s value at the time the original loan is made.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2018 and 2017. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million at December 31, 2018 and 2017. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2018 and 2017, the Company individually and collectively evaluated loans with a gross carrying value of $546.7 million and $493.8 million, respectively.

As of December 31, 2018 and 2017, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2018 or December 31, 2017.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2018
Recorded Investment
Current	$—	$—	$—	$—	$546,667	$—	$546,667
December 31, 2017
Recorded Investment
Current	$—	$—	$—	$—	$493,822	$—	$493,822

The Company did not have any mortgages accruing interest more than 90 days past due or interest reduced during 2018 or 2017.

The Company did not have any investments in impaired loans during 2018 or 2017.

30

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Allowance for Credit Losses:

(In Thousands)	2018	2017
Balance at Beginning of Period	$2,460	$2,460
Additions Charged to Operations	—	—
Recoveries of Amounts Previously Charged Off	—	—

Balance at End of Period	$2,460	$2,460

The following table provides an aging of commercial mortgage loans as of December 31, 2018 and 2017, based on the recorded investment net of allowances for credit losses:

(In Thousands)	2018	2017
Current	$546,667	$493,822
Total Allowance for Loan Loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$544,207	$491,362

5.	REPURCHASE AGREEEMENTS AND REVERSE REPURCHASE AGREEMENTS TRANSACTIONS ACCOUNTED FOR AS SECURED BORROWING

REPURCHASE TRANSACTION - CASH PROVIDER - OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet the short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the company to post additional collateral to the counterparty. This risk is mitigated by the company’s internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company’s other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions, however on occasion the company has received United States Treasuries. In the case of United State Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

(2)    Type of Repurchase Trades Used

	1 FIRST	2 SECOND	3 THIRD	4 FOURTH
a. Bilateral (YES/NO)	Yes	Yes	Yes	Yes
b. Tri-Party (YES/NO)	No	No	No	No

31

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(3)    Original (Flow) & Residual Maturity

(in Thousands)	FIRST QUARTER				SECOND QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	—	—	—	—	—	—	—
e. > 1 Month to 3 Months	—	—	—	—	—	—	—	—
f. > 3 Months to 1 Year	—	—	—	—	—	—	—	—
g. > 1 Year	—	—	—	—	—	—	—	—

(in Thousands)	THIRD QUARTER				FOURTH QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	—	—	—	—	—	—	—
e. > 1 Month to 3 Months	—	—	—	—	—	—	—	—
f. > 3 Months to 1 Year	—	—	—	—	—	—	—	—
g. > 1 Year	—	—	—	—	—	—	—	—

32

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(4)	Counterparty, Jurisdiction and Fair Value (FV)

		FIRST QUARTER				SECOND QUARTER
(In Thousands)	JURISDICTION	MINIMUM	MINIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Credit Suisse Securities (USA) LLC	NY	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

		THIRD QUARTER				FOURTH QUARTER
(in Thousands)	JURISDICTION	MINIMUM	MINIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Credit Suisse Securities (USA) LLC	NY	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

5)	Securities “Sold” Under Repurchase - Secured Borrowing

(In Thousands)	FIRST QUARTER				SECOND QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. BACV	XXX	XXX	XXX	$23,187	XXX	XXX	XXX	$23,177
b. Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
c. Fair Value	$25,102	$26,108	$25,559	$25,240	$24,543	$24,543	$24,543	$24,543

33

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In Thousands)	THIRD QUARTER				FOURTH QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. BACV	XXX	XXX	XXX	$25,843	XXX	XXX	XXX	$26,053
b. Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
c. Fair Value	$25,750	$25,750	$25,750	$25,750	$26,116	$26,116	$26,116	$26,116

(6)	Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$—	$22,793	$3,260	$—	$—	$—	$—	$—
Bonds - FV	—	22,933	3,183	—	—	—	—	—
LB & SS - BACV	—	—	—	—	—	—	—	—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - BACV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Total Assets - BACV	—	22,793	3,260	—	—	—	—	—
Total Assets - FV	—	22,933	3,183	—	—	—	—	—

(7)	Collateral Received - Secured Borrowing

	FIRST QUARTER				SECOND QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Cash	XX	XX	XX	$—	XX	XX	XX	$—
Securities (FV)	XX	XX	XX	25,240	XX	XX	XX	24,543
Nonadmitted	XX	XX	XX	—	XX	XX	XX	—

	THIRD QUARTER				FOURTH QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Cash	XX	XX	XX	$—	XX	XX	XX	$—
Securities (FV)	XX	XX	XX	25,750	XX	XX	XX	26,116
Nonadmitted	XX	XX	XX	—	XX	XX	XX	—

34

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(8)	Cash & Non Cash Collateral Received – Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Cash	$—	$—	$—	$—	$—	$—	$—	$—
b. Bonds - FV	—	26,116	—	—	—	—	—	—
c. LB & SS - FV	—	—	—	—	—	—	—	—
d. Preferred Stock - FV	—	—	—	—	—	—	—	—
e. Common Stock	—	—	—	—	—	—	—	—
f. Mortgage Loans - FV	—	—	—	—	—	—	—	—
g. Real Estate - FV	—	—	—	—	—	—	—	—
h. Derivatives - FV	—	—	—	—	—	—	—	—
i. Other Invested Assets - FV	—	—	—	—	—	—	—	—
j. Total Collateral Assets - FV (Sum of a through i)	—	26,116	—	—	—	—	—	—

(9)	Allocation of Aggregate Collateral by Remaining Contractual Maturity

(in Thousands)	FAIR VALUE
a. Overnight and Continuous	$—
b. 30 Days or Less	—
c. 31 to 90 Days	—
d. > 90 Days	26,116

(10)	Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity

Not applicable

(11)	Liability to Return Collateral – Secured Borrowing (Total)

Not applicable

REVERSE REPURCHASE TRANSACTION – CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (MRA) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same repo counterparty. The Company’s decision to do so will be dependent on the Company’s liquidity needs and their assessment of the counterparty and collateral’s performance.

As a risk-mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as over collateralization. The amount of over collateralization is up to the Company’s discretion, but will not be less than 102%. On average, the Company has required over collateralization of 120%. The short duration of the

35

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

repurchase agreements and the overcollateralization required by the Company mitigate potential financial risks associated with the transactions.

(2)	Type of Repurchase Trades Used

	1 FIRST QUARTER	2 SECOND QUARTER	3 THIRD QUARTER	4 FOURTH QUARTER
a. Bilateral (Yes/No)	Yes	Yes	Yes	Yes
b. Tri-Party (Yes/No)	No	No	No	No

3)	Original (Flow) & Residual Maturity

	FIRST QUARTER				SECOND QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	18,989	6,321	—	—	17,355	5,607	—
e. > 1 Month to 3 Months	—	127,100	104,585	99,900	—	99,900	23,495	16,260
f. > 3 Months to 1 Year	398,352	488,302	452,817	488,302	470,409	570,309	558,014	570,309
g. > 1 Year	—	—	—	—	—	—	—	—

	THIRD QUARTER				FOURTH QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	MINIMUM	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	16,260	5,324	—	—	241,144	36,953	12,904
e. > 1 Month to 3 Months	—	101,200	9,192	101,200	23,475	163,375	104,670	40,000
f. > 3 Months to 1 Year	483,709	584,909	571,014	483,709	244,069	560,309	417,471	269,909
g. > 1 Year	—	—	—	—	—	—	—	—

36

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(4)	Counterparty, Jurisdiction and Fair Value (FV)

		FIRST QUARTER				SECOND QUARTER
(In Thousands)	JURISDICTION	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Albatross AH, LLC	DE	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000
Auburndale Asset Holdings, LTD	Cayman	18,000	18,000	18,000	18,000	18,000	18,000	18,000	18,000
Berentson Collateral Holding Company	DE	—	34,000	32,867	34,000	34,000	34,000	34,000	34,000
Bridger Financial, LLC	DE	35,250	35,250	35,250	35,250	35,250	35,250	35,250	35,250
Credit Suisse Securities (USA) LLC	NY	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000
Erikson AH, LLC	DE	—	40,000	38,667	40,000	40,000	40,000	40,000	40,000
Fairplane AH, LLC	DE	—	10,000	2,167	10,000	10,000	10,000	10,000	10,000
FCE Funding, LLC	DE	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000
Fleetwood Funding Company, LLC	DE	—	27,200	26,747	27,200	27,200	27,200	27,200	27,200
Lakefield Funding, LLC	DE	25,840	25,840	25,840	25,840	25,840	25,840	25,840	25,840
MPR Asset Funding, LLC	DE	44,000	78,200	73,640	78,200	78,200	78,200	78,200	78,200
Pennington Asset Holdings LTD	Cayman	22,500	22,500	22,500	22,500	22,500	22,500	22,500	22,500
Platler Financial Holdings, LLC	NJ	42,362	43,988	42,915	42,362	40,729	42,362	41,300	40,729
Secured Loan Funding 06-1, LLC	DE	36,000	101,700	92,940	101,700	101,700	101,700	101,700	101,700
Shook Hill Asset Holdings, LTD	Cayman	40,000	40,000	40,000	40,000	40,000	40,000	40,000	40,000
Solent Loan Investor, LLC	DE	—	28,750	27,792	28,750	28,750	28,750	28,750	28,750
Wickston Funding, LLC	DE	34,400	34,400	34,400	34,400	34,400	34,400	34,400	34,400

37

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

		THIRD QUARTER				FOURTH QUARTER
(In Thousands)	JURISDICTION	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Albatross AH, LLC	DE	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000
Auburndale Asset Holdings, LTD	Cayman	18,000	18,000	18,000	18,000	—	18,000	16,615	—
Berentson Collateral Holding Company	DE	34,000	34,000	34,000	34,000	34,000	34,000	34,000	34,000
Bridger Financial, LLC	DE	35,250	35,250	35,250	35,250	35,250	35,250	35,250	35,250
Credit Suisse Securities (USA) LLC	NY	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000
Erikson AH, LLC	DE	40,000	40,000	40,000	40,000	40,000	40,000	40,000	40,000
Fairplane AH, LLC	DE	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000
FCE Funding, LLC	DE	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000
Fleetwood Funding Company, LLC	DE	27,200	27,200	27,200	27,200	27,200	27,200	27,200	27,200
Lakefield Funding, LLC	DE	25,840	25,840	25,840	25,840	25,840	25,840	25,840	25,840
MPR Asset Funding, LLC	DE	78,200	78,200	78,200	78,200	—	78,200	72,185	—
Pennington Asset Holdings LTD	Cayman	22,500	22,500	22,500	22,500	—	22,500	20,769	—
Platler Financial Holdings, LLC	NJ	39,069	40,729	39,698	39,069	37,374	39,069	37,993	37,374
Secured Loan Funding 06-1, LLC	DE	101,700	101,700	101,700	101,700	—	101,700	93,877	—
Shook Hill Asset Holdings, LTD	Cayman	40,000	40,000	40,000	40,000	—	40,000	36,923	—
Solent Loan Investor, LLC	DE	28,750	28,750	28,750	28,750	28,750	28,750	28,750	28,750
Wickston Funding, LLC	DE	34,400	34,400	34,400	34,400	34,400	34,400	34,400	34,400

(5)	Fair Value of Securities Acquired Under Repurchase - Secured Borrowing

	FIRST QUARTER				SECOND QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Fair Value of Securities Acquired Under Repurchase—Secured Borrowing	$601,537	$720,817	$689,008	$720,817	$721,796	$723,838	$722,511	$721,796

38

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

	THIRD QUARTER				FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Fair Value of Securities Acquired Under Repurchase—Secured Borrowing	$719,721	$721,796	$720,508	$719,721	$428,269	$71,921	$696,120	$428,269

(6)	Securities Acquired Under Repurchase – Secured Borrowing by NAIC Designation

(In Thousands)	1 NONE	2 NAIC 1	3 NAIC 2	4 NAIC 3	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 NONADMITTED
Bonds—FV	$403,517	$24,752	$—	$—	$—	$—	$—	$—
LB & SS—FV	—	—	—	—	—	—	—	—
Preferred Stock—FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans—FV	—	—	—	—	—	—	—	—
Real Estate—FV	—	—	—	—	—	—	—	—
Derivatives—FV	—	—	—	—	—	—	—	—
Other Invested Assets—FV	—	—	—	—	—	—	—	—

Total Assets	$403,517	$24,752	$—	$—	$—	$—	$—	$—

(7)	Collateral Pledged – Secured Borrowing

Not applicable

(8)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(9)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(10)	Recognized Liability to Return Collateral—Secured Borrowing (Total)

Not applicable

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statements of Operations but are not included in the computation of net gain from operations.

39

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Realized Gains (Losses):
Bonds	$(41,605)	$12,901	$185,285
Preferred Stocks	23	(46)	16
Common Stocks	566	—	7,060
Mortgage Loans	374	(57)	63
Cash, Cash Equivalents and Short-term Investments	—	155	88
Other Invested Assets	(54,476)	(590)	950
Other Hedging Investments	—	—	4,783
Derivative Instruments	16,576	27,896	63,478
Reinsurance Realized Gains (Losses)	(23,223)	—	—

Subtotal	(101,765)	40,259	261,723
Capital Gains Tax Expense	—	8,105	60,364

Net Realized Gains (Losses)	(101,765)	32,154	201,359
Losses (Gains) Transferred to IMR (Net of Taxes)	$91,199	$(8,109)	$(126,772)

Total	$(10,566)	$24,045	$74,587

	Years Ended December 31,
	2018	2017	2016
(In Thousands)
Changes in Net Unrealized Capital Gains (Losses)
Net of Deferred Income Tax:
Bonds	$(38)	$(77)	$119
Common Stocks of Non-affiliates	(2,144)	(1,473)	8,003
Common Stocks of Affiliates	(14,004)	(33,845)	2,897
Preferred Stocks	77,368	—	—
Mortgage Loans	—	—	6,175
Derivative Instruments	(72,222)	26,171	(39,386)
Other Hedging Investments	(26,744)	7,694	(135,495)
Other Invested Assets	(68,093)	(115,335)	2,582
Tax Rate change impact	—	21,140	—

Total	$(105,877)	$(95,725)	$(155,105)

The deferred tax netted in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was $26.6 million, ($21.6) million, and $57.6 million at December 31, 2018, 2017 and 2016, respectively.

In 2015, the Company implemented a public bond trading strategy which results in the increase in investment cash flows from both sales and acquisitions of bonds. Included in the investment cash flows are proceeds from sales of bonds to related parties and the cost of bonds acquired from related parties totaling $736.9 million and $7.7

40

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

million, respectively, for the year ended December 31, 2018, $1,060.9 million and $1,001.2 million, respectively, for the year ended December 31, 2017, and $4,162.8 million and $3,961.5 million, respectively, for the year ended December 31, 2016. Net realized gains before taxes and transfers to the IMR associated with the related-party sales totaled $13.4 million, $9.0 million, and $50.5 million for the years ended December 31, 2018, 2017, and 2016, respectively.

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Bonds (Unaffiliated)	$426,102	$359,474	$296,501
Preferred Stocks (Unaffiliated)	21,777	14,351	1,943
Common Stocks (Unaffiliated)	13,033	23,086	11,747
Common Stocks (Affiliated)	23,190	40,436	18,038
Mortgage Loans	36,349	27,277	26,223
Contract Loans	28,459	29,563	34,293
Cash, Cash Equivalents and Short-term Investments	65,998	47,434	62,031
Derivative Instruments	133,172	(285,985)	(243,007)
Other Invested Assets	43,933	27,054	37,645
Other Investment Income	—	—	3

Gross Investment Income	792,013	282,690	245,417

Interest Expense on Surplus Notes	(43,260)	(43,260)	(43,260)
Investment Expenses	(29,586)	(34,729)	(30,262)

Net Investment Income	$719,167	$204,701	$171,895

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company did not have investment income due and accrued excluded from surplus for the years ended December 31, 2018 and 2017.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed, fixed index, and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

Interest rate swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not designated an effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

Beginning in July 2015, the Company began hedging the equity exposure embedded in its new fixed index annuity products with OTC options utilizing the Cash Return on Capital Invested, Sector III, and MAA indices. Fair value

41

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

change in the options embedded within the policies are recorded in income. The OTC options were designated as fair value hedges with changes in fair value also recorded in income through September 30, 2018. On October 1, 2018, the Company elected to discontinue hedge accounting and de-designate the options and offsetting liabilities as hedge pairs. As a result, changes in the fair value of these options from October 1, 2018 to December 31, 2018 were recorded as unrealized losses in surplus.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2018 and 2017, the Company pledged $208.1 million and $101.1 million, respectively, in U.S. Treasury securities and cash as collateral to counterparties. At December 31, 2018 and 2017, counterparties pledged to the Company $144.4 million and $224.3 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

42

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at December 31, 2018
(In Thousands)	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest Rate Swaps	$4,478,512	$9,315	$—	$9,315
Currency Swaps	152,157	25,594	—	25,594
Credit Default Swaps	30,500	1,420	1,622	(202)
FX Forwards	4,216	91	—	91
Payor Swaptions	800,000	863	7,890	(7,027)
Equity Index Options	1,699,337	147,679	84,957	62,722

Total	$7,164,722	$184,962	$94,469	$90,493

		Outstanding at
		December 31, 2017
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
(In Thousands)	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$2,935,893	$40,144	$—	$40,144
Currency Swaps	182,148	15,892	—	15,892
FX Forwards	4,012	(308)	—	(308)
Payor Swaptions	800,000	751	7,890	(7,139)
Equity Index Options	2,012,068	212,356	60,141	152,215

Total	$5,934,121	$268,835	$68,031	$200,804

At December 31, 2018 and 2017, open futures contracts had a notional value of $2,232.6 million and $1,676.4 million and a fair value of ($11.8) million and $1.6 million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

On November 1, 2018, the Company created 4 Replication Synthetic Asset Transactions (“RSATs”) which were approved by the SVO. Each of the four RSATs are the combination of a long dated interest rate swap that pays fixed and receives floating rate coupons with a group of long dated fixed rate investment grade corporate bonds. The resulting synthetic asset is a long dated floating rate bond. The net unrealized loss on the four interest rate swaps was $2.5 million at November 1, 2018. This amount is being amortized over the remaining life of the swaps.

The Company did not have derivative contracts with financing premiums during 2018 or 2017.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

43

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company has two reinsurance agreements with Barbco, refer to Note 2 for additional details. The Company has liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $247.0 million and $247.5 million at December 31, 2018 and 2017, respectively.

The Company cedes certain risks to DLRC through the VA Treaty and the FIA Treaty. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual variable universal life, individual universal life, individual private placement variable universal life, corporate and bank-owned life insurance policies and accidental death benefit. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

In 2018, the Company ceded, on a coinsurance and modified coinsurance basis, in-force variable annuity base contracts to an unaffiliated reinsurer. For the year ended December 31, 2018, premiums ceded under the treaty were $13.0 billion, and benefits ceded (including policy surrenders) were $2.0 billion.

The effects of reinsurance on premiums and benefits were as follows:

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Premiums and Annuity Considerations:
Direct	$2,735,942	$2,079,789	$1,891,709
Ceded—Affiliated	(22,573)	(29,101)	(60,552)
Ceded—Non-affiliated	(13,027,440)	(17,295)	(16,723)

Net Premiums and Annuity Considerations	$(10,314,071)	$2,033,393	$1,814,434

Insurance and Other Individual Policy Benefits and Claims:
Direct	862,511	806,146	824,340
Assumed—Non-affiliated	4,214	4,182	4,287
Ceded—Affiliated	(22,493)	(26,772)	(62,746)
Ceded—Non-affiliated	(411,682)	(25,515)	(12,381)

Net Policy Benefits and Claims	$432,550	$758,041	$753,500

10.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

44

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2018 and 2017, the Company had $10.9 million and $11.4 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.1 million and $2.7 million as of December 31, 2018 and 2017, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2018 and 2017 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $63.4 million and $58.4 million at December 31, 2018 and 2017, respectively.

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2018

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2018	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$8,024,252	$467,316	$—	$8,491,568	37.728%
At Book Value Less Current Surrender Charge of 5% or More	1,052,279	—	—	1,052,279	4.675%
At Fair Value	—	—	10,671,265	10,671,265	47.412%

Total with Adjustment or at Market Value	9,076,531	467,316	10,671,265	20,215,112	89.815%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,268,696	—	—	1,268,696	5.637%
Not Subject to Discretionary Withdrawal	999,454	—	24,345	1,023,799	4.548%

Total (Gross: Direct and Assumed)	11,344,681	467,316	10,695,610	22,507,607	100.000%
Reinsurance Ceded	36,646	—	—	36,646

Total (Net)	$11,308,035	$467,316	$10,695,610	$22,470,961

45

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

December 31, 2017

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2017	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$5,857,681	$549,153	$—	$6,406,834	28.092%
At Book Value Less Current Surrender Charge of 5% or More	979,337	—	—	979,337	4.294%
At Fair Value	—	—	12,970,762	12,970,762	56.874%

Total with Adjustment or at Market Value	6,837,018	549,153	12,970,762	20,356,933	89.260%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,428,649	—	—	1,428,649	6.264%
Not Subject to Discretionary Withdrawal	996,612	—	24,046	1,020,658	4.476%

Total (Gross: Direct +Assumed)	9,262,279	549,153	12,994,808	22,806,240	100.000%
Reinsurance Ceded	30,353	—	—	30,353

Total (Net)	$9,231,926	$549,153	$12,994,808	$22,775,887

12.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for the life contracts” in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statements of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate

46

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $21,177.8 million and $23,870.4 million as of December 31, 2018 and 2017, respectively. As of December 31, 2018 and 2017, the Company’s Separate Account statements, included legally insulated assets of $20,542.8 million and $23,004.7 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2018 were attributed to the following products:

Product	Legally Insulated Assets	Not - Legally Insulated Assets	Total
(In Thousands)
Variable Life	$9,732,260	$—	$9,732,260
Variable Annuity	10,810,504	—	10,810,504
MVA Annuity	—	635,076	635,076

Total	$20,542,764	$635,076	$21,177,840

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statements of Operations for the General Account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $18,071.3 million and $20,706.7 million of non-guaranteed Separate Account reserves and $467.3 million and $549.1 million of guaranteed Separate Account reserves as of December 31, 2018 and 2017, respectively.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $179.3 million, $206.1 million, and $207.6 million were received by the General Account from the Separate Accounts during the years ended December 31, 2018, 2017 and 2016, respectively.

For the years ended December 31, 2018, 2017 and 2016, the Company’s General Account paid $62.9 million, $84.0 million, and $95.7 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

47

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

An analysis of the Separate Account reserves as of December 31, 2018 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ Equal to 4%	Nonguarantee Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2018	$11,608	$186,607	$198,215
Reserves at 12/31/2018
For Accounts with Assets at:
Fair Value	147,437	18,071,347	18,218,784
Amortized Cost	319,879	—	319,879

Total Reserves	$467,316	$18,071,347	$18,538,663

By Withdrawal Characteristics:
With Market Value Adjustment	$467,316	$—	$467,316
At Fair Value	—	18,047,002	18,047,002

Subtotal	467,316	18,047,002	18,514,318
Not Subject to Discretionary Withdrawal	—	24,345	24,345

Total	$467,316	$18,071,347	$18,538,663

An analysis of the Separate Account reserves as of December 31, 2017 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2017	$8,922	$143,332	$152,254
Reserves at 12/31/2017
For Accounts with Assets at:
Fair Value	167,560	20,706,728	20,874,288
Amortized Cost	381,593	—	381,593

Total Reserves	$549,153	$20,706,728	$21,255,881

By Withdrawal Characteristics:
With Market Value Adjustment	$549,153	$—	$549,153
At Fair Value	—	20,682,682	20,682,682

Subtotal	549,153	20,682,682	21,231,835
Not Subject to Discretionary Withdrawal	—	24,046	24,046

Total	$549,153	$20,706,728	$21,255,881

48

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Below is the reconciliation of “Net Transfers (from) or to Separate Accounts net of reinsurance” in the Statements of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Transfers to Separate Accounts	$198,215	$152,254	$119,314
Transfers (from) Separate Accounts	(2,468,733)	(2,172,432)	(2,068,510)

Net Transfers (from) Separate Accounts net of reinsurance in the Statement of Operations	$(2,270,518)	$(2,020,178)	$(1,949,196)

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including

49

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2018 were as follows:

(In Thousands) Description for Each Class of Asset or Liability	Level 1		Level 2	Level 3	Net Asset Value (“NAV”)	Total
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	$—		$1,856	$168,640	$—	$170,496
Bonds—Unaffiliated (b)						—
Asset-backed Securities	—		—	1,068	—	1,068
Derivative Assets (d)						—
Interest Rate Contracts	45,885		21,247	—	—	67,132
Equity Contracts	93		147,679	—	—	147,772
Foreign Exchange Contracts	—		25,684	—	—	25,684
Separate Accounts Assets (c) (e)	12,356,549		5,656,089	323,517	179,611	18,515,766

Total Assets at Fair Value	$12,402,527		$5,852,555	$493,225	$179,611	$18,927,918

Liabilities at Fair Value:
Separate Accounts (c)	$—		$(28,142)	$—	$—	$(28,142)
Derivative Liabilities (d)
Interest Rate Contracts	(23,242)		(30,029)	—	—	(53,271)
Equity Contracts	(10,227)		—	—	—	(10,227)
Foreign Exchange Contracts	(1,622)		—	—	—	(1,622)

Total Liabilities at Fair Value	$(35,091	) $	(58,171)	$—	$—	$(93,262)

50

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2017 were as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	NAV	Total
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,905	$125,472	$—	$127,377
Bonds—Unaffiliated (b)
Asset-backed Securities	—	—	1,118	—	1,118
Industrial and Miscellaneous	—	19	—	—	19
Derivative Assets (d) Interest Rate Contracts	40,912	41,143	—	—	82,055
Equity Contracts	4,339	212,356	—	—	216,695
Foreign Exchange Contracts	—	15,944	—	—	15,944
Separate Accounts Assets (c) (e)	14,955,094	5,575,017	653,171	199,884	21,383,166

Total Assets at Fair Value	$15,000,345	$5,846,384	$779,761	$199,884	$21,826,374

Liabilities at Fair Value:
Separate Accounts (c) (e)	$—	$(34,040)	$—	$—	$(34,040)
Derivative Liabilities (d)
Interest Rate Contracts	(14,264)	(26,895)	—	—	(41,159)
Equity Contracts	(1,000)	—	—	—	(1,000)
Foreign Exchange Contracts	(1,740)	(360)	—	—	(2,100)

Total Liabilities at Fair Value	$(17,004)	$(61,295)	$—	$—	$(78,299)

(a)	Common stocks are carried at fair value.
(b)	Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.
(c)

Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $2,233.1 million and $2,001.9 million of investment income and receivables due at December 31, 2018 and 2017, respectively. Separate Account liabilities include derivative liabilities carried at fair value.

(d)	The derivatives included in the leveling descriptions are carried at fair value.
(e)

Includes assets with a fair value of $179.6 million and $199.9 million at December 31, 2018 and 2017 respectively, in hedge funds, private equities and other alternative investments for which fair value is measured at NAV using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2018 or 2017, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules

51

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2018 and December 31, 2017.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2018:

(In Thousands)	Beginning Balance at 01/01/2018	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2018
Assets:
Common Stock Unaffiliated	$125,472	$—	$—	$—	$(13,956)	$70,470	—	$(13,308)	$(38)	$168,640
Bonds—Unaffiliated:
Asset-backed Securities	1,118	—	—	—	(50)	—	—	—	—	1,068
Separate Accounts Assets	653,171	27,077	(409,933)	236	(19,364)	117,300	16	(19,163)	(25,723)	323,517

Total Assets	$779,761	$27,077	$(409,933)	$236	$(33,370)	$187,670	$16	$(32,471)	$(25,761)	$493,225

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2017:

(In Thousands)	Beginning Balance at 01/01/2017	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2017
Assets:
Common Stock Unaffiliated	$105,124	$—	$—	$—	$(1,166)	$21,695	$—	—	$(181)	$125,472
Bonds—Unaffiliated:
Asset-backed Securities	1,219	—	—	—	(101)	—	—	—	—	1,118
Derivative Assets	1,551	781	—	(2,332)	—	—	—	—	—	—
Separate Accounts Assets	418,867	19,526	(77,204)	773	2,139	443,652	217	(120,971)	(33,828)	653,171

Total Assets	$526,761	$20,307	$(79,536)	$773	$872	$465,347	$217	$(120,971)	$(34,009)	$779,761

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

52

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31,2018:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$1,068	25	25
Common Stocks	Matrix Pricing	Spreads	168,640	1-216	46
Separate Accounts Assets	Matrix Pricing	Spreads	228,664	1-100	92
	Matrix Pricing	Spreads	7,359	94-103	100
	Market Pricing	Quoted Prices	20,156	40-106	100
	Market Pricing	Quoted Prices	34,492	94-104	98

Total Assets			$460,379

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2017:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$1,118	27	27
Common Stocks	Market Pricing	Spreads	125,472	1-193	34
Separate Accounts assets	Market Pricing	Quoted Prices	333,462	98-107	106
	Matrix Pricing	Spreads	46,675	35-189	102
	Market Pricing	Quoted Prices	4,569	99-105	102

Total assets			$511,296

There were no significant changes made in valuation techniques during 2018 and 2017.

Derivative values in the above tables are presented on a gross basis.

53

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company’s financial instruments as of December 31, 2018:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$ 982,420	$982,422 $	261,757	$720,663	$—	$—	$—
Bonds	10,147,570	10,497,705	255,301	8,810,613	1,081,656	—	—
Preferred Stocks	569,036	566,677	—	459,536	109,500	—	—
Common Stocks	170,496	170,496	—	1,856	168,640	—	—
Mortgages Loans on Real Estate	556,226	544,207	—	—	556,226	—	—
Derivatives – Options and Swaptions	148,542	148,542	—	148,542	—	—	—
Derivatives – Swaps and Forwards	95,083	101,890	49,015	46,068	—	—	—
Derivatives—Futures	93	93	93	—	—	—	—
Contract Loans	418,546	405,685	—	—	418,546	—	—
Other Invested Assets (a)	378,388	399,350	—	6	272,592	105,790	—
Separate Account Assets	18,912,208	18,944,772	12,363,762	6,005,960	362,875	179,611	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(490,792)	(475,872)	—	—	(490,792)	—	—
Derivatives – Swaps and Forwards	(68,674)	(65,470)	(23,242)	(45,431)	—	—	—
Derivatives—Futures	(11,849)	(11,849)	(11,849)	—	—	—	—
Separate Account Liabilities	(306,432)	(306,432)	—	(28,142)	(278,290)	—	—

54

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table presents the estimated fair value and carrying amounts of the Company’s financial instruments as of December 31, 2017:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$1,106,031	$1,106,031	$490,545	$615,486	$—	—	—
Bonds	8,179,480	8,089,119	252,974	6,132,260	1,794,246	—	—
Preferred Stocks	178,984	174,641	—	30,347	148,637	—	—
Common Stocks	127,377	127,377	—	1,905	125,472	—	—
Mortgages Loans on Real Estate	502,935	491,362	—	—	502,935	—	—
Derivatives – Options and Swaptions	213,107	213,107	—	213,107	—	—	—
Derivatives – Swaps and Forwards	97,248	97,248	40,912	56,336	—	—	—
Derivatives—Futures	4,339	4,339	4,339	—	—	—	—
Contract Loans	644,104	595,367	—	—	644,104	—	—
Other Invested Assets (a)	431,441	431,733	—	—	329,540	101,901	—
Separate Account Assets	21,873,899	21,867,696	14,971,158	5,993,125	709,732	199,884	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(503,609)	(464,401)	—	—	(503,609)	—	—
Derivatives – Swaps and Forwards	(41,520)	(41,520)	(14,264)	(27,256)	—	—	—
Derivatives—Futures	(2,739)	(2,739)	(2,739)	—	—	—	—
Separate Account Liabilities	(59,459)	(59,459)	—	(34,040)	(25,419)	—	—

(a)—Other invested assets includes assets with a fair value of $105.8 million and $199.9 million at December 31, 2018 and 2017 respectively in limited partnership investments as they are valued using equity values which are a proxy for fair value. As of December 31, 2018 and December 31, 2017, there were $112.9 million and $121.3 million of unfunded commitments for limited partnership investments. The investments have liquidity restrictions consisting of either general partner approval or no ability for early redemption.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments—The carrying value for cash, cash equivalents, and short- term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds—The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral

55

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities - The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate—The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives—The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans—The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets—Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts—The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 12. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds—The fair values of the Company’s General Account liabilities under investment- type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

56

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

14.	FEDERAL INCOME TAXES

The application of SSAP No.101, “Income Taxes,” requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized.

Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2018 and December 31, 2017.

The components of the Company’s DTAs and DTLs as of December 31, 2018 and December 31, 2017 were as follows:

(In Thousands)	December 31, 2018			December 31, 2017			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$172,389	$—	$172,389	$190,165	$—	$190,165	$(17,776)	$—	$(17,776)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	172,389	—	172,389	190,165	—	190,165	(17,776)	—	(17,776)
Deferred Tax Assets Nonadmitted	10,997	—	10,997	6,301	—	6,301	4,696	—	4,696

Subtotal Net Admitted Deferred Tax Assets	161,392	—	161,392	183,864	—	183,864	(22,472)	—	(22,472)
Deferred Tax Liabilities	78,127	—	78,127	96,306	—	96,306	(18,179)	—	(18,179)

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$83,265	$—	$83,265	$87,558	$—	$87,558	$(4,293)	$—	$(4,293)

57

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2018			December 31,2017			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted Gross Deferred Tax Assets Expected to Be Realized (Excluding the amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2 (b)2 Below)	83,265	—	83,265	87,558	—	87,558	(4,293)	—	(4,293)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	83,265	—	83,265	87,558	—	87,558	(4,293)	—	(4,293)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	XXX	XXX	219,153	XXX	XXX	205,430	XXX	XXX	13,723
(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	—	—	—	—	—	—	—	—	—

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2 (c))	$83,265	—	$83,265	$87,558	—	$87,558	$(4,293)	—	$(4,293)

	2018	2017
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	923%	1,024%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (In Thousands)	$1,472,020	$1,375,832

58

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2018		December 31, 2017		Change
(In Thousands) Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, by Tax Character as a Percentage
Adjusted Gross Deferred Tax Assets	$172,389	—	$190,165	—	$(17,776)	—
Percentage of Adjusted Gross Deferred Tax Assets by Tax
Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$161,392	—	$183,864	—	$(22,472)	—
Percentage of Net Admitted Adjusted Gross Deferred Tax
Assets by Tax Character Because of the Impact of Tax Planning Strategies	26.06%	0.00%	5.00%	0.00%	21.06%	0.00%

The Company’s tax planning strategies include the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company’s main components of income taxes incurred and DTAs and DTLs.

(In Thousands)	December 31, 2018	December 31, 2017	December 31, 2016
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(3,553)	$(65,461)	$(39,991)
Federal Income Tax Expense on Net Capital Gains	—	8,105	60,364

Current Income Tax (Benefit) Expense	$(3,553)	$(57,356)	$20,373

59

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The main components of the Company’s DTAs and DTLs as of December 31, 2018 and 2017 were as follows:

(In Thousands)	December 31, 2018	December 31, 2017	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$97,382	$81,244	$16,138
Investments	23,255	23,159	96
Deferred Acquisition Costs	22,997	15,403	7,594
Net Operating Loss Carryforward	—	44,573	(44,573)
Other (Including Items <5% of Total Ordinary Tax Assets)	28,755	25,786	2,969

Total Ordinary Deferred Tax Assets	$172,389	$190,165	$(17,776)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	10,997	6,301	4,696

Admitted Ordinary Deferred Tax Assets	$161,392	$183,864	$(22,472)
Capital:
Investments	—	—	—
Net Capital Loss Carryforward	—	—	—

Subtotal	—	—	—
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	—	—	—

Admitted Deferred Tax Assets	$161,392	$183,864	$(22,472)

Deferred Tax Liabilities:
Ordinary
Investments	$26,602	$36,335	$(9,733)
Policyholder Reserves	51,525	59,971	(8,446)

Subtotal	$78,127	$96,306	$(18,179)
Capital:
Investments	—	—	—

Subtotal	—	—	—

Deferred Tax Liabilities	$78,127	$96,306	$(18,179)

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$83,265	$87,558	$(4,293)

60

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The change in net deferred income taxes was comprised of the following:

(In Thousands) Description	December 31, 2018	December 31, 2017	Change
Total Deferred Tax Assets	$172,389	$190,165	$(17,776)
Total Deferred Tax Liabilities	78,127	96,306	(18,179)

Net Deferred Tax Assets / Deferred Tax Liabilities	$94,262	$93,859	$403
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$94,262	$93,859	$403
Tax Effect of Unrealized (Gains)/Losses			(26,614)

Change in Net Deferred Income Tax			$27,017

On December 22, 2017, the Tax Cuts and Jobs Act (“The Act”) was enacted that included a broad range of tax reform proposals affecting businesses, including a reduction of the corporate tax rate, repeal of the alternative minimum tax (AMT), the timing and amount of taxable income recognition and allowable deductions, and a new territorial tax system to address taxation of foreign earnings.

The Company has quantified the impact of these provisions, as applicable, in the following schedules and disclosures, as appropriate, consistent with Staff Accounting Bulletin No. 118 (SAB 118), as interpreted and adopted by NAIC SAPWG INT 18-01 on February 8, 2018.

The Company has accounted for the impact of the corporate tax rate change from 35% to 21% with respect to its deferred taxes. As a result of the decrease in the corporate tax rate, the Company recorded a net charge of $62.6 million through statutory surplus as of December 31, 2017. This included a charge of $83.4 million related to the re-measurement of gross deferred tax balances related to operations, and a benefit of $20.8 million related to unrealized gains and losses.

The Act modified the provisions applicable to the determination of the tax basis of policy contract reserves. Broadly, these modifications eliminate the prior law federally prescribed reserve and require determination of reserves, by contract, using NAIC reserving standards multiplied by a discount factor. The amount of the remeasurement included in the December 31, 2017 financial statements complies with the modifications of the Act.

61

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2018, 2017 and 2016 were as follows:

(In Thousands)	December 31, 2018			December 31, 2017			December 31, 2016
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net Income Before Taxes	$205,802	$43,218	41.5%	$191,923	$67,173	28.9%	$195,368	$68,378	15.0%
Pre-tax Capital Gains—Pre IMR	(101,765)	(21,370)	(20.5)%	40,259	14,091	6.1%	261,723	91,603	20.0%
Dividends Received Deduction		(16,026)	(15.4)%		(25,309)	(10.9)%		(10,581)	(2.3)%
Tax Credits		—	—%		—	—%		(764)	(0.2)%
Non-deductible Expenses		60	0.1%		61	—%		59	—%
Prior Period Adjustment		—	—%		—	—%		(9,750)	(0.3)%
Reversal of IMR		(3,179)	(3.1)%		(8,981)	(3.9)%		1,209	0.3%
Change in Non-admitted assets		(2,576)	(2.5)%		881	0.4%		(1,540)	(0.3)%
Prior Year Over/Under Accrual		2,083	2.0%		(8,058)	(3.5)%		(1,201)	(2.1)%
Deferred Tax Adjustment for Rate Change		—	—%		83,440	35.9%		—	—%
Non-consolidated Wholly Owned Subsidiaries		(32,785)	(31.5)%		(91,695)	(39.5)%		(57,572)	(12.6)%
Other		5	—%		117	0.2%		(376)	(0.1)%

Total Statutory Income Taxes		$(30,570)	(29.4)%		$31,720	13.7%		$79,465	17.4%

Federal Income Taxes Incurred		$(3,553)	(3.4)%		$(57,356)	(24.7)%		$20,373	4.5%
Change in Net Deferred Income Taxes		(27,017)	(26.0)%		89,076	38.4%		59,092	12.9%

Total Statutory Income Taxes		$(30,570)	(29.4)%		$31,720	13.7%		$79,465	17.4%

At December 31, 2018, the Company had no net operating loss or capital loss carryforwards. At December 31, 2018, the Company had $21.0 million of foreign tax credit carryforward, which will begin to expire if not utilized, by 2019. At December 31, 2018, the Company has $13.4 million of LIHTC carryforward, which will begin to expire, if not utilized, by 2030. At December 31, 2018, the Company had $1.6 million minimum tax credit carryforward which due to the Act will be refunded starting 2019.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2013 are closed for audit or examination under the applicable statute of limitations. On August 8, 2017 the Internal Revenue Service (the “IRS”) held open conference for tax years 2014 and 2015. The audit is ongoing and the Company has received information requests for those tax years. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2018 and 2017. As of December 31, 2018, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2018 and December 31, 2017. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2018, 2017 and 2016. The Company has not accrued any penalties related to UTBs.

62

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company will file a consolidated federal income tax return for the December 31, 2018 tax year with its wholly-owned subsidiary, DLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504 (c)(1). A formal tax allocation agreement has been implemented, and the allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In April 2018, October 2017 and April 2017, the Company paid an ordinary dividend $157.4 million, $100.0 million and $135.4 million, respectively, to the Parent. In March 2016, the Company paid a $200.0 million dividend to the Parent, of which $169.5 million was ordinary and $30.5 million extraordinary. In September 2016, the Company paid a $100.0 million extraordinary dividend to the Parent.

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2018 and 2017.

16.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $112.9 million and $121.3 million as of December 31, 2018 and December 31, 2017, respectively.

In December 2018, the Company committed to pay $19.4 million of capital contributions to CSHH.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such

63

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.2 million for guaranty fund assessments as of December 31, 2018 and 2017. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2018 and 2017, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes, and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which made clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

On February 4, 2014, the IRS issued Revenue Ruling 2014-7, 2014-9I.R.B. 539, which stated that Revenue Ruling 2007-54 is thereby modified and superseded, and that Revenue Ruling 2007-61 is obsolete. Accordingly, the required interest holding, which was used in calculation of the Company’s share of DRD, is no longer a published position of the IRS and is viewed as effectively being revoked. Priority Guidance Plans released subsequent to the publication of Revenue Ruling 2014-7 do not include a project concerning the determination of the Company’s share under Section 812 of the Internal Revenue Code (“IRC”). On December 22, 2017, the Tax Cuts and Jobs Act (“2017 Act”) was passed introducing a broad range of tax reform changes including resolution to the company share percentage issue. The 2017 Act replaced the prior law calculation of the Company’s share and policyholders’ share with a fixed percentage of 70% and 30%, respectively, effective for tax years beginning after December 31, 2017. For the years ended December 31, 2018 and 2017, the Company’s financial statements reflect benefits of $7.2 million and $11.7 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF’s affiliates at or prior to closing of the Sale Transaction, including the group insurance

64

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

business previously conducted by DLNY, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2018 and reported in the current financial statements:

•	Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•	Certain Federal Home Loan Bank (“FHLB”) capital stock.

•	Certain bonds on deposit with governmental authorities as required by law.

•	Certain cash deposits held in a mortgage escrow account (see “Other restricted assets” below).

•	Derivative cash collateral which was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

•	Certain cash collateral for brokerage margin.

•	Cash held in a tax escrow account.

The following were restricted assets (including pledged assets):

(In Thousands)
										Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Current Year Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Non Admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Subject to Repurchase Agreements	$25,000	$—	$—	$—	$25,000	$25,000	$—	$—	$25,000	0.07%	0.07%
Subject to Reverse Repurchase Agreements	347,813	—	—	—	347,813	504,928	(157,115)	—	347,813	0.94%	0.94%
FHLB Capital Stock	16,425	—	—	—	16,425	16,425	—	—	16,425	0.04%	0.04%
On Deposit with States	5,193	—	—	—	5,193	5,191	2	—	5,193	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	603,518	—	—	—	603,518	463,248	140,270	—	603,518	1.64%	1.64%
Other Restricted Assets	139,833	—	—	—	139,833	477,964	(338,131)	—	139,833	0.38%	0.38%

Total Restricted Assets	$1,012,659	$—	$—	$—	$1,012,659	$1,434,722	$(305,099)	$—	$1,012,659	2.74%	2.74%

65

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage Escrow	$3,430	$—	$—	$—	$3,430	$3,213	$217	$3,430	0.01%	0.01%
Restricted Cash—Tax Escrow	11,280	—	—	—	11,280	11,280	—	11,280	0.03%	0.03%
Restricted Cash—Brokerage Margin	—	—	—	—	—	288,473	(288,473)	—	—%	—%
Restricted Cash—Derivative Collateral	125,123	—	—	—	125,123	174,998	(49,875)	125,123	0.34%	0.34%

Total	$139,833	$—	$—	$—	$139,833	$477,964	$(338,131)	$139,833	0.38%	0.38%

Lease Commitments

Effective September 24, 2014, the Company entered into a lease agreement for its Waltham, Massachusetts office. On February 19, 2016, the original lease agreement was amended to add additional space. The lease, as amended, expires on April 30, 2023. Rental expenses for 2018, 2017 and 2016 were $2.4 million, $2.3 million, and $1.7 million, respectively, under this lease.

Effective January 22, 2014, the Company entered into a lease agreement for its Indianapolis, Indiana office. This lease expires on December 31, 2024. Rental expenses for 2018, 2017 and 2016 were $0.2 million under this lease.

Effective July 27, 2016, the Company entered into a sublease agreement for additional space for its Indianapolis office, with this sublease expiring on November 30, 2026. Rental expenses for 2018, 2017 and 2016 were $0.4 million, $0.4 million and $0.2 million, respectively, under this sublease.

Effective February 26, 2016, the Company entered into a sublease agreement for its Chicago, Illinois office. This sublease expires on August 31, 2019. Rental expenses for 2018, 2017 and 2016 were $0.3 million, $0.3 million and $0.2 million, respectively, under this sublease. These rental expenses are reimbursed by CSP&C under its services agreement with the Company.

Effective December 20, 2018, the Company entered into a lease agreement for a Chicago office that expires on May 31, 2025. Rental expense for 2018 was $0 due to the abatement of the first five months of rent.

Effective December 1, 2017, the Company entered into a six-month lease agreement for a New York, New York office with a monthly rental expense of approximately $13.6 thousand that expired May 31, 2018. Effective June 1, 2018, the Company renewed the lease with additional space for another six months with a monthly rental expense of approximately $17.8 thousand that expired on November 30, 2018. Effective December 1, 2018 the Company renewed the lease for an additional six months with a monthly rental expense of approximately $18.8 thousand.

Effective July 23, 2018, the Company entered into a month-to-month lease agreement for an office in New York, New York.

The monthly rental expense is approximately $3.9 thousand. The lease ended March 31, 2019.

66

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Effective September 10, 2018, the Company entered into a lease agreement for an office in Miramar, Florida that expires on May 31, 2024. Rental payments will commence once the Company takes possession of the space which is currently projected to be March 1, 2019. The first three months of rent in 2019 will be abated.

a. At December 31, 2018, future minimum aggregate rental commitments were as follows:

Year Ending December 31,	(In Thousands) Operating Leases
2019	$2,995
2020	3,073
2021	2,936
2022	3,077
2023	1,685
Aggregate Total All Future Years	$1,824

17.	DEBT

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Facility”) with Societe Generale, which was amended effective December 29, 2017 to a $200.0 million revolving credit facility. Borrowings under the Facility may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Facility, and the Facility has a 270 days rolling margin commitment. The Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2018, 2017, and 2016 were approximately $0.9 million, $1.7 million, and $1.5 million, respectively, and the total interest paid under the Facility in 2016 was approximately $200 thousand. At December 31, 2018 and 2017, there was no amounts outstanding under the Facility.

18.	FEDERAL HOME LOAN BANK

The Company is a member of the FHLB of Indianapolis. Through its membership, the Company utilizes funding agreements obtained from the FHLB. The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in the Company’s general operations would be accounted for as borrowed money. As of December 31, 2018 and 2017, there was $365.0 million outstanding to the FHLB.

67

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

FHLB Capital Stock

Aggregate Totals

		General	Separate
Year Ended 2018 (In Thousands)	Total	Account	Accounts
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,587	2,587	—
Activity Stock	13,838	13,838	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$471,449	XXX	XXX

Year Ended 2017 (In Thousands)
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,471	2,471	—
Activity Stock	13,954	13,954	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$366,408	XXX	XXX

Membership Stock (Class A and B) Eligible for Redemption

(In Thousands)
Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	16,425	16,425	—	—	—	—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date

(In Thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$531,213	$527,623	$365,000
Current Year Separate Accounts Total Collateral Pledged	76,461	75,895	—

Current Year Total General and Separate Accounts Total Collateral Pledged	$607,674	$603,518	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$478,624	$463,247	$365,000

68

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Maximum Amount Pledged During Reporting Period

(In Thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Maximum Collateral Pledged	$547,842	$545,485	$365,000
Current Year Separate Accounts Maximum Collateral Pledged	96,957	95,763	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$644,799	$641,248	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$528,132	$507,986	$365,000

Borrowing from FHLB

Amount as of Reporting Date

Current Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	320,507
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$320,507

Prior Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	312,552
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$312,552

Maximum Amount during Reporting Period (Current Year)

(In Thousands)	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	365,000	365,000	—
Other	—	—	—

Aggregate Total	$365,000	$365,000	$—

69

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Does the Company have prepayment Obligations under the following arrangements (YES/NO)
Debt	YES
Funding Agreements	YES
Other	NO

19. SUBSEQUENT	EVENTS

The Company has evaluated events or transactions that occurred from January 1, 2019 to April 25, 2019, the date the financial statements were available to be issued. The Company is not aware of any Type I events or transactions that occurred subsequent to December 31, 2018 having a material effect on the financial statements.

Type II—Nonrecognized Subsequent Events:

During 2019, the Company recaptured the policies previously ceded to DLRC under the FIA Treaty with the consent of DLRC. This transaction reduced the reinsurance deposit asset and funds held liabilities by $724.4 million. The recaptures had no effect on the surplus of the Company.

During 2019, the Company contributed certain hedging instruments totaling $167.5 million to DL Investment Holdings 2016-1, LLC.

On April 1, 2019, after receipt of all required regulatory approvals, the Company acquired the Pennsylvania domiciled Lackawanna Casualty Group, consisting of Lackawanna Casualty Company and its two subsidiaries, Lackawanna National Insurance Company and Lackawanna American Insurance Company, for the purchase price of $168.7 million.

On April 5, 2019, the Company paid an ordinary dividend of $200.0 million to the Parent.

70

PART C

ITEM 26.     EXHIBITS

A.	Resolution of the Board of Directors of the Depositor, dated October 29, 1998, authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form S-6, File No. 333-68601, filed on December 9, 1998.)

B.	None.

C.	(1)	Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 30, 2009.)

	(2)	Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 30, 2009.)

	(3)	Amendment Two to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(4)	Amendment Three to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(5)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on April 27, 2012.)

D.	(1)	Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated by reference to Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(2)	Charitable Giving Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143353, filed on September 19, 2007.)

	(3)	Payment of Stipulated Amount Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-68601, filed on April 27, 1999.)

	(4)	Waiver of Monthly Deductions Rider (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143353, filed on September 19, 2007.)

	(5)	Travel Assistance Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143353, filed on September 19, 2007.)

	(6)	Loan Lapse Protection Rider (Incorporated herein by reference to Registration Statement on Form N-6, File No. 333-144628, filed on July 17, 2007.)

	(7)	Scheduled Increases Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6, File No. 333-143353, filed on May 20, 2009.)

E.	(1)	Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated by reference to Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(2)	Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated by reference to Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(3)	Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated by reference to Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(4)	Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated by reference to Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(5)	Consent Form (Incorporated by reference to Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(6)	Scheduled Increases Application (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6, File No. 333-143353, filed on May 20, 2009.)

F.	(1)	Certificate of Incorporation of Delaware Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

	(2)	Bylaws of the Depositor(Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

G.	Specimen Reinsurance Contract (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-100829, filed on October 30, 2002.)

H.	(1)	Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-82957, filed with the Securities and Exchange Commission on February 3, 2000.)

	(2)	Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund, and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on April 28, 2005.)

	(3)	Participation Agreement, dated May 1, 2001, as amended through March 26, 2018, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AllianceBernstein L.P and AllianceBernstein Investments, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.)

	(4)	Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Insurance and Annuity Company of New York, and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed December 31, 2002.)

	(5)	Participation Agreement, dated September 27, 2018, by and among Goldman Sachs Variable Insurance Trust and Goldman Sachs & Co. LLC, dated September 27, 2018 (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.)

	(6)	Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form S-6, File No. 333-65048, filed on July 3, 2002.)

	(7)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(8)	Participation Agreement, dated September 16, 2002, as amended through September 17, 2014, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Investments (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.)

	(9)	Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136435, filed on August 9, 2006.)

	(10)	Participation Agreement, dated May 1, 2004, as amended through June 5, 2018, by and among Delaware Life Insurance Company, The Morgan Stanley Variable Insurance Fund, Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Distribution, Inc (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.)

	(11)	Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investments Trust, Van Kampen Funds Inc., and Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(12)	Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(13)	Participation Agreement, dated April 26. 2013, as amended through July 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Delaware Life Insurance and Annuity Company (Bermuda) Ltd., Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers, LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.)

	(14)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P., and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005.)

	(15)	Participation Agreement, dated October 1, 2008, as amended through May 7, 2018, by and among Delaware Life Insurance Company and Delaware Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018)

	(16)	Participation Agreement, dated December 1, 2012, as amended through September 8, 2014, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, MFS Variable Insurance Trusts I, II and III, and MFS Fund Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.)

I.	Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on October 1, 2002.)

J.	(1)	Powers of Attorney.

	(2)	Resolution of the Board of Directors of the Depositor dated April 24, 2019, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed with the Securities and Exchange Commission on April 26, 2019.)

K.	Legal Opinion.

L.	None.

M.	None.

N.	(1)	Consent of Independent Registered Public Accounting Firm.

	(2)	Representation of Counsel pursuant to Rule 485(b).

O.	None.

P.	None.

Q.	None.

ITEM 27.     DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor
Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chairman and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and President and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

ITEM 28.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Group One Thousand One, LLC.

The organization chart of Group One Thousand One, LLC, the Depositor and Registrant is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed April 26, 2019.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

ITEM 29.     INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30.     PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, F, G, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Christopher J. Vellante	Chief Compliance Officer

*	The principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c) Inapplicable.

ITEM 31.     LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451 or at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

ITEM 32.     MANAGEMENT SERVICES

Not applicable.

ITEM 33.     FEE REPRESENTATION

Delaware Life Insurance Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Delaware Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 29th day of April, 2019.

DELAWARE LIFE VARIABLE ACCOUNT I
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
Chief Executive Office and President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David E. Sams, Jr.* David E. Sams, Jr.	Chairman and Director (Principal Executive Officer)	April 29, 2019

/s/ Daniel J. Towriss* Daniel J. Towriss	Chief Executive Officer and President and Director (Principal Executive Officer)	April 29, 2019

/s/ Michael K. Moran* Michael K. Moran	Senior Vice President and Chief Accounting Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	April 29, 2019

/s/ Dennis A. Cullen* Dennis A. Cullen	Director	April 29, 2019

*By: /s/ Kenneth N. Crowley Kenneth N. Crowley

Attorney-in-Fact for:

Dennis A. Cullen, Director

David E. Sams, Jr., Chairman and Director

Daniel J. Towriss, Chief Executive Officer,
President, and Director;

Michael K. Moran, Senior Vice President, Chief
Accounting Officer, and Treasurer

April 29, 2019

*

Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on April 26, 2019. Powers of attorney are included herein as Exhibit J(1).

EXHIBIT INDEX

J (1)	Powers of Attorney

K	Legal Opinion

N (1)	Consent of Independent Registered Public Accounting Firm

N (2)	Representation of Counsel Pursuant to Rule 485(b)